           As filed with the Securities and Exchange Commission on July 29, 2003
                                               Securities Act File No. 333-59745
                                       Investment Company Act File No. 811-08895


================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-1A

            Registration Statement Under The Securities Act Of 1933          [x]

                          Pre-Effective Amendment No.                        [ ]


                        Post-Effective Amendment No. 24                      [x]

                                     and/or

        Registration Statement Under The Investment Company Act Of 1940      [x]

                               Amendment No. 25                              [x]
                        (Check appropriate box or boxes)

                                 ING FUNDS TRUST
                         (FORMERLY PILGRIM FUNDS TRUST)
                 (Exact Name of Registrant Specified in Charter)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

              Huey P. Falgout, Jr.                    With copies to:
              ING Investments, LLC                Jeffrey S. Puretz, Esq.
         7337 E. Doubletree Ranch Road                    Dechert
              Scottsdale, AZ 85258                  1775 I Street, N.W.
    (Name and Address of Agent for Service)        Washington, DC 20006

                            ------------------------

 It is proposed that this filing will become effective (check appropriate box):

[ ]   Immediately upon filing pursuant to paragraph (b)      [x]   on August 1, 2003, pursuant to paragraph (b)

[ ]   60 days after filing pursuant to paragraph (a)(1)      [ ]   on  (______), pursuant to paragraph (a)(1)

[ ]   75 days after filing pursuant to paragraph (a)(2)      [ ]   on (_______), pursuant to paragraph  (a)(2) of
                                                                   Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

[PROSPECTUS OVERLAY]
       PROSPECTUS

    [GEORGE WASHINGTON PHOTO]
       August 1, 2003


       Classes A, B, C and M

                                                  FIXED INCOME FUNDS
                                                  ING GNMA Income Fund
                                                  ING High Yield Bond Fund
                                                  ING High Yield Opportunity
                                                  Fund
                                                  ING Intermediate Bond Fund
                                                  ING National Tax-Exempt Bond
                                                  Fund
                                                  ING Strategic Bond Fund
                                                  MONEY MARKET FUNDS
                                                  ING Classic Money Market Fund
                                                  ING Money Market Fund

       This Prospectus contains
       important information about
       investing in the ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Funds will
       achieve their objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                          [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes each Fund's objective, investment strategy and risks.

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE ING FUNDS                            1
    FUNDS AT A GLANCE                                        2

    FIXED INCOME FUNDS
    ING GNMA Income Fund                                     4
    ING High Yield Bond Fund                                 6
    ING High Yield Opportunity Fund                          8
    ING Intermediate Bond Fund                              10
    ING National Tax-Exempt Bond Fund                       12
    ING Strategic Bond Fund                                 14

    MONEY MARKET FUNDS
    ING Classic Money Market Fund                           16
    ING Money Market Fund                                   18


    WHAT YOU PAY TO INVEST                            20
    SHAREHOLDER GUIDE                                 24
    MANAGEMENT OF THE FUNDS                           33
    DIVIDENDS, DISTRIBUTIONS AND TAXES                35
    MORE INFORMATION ABOUT RISKS                      36
    FINANCIAL HIGHLIGHTS                              39
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

FIXED INCOME FUNDS

  ING offers both aggressive and conservative Fixed Income Funds.

  They may suit you if you:

  - want a regular stream of income.

  Fixed Income Funds other than the ING Money Market Fund and the ING Classic Money Market Fund may suit you if you:

  - want greater income potential than a money market fund; and
  - are willing to accept more risk than a money market fund.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.


                  FUND                                           INVESTMENT OBJECTIVE
                  ---------------------------------------------------------------------------------------
FIXED             ING GNMA Income Fund                           High current income, consistent with
INCOME            Adviser: ING Investments, LLC                  liquidity and safety of principal
FUNDS             Sub-Adviser: Aeltus Investment
                  Management, Inc.

                  ING High Yield Bond Fund                       High current income and total return
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management
                  LLC

                  ING High Yield Opportunity Fund                High current income and capital growth
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment
                  Management, Inc.

                  ING Intermediate Bond Fund                     High current income, consistent with the
                  Adviser: ING Investments, LLC                  preservation of capital and liquidity
                  Sub-Adviser: ING Investment Management
                  LLC

                  ING National Tax-Exempt Bond Fund              High current income that is exempt from
                  Adviser: ING Investments, LLC                  federal income taxes, consistent with
                  Sub-Adviser: Furman Selz Capital               the preservation of capital
                  Management LLC

                  ING Strategic Bond Fund                        Maximum total return
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment
                  Management, Inc.


MONEY MARKET      ING Classic Money Market Fund                  High current income, consistent with the
FUNDS             Adviser: ING Investments, LLC                  preservation of capital and liquidity
                  Sub-Adviser: ING Investment Management
                  LLC

                  ING Money Market Fund                          High current income, consistent with the
                  Adviser: ING Investments, LLC                  preservation of capital and liquidity
                  Sub-Adviser: Aeltus Investment
                  Management, Inc.


 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Mortgage-backed GNMA Certificates that are                Credit, interest rate, prepayment and other risks that
guaranteed as to the timely payment of principal          accompany an investment in government bonds and
and interest by the U.S. Government.                      mortgage-related investments. Generally has less credit risk than other income funds.


A diversified portfolio of high yield (high risk)         Credit, interest rate, prepayment and other risks that
bonds that are unrated or rated below investment          accompany an investment in lower-quality debt securities.
grade.                                                    Particularly sensitive to credit risk during economic
                                                          downturns.


High yield (high risk) debt securities, including         Credit, liquidity, interest rate and other risks that
those in the lowest ratings, as well as equities          accompany an investment in lower-quality debt securities.
and foreign securities.                                   Particularly sensitive to credit risk during economic
                                                          downturns. May also present price volatility from equity
                                                          exposure and foreign securities. May be sensitive to
                                                          currency exchange rates, international political and
                                                          economic conditions, and other risks.


Investment grade bonds with a minimum average             Credit, interest rate, prepayment and other risks that
portfolio quality being investment grade, and             accompany an investment in fixed income securities. May be
dollar weighted average maturity generally ranging        sensitive to credit risk during economic downturns.
between three and ten years.


Investment grade bonds of municipal issuers, the          Credit, interest rate, prepayment and other risks that
interest from which is exempt from federal income         accompany an investment in investment grade debt securities
taxes.                                                    of municipal issuers.


Investment grade and high yield (high risk) debt          Credit, interest rate, prepayment and other risks that
securities.                                               accompany an investment in debt securities, including high yield debt securities. May be sensitive to credit risk
                                                          during economic downturns.


High quality, U.S. dollar-denominated short-term          Credit, interest rate and other risks that accompany an
debt securities.                                          investment in short- term debt securities.


Short-term, high quality debt securities.                 Credit, interest rate and other risks that accompany an
                                                          investment in short- term debt securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER

ING GNMA INCOME FUND                          Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (GNMA) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. Government.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA Certificates. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities, and securities issued by the following agencies and instrumentalities of the U.S.
Government: the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may invest in debt securities of any maturity, although the Sub-Adviser expects to invest in securities with effective maturities in excess of one year.



Please refer to the SAI for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PREPAYMENT RISK -- through investment in GNMA securities and other mortgage-related securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower yields.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund is subject to less credit risk than other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government-sponsored enterprises.

Although FNMA and FHLMC are government-sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional debt securities.


EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.


 4      ING GNMA Income Fund

                                                            ING GNMA INCOME FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
8.06      -2.07    15.91    5.71     10.20    7.52     0.58     10.36    8.65     9.81


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.

            Best and worst quarterly performance during this period:

                            1st quarter 1995:  5.50%


                            1st quarter 1994: -2.42%

             Fund's year-to-date total return as of June 30, 2003:

                                     2.00%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance - the Lehman Brothers Mortgage-Backed Securities Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                     1            5 YEARS               10 YEARS
                                                                   YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   4.60           6.28                   6.84
Class A Return After Taxes on Distributions(2)                  %   2.59           3.95                   4.25
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %   2.76           3.83                   4.14
Class B Return Before Taxes(3)                                  %   3.95           7.76                    N/A
Class C Return Before Taxes(4)                                  %   7.94           8.87                    N/A
Class M Return Before Taxes(5)                                  %   5.75           6.13                    N/A
Lehman Brothers Mortgage-Backed Securities Index (reflects
 no deduction for fees, expenses or taxes)(6)                   %   8.75           7.34(7)                7.28(7)



(1) Class B commenced operations on October 6, 2000 and Class C commenced operations on October 13, 2000. Class M commenced operations on February 23, 2001.


(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for 1 year return.

(5) Reflects deduction of sales charge of 3.25%.


(6) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.



(7) Index return is for Class A for the 10 year period ending December 31, 2002. Index return for Classes B and C is 9.34% for the period beginning October 1, 2000. Index return for Class M is 8.04% for the period beginning March 1, 2001.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING GNMA Income Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING HIGH YIELD BOND FUND                           ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks to provide investors with a high level of current income and total return. The Fund's investment objective is not fundamental and may be changed without shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its assets in a portfolio of high yield (high risk) bonds. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


High yield bonds are debt securities that are not rated by a nationally recognized statistical rating organization or are rated below investment grade (for example, rated below BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization. The Fund defines high yield bonds to include: bank loans; payment-in-kind securities; fixed, variable, floating rate and deferred interest debt obligations; zero coupon bonds; mortgage-backed and asset-backed debt obligations provided they are unrated or rated below investment grade. In evaluating the quality of a particular high yield bond for investment by the Fund, the Sub-Adviser does not rely exclusively on ratings assigned by the nationally recognized statistical rating organizations. The Sub-Adviser will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security. However, the Sub-Adviser does not have restrictions on the rating level of the securities in the Fund's portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Fund or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors.



Any remaining assets may be invested in investment grade debt securities; common and preferred stocks U.S. Government securities and money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objectives; and debt securities of foreign issuers including securities of companies in emerging markets. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund will not purchase common stocks if, after such purchase, more than 20% of the value of its assets would be in common stocks. The Fund is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalization above $100 million at the time of purchase.



In selecting equity securities, the Sub-Adviser uses a bottom-up analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.


In choosing investments for the Fund, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser's team approach to decision making includes contributions from individual managers responsible for specific industry sectors.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to risks associated with investing in lower-rated securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others.

PRICE VOLATILITY -- debt and equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. Equity securities generally have higher volatility than debt securities.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. The Fund is also subject to credit risk through its investment in floating rate loans.

PREPAYMENT RISK -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.


RISK OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.



INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social or economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories or exchanges than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


SMALL-CAPITALIZATION COMPANIES RISK -- investment in small-capitalization companies involves greater risk than is customarily associated with larger, more-established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies may not be traded in volumes typical of securities of larger companies. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 6      ING High Yield Bond Fund

                                                        ING HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       9.14     0.41     4.11     -0.09


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:

                            4th quarter 2001:  7.11%


                            3rd quarter 2001: -5.21%

             Fund's year-to-date total return as of June 30, 2003:

                                     10.22%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers High Yield Bond Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -4.87             2.17                  N/A
Class A Return After Taxes on Distributions(2)                  %  -7.63            -1.20                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %  -3.01             0.08                  N/A
Class B Return Before Taxes(3)                                  %  -5.45             2.28                  N/A
Class C Return Before Taxes(4)                                  %  -1.71             2.65                  N/A
Lehman Brothers High Yield Bond Index (reflects no deduction
  for fees, expenses or taxes)(5)                               %  -1.41             0.04(6)               N/A


(1) Classes A, B and C commenced operations on December 15, 1998.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.

(6) Index return is for the period beginning December 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING High Yield Bond Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER

ING HIGH YIELD OPPORTUNITY FUND               Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks a high level of current income and capital growth.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 80% of its assets in high yield, lower rated debt securities, which are commonly referred to as junk bonds, and convertible securities rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


There is no limit on either the portfolio maturity or the acceptable rating of securities bought by the Fund. Securities may bear rates that are fixed, variable or floating. The Fund may invest up to 20% of its total assets in equity securities of U.S. and foreign companies, including securities of companies in emerging markets. In selecting equity securities, the Sub-Adviser uses a bottom-up analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.



The Fund is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalization above $100 million at the time of purchase.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to risks associated with investing in lower-rated debt securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt and equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equity securities generally have higher volatility than debt securities.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund may be subject to more credit risk than other income funds because it invests in high yield (or junk bond) debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.


INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.


RISKS OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


SMALL-CAPITALIZATION COMPANIES RISK -- investment in small-capitalization companies involves greater risk than is customarily associated with larger, more-established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies may not be traded in volumes typical of securities of larger companies. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


 8      ING High Yield Opportunity Fund

                                                 ING HIGH YIELD OPPORTUNITY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     21.05    4.17     6.12    -15.09    1.68     -2.76


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to May 24, 1999 a different adviser managed the Fund.


(3) The figures shown for 1999 and subsequent years provide performance for the Class A shares of the Fund. The figures shown for 1998 and prior years provide performance for Institutional Class shares of the Fund, revised to reflect the higher expenses of Class A shares. Institutional Class shares are no longer offered.


            Best and worst quarterly performance during this period:

                            3rd quarter 1997:  8.30%


                           4th quarter 2000: -13.72%


         Fund's year-to-date Class A total return as of June 30, 2003:


                                     11.37%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Credit Suisse First Boston High Yield Bond Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -7.42           -3.67                    N/A
Class A Return After Taxes on Distributions(2)                  %  -11.46           -7.81                    N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   -4.52           -4.64                    N/A
Class B Return Before Taxes(3)                                  %   -7.77           -3.51                    N/A
Class C Return Before Taxes(4)                                  %   -4.20           -3.27                    N/A
Credit Suisse First Boston High Yield Bond Index (reflects
no deduction for fees, expenses or taxes)(5)                    %    3.11            0.88(6)                 N/A



(1) Classes A, B and C commenced operations on March 27, 1998. Class M commenced operations on May 17, 2002 and did not have a full year's performance as of December 31, 2002. Institutional Class shares are no longer offered.


(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and since inception returns.


(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.



(5) The Credit Suisse First Boston High Yield Bond Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.



(6) Index return is for Classes A, B and C and is for the period beginning April 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING High Yield Opportunity Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERMEDIATE BOND FUND                         ING Investment Management LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its assets in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio maturity of the Fund will generally range between three and ten years.


The Fund may also invest in: preferred stocks; U.S. Government securities, securities of foreign governments and supranational organizations; high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Fund may engage in dollar roll transactions and swap agreements. The Fund may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed and asset-backed debt securities.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, five-step investment process which uses fundamental economic and market research to identify bond market sectors and individual securities expected to provided above-average returns. The five steps are:

- First, the Sub-Adviser examines the sensitivity to interest rate movements of the portfolio and of the specific holdings of the portfolio to position the Fund in a way that attempts to maximize return while minimizing volatility.
- Second, the Sub-Adviser reviews yields relative to maturity and risk of bonds to determine the risk/reward characteristics of bonds of different maturity classes.
- Third, the Sub-Adviser identifies sectors that offer attractive value relative to other sectors.
- Fourth, the Sub-Adviser selects securities within identified sectors that offer attractive value relative to other securities within their sectors.

- Finally, the Sub-Adviser seeks trading opportunities to take advantage of market inefficiencies to purchase bonds at prices below the Sub-Adviser's view of their intrinsic value.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- debt securities and preferred stock face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.


CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

RISKS OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 10      ING Intermediate Bond Fund

                                                      ING INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       -0.94    11.59    15.18    10.64


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:

                            1st quarter 2001:  6.14%


                            2nd quarter 1999: -1.85%

             Fund's year-to-date total return as of June 30, 2003:

                                     4.44%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   5.35            7.50                   N/A
Class A Return After Taxes on Distributions(2)                  %   3.19            4.45                   N/A
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %   3.23            4.43                   N/A
Class B Return Before Taxes(3)                                  %   4.82            7.59                   N/A
Class C Return Before Taxes(4)                                  %   8.89            7.99                   N/A
Lehman Brothers Aggregate Bond Index (reflects no deductions
 for fees, expenses or taxes)(5)                                %  10.25            7.19(6)                N/A


(1) Classes A, B and C commenced operations on December 15, 1998.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6) Index return is for the period beginning December 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Intermediate Bond Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                  Furman Selz Capital Management
ING NATIONAL TAX-EXEMPT BOND FUND                                            LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with preservation of capital. The Fund's investment objective is not fundamental and may be changed without shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in bonds issued by states, territories and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, multi-state agencies or authorities the interest from which is, in the opinion of bond counsel of the issuer, exempt from federal income tax. The Fund will invest at least 80% of its assets in securities the interest on which is not a preference item for purposes of the federal alternative minimum tax. The remainder of the Fund's assets may be invested in taxable debt securities when sufficient tax-exempt municipal obligations are not available for purchase. The taxable securities in which the Fund may invest include: U.S. Government securities, instruments of U.S. commercial banks or savings and loan institutions that have total assets of $1 billion or more as shown on the last published financial statements at the time of investment, and repurchase agreements involving any such securities.


There are no restrictions on the average maturity of the Fund's portfolio or on the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors. The Fund may purchase the following types of municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating, or are of comparable quality if unrated: (i) municipal bonds rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated; (ii) municipal notes receiving the highest rating by such a rating agency; and (iii) tax-exempt commercial paper receiving the highest rating by such a rating agency.

The Fund may invest in variable and floating rate obligations, may purchase securities on a when-issued basis, and reserves the right to engage in transactions involving standby commitments. The Fund may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above. The Fund may engage in swap agreements.

Not more than 25% of the Fund's total assets will be invested in either (i) municipal obligations whose issuers are located in the same state or (ii) municipal obligations the interest on which is derived from revenues of similar type projects. The second restriction does not apply to municipal obligations in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities; or municipal utilities systems.

In choosing instruments for the Fund, the Sub-Adviser identifies interest rate trends and then sets a target duration and creates the portfolio around such target. The Sub-Adviser analyzes sectors of the municipal bond market to determine the appropriate weighting of such sectors. Individual issues that meet duration and sector criteria are selected on the basis of yield, quality and marketability.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund is subject to less credit risk than other income funds because it principally invests in debt securities issued or guaranteed by states, territories and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities.

PREPAYMENT RISK -- an issuer of a security may prepay principal earlier than scheduled, which could force the Fund to reinvest in lower yielding securities.

RISK OF MUNICIPAL OBLIGATIONS -- there could by economic, business or political developments which might affect all municipal obligations of a similar type. To the extent that a significant portion of the Fund's assets are invested in municipal obligations payable from revenue or similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so invested.

RISK OF VARIABLE AND FLOATING RATE OBLIGATIONS -- the absence of an active secondary market could make it difficult for the Fund to dispose of these obligations if the issuer of an obligation defaults on payment or during periods in which the Fund is not entitled to exercise its demand rights.

WHEN-ISSUED SECURITIES -- due to fluctuations in the value of securities purchased on a when-issued basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the Fund.

STANDBY COMMITMENTS -- these agreements involve the risk that the security will lose value prior to its delivery to the Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case the Fund has lost the investment opportunity for the assets it had set aside to pay for the security and any gain in the security's price.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 12      ING National Tax-Exempt Bond Fund

                                               ING NATIONAL TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                                12.76    3.52     9.96


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:

                            3rd quarter 2002:  4.94%


                            4th quarter 2001: -0.62%

             Fund's year-to-date total return as of June 30, 2003:

                                     3.19%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Lehman Brothers Municipal Bond Index and the Lehman Brothers Aggregate Bond Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   4.71             5.81                    N/A
Class A Return After Taxes on Distributions(2)                  %   4.45             5.63                    N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %   4.52             5.39                    N/A
Class B Return Before Taxes(3)                                  %   4.18             5.80                    N/A
Class C Return Before Taxes(4)                                  %   8.17             6.66                    N/A
Lehman Brothers Municipal Bond Index (reflects no deductions
for fees, expenses or taxes)(5)                                 %   9.60             8.40(7)                 N/A
Lehman Brothers Aggregate Bond Index (reflects no deductions
for fees, expenses or taxes)(6)                                 %  10.25             9.37(7)                 N/A


(1) Classes A, B and C commenced operations on November 8, 1999.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors: general obligation, revenue, insured and pre-refunded.

(6) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(7) Index return is for the period beginning November 1, 1999.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING National Tax-Exempt Bond Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER


                                                   Aeltus Investment Management,
ING STRATEGIC BOND FUND                                                     Inc.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks maximum total return.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 80% of its assets in bonds. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. At least 60% of the Fund's assets will normally be invested in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments, and their agencies and instrumentalities that are rated in one of the top four categories by a nationally recognized statistical rating agency, or of comparable quality if unrated. These securities include bonds, notes, mortgage-backed and asset-backed securities with rates that are fixed, variable or floating. The Fund may invest up to 40% of its total assets in high yield debt securities, commonly known as junk bonds. There is no minimum credit rating for high yield debt securities in which the Fund may invest.

The total return sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


The Fund may invest in debt securities of any maturity; however, the average portfolio duration (a mathematical measure of the sensitivity of a bond or bond portfolio to changes in interest rates) of the Fund will generally range from two to eight years. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. The Fund may invest up to 10% of its assets in other investment companies including companies that invest in secured floating rate loans, including up to 5% of its assets in ING Prime Rate Trust, a closed-end investment company. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered, may be particularly difficult to sell. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

RISKS OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile.

The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 14      ING Strategic Bond Fund

                                                         ING STRATEGIC BOND FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.





 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       -1.16    3.10     3.32     6.00


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to May 24, 1999, a different adviser managed the Fund.

(3) Effective September 23, 2002, the Fund changed its name from ING Strategic Income Fund to ING Strategic Bond Fund.


            Best and worst quarterly performance during this period:

                            3rd quarter 2002:  2.98%
                            2nd quarter 2001: -2.41%

             Fund's year-to-date total return as of June 30, 2003:

                                     6.58%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   0.98             2.20                  N/A
Class A Return After Taxes on Distributions(2)                  %  -1.81            -0.55                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %   0.53             0.37                  N/A
Class B Return Before Taxes(3)                                  %   0.67             2.63                  N/A
Class C Return Before Taxes(4)                                  %   4.58             2.98                  N/A
Lehman Brothers Aggregate Bond Index (reflects no deductions
 for fees, expenses or taxes)(5)                                %  10.25             7.59(6)               N/A


(1) Classes A, B and C commenced operations on July 27, 1998.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6) Index return is for the period beginning August 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING Strategic Bond Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING CLASSIC MONEY MARKET FUND                      ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund will operate as a diversified fund and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt obligations which are determined by the Sub-Adviser to present minimal credit risks.

Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. Government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium term notes, and other promissory notes, including floating and variable rate obligations; and (iii) the following domestic, Yankeedollar and Eurodollar obligations: certificates of deposit, time deposits, bankers acceptances, commercial paper, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are:

- First, a formal list of high-quality issuers is actively maintained;

- Second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (i.e., they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees) are selected for investment;

- Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

- Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CHANGES IN INTEREST RATES -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

RISK OF FOREIGN INVESTING -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

 16      ING Classic Money Market Fund

                                                   ING CLASSIC MONEY MARKET FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long term performance and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risk of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
-------  -------  -------  -------  -------  -------  -------  -------  -------  -------

                                                       4.64     5.88     3.81     1.26


(1) These figures are for the years ended December 31 of each year.

            Best and worst quarterly performance during this period:

                          4th quarter 2000: 1.52%


                          4th quarter 2002: 0.25%

             Fund's year-to-date total return as of June 30, 2003:

                                     0.32%


                          AVERAGE ANNUAL TOTAL RETURNS

The following performance table discloses the Fund's average annual returns as of December 31, 2002 for each class of shares.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return                                                  %    1.26            3.89                   N/A
Class B Return(2)                                               %   -4.38            2.77                   N/A
Class C Return(3)                                               %   -0.39            3.21                   N/A


(1) Classes A, B and C commenced operations on December 15, 1998.

(2) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and since inception returns.

(3) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.


The Fund's seven-day yields as of December 31, 2002 for the Classes A, B and C shares were 0.86%, 0.22% and 0.22%, respectively. The seven-day yield is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.



The Fund's seven-day effective yields as of December 31, 2002 for the Classes A, B and C shares were 0.86%, 0.22% and 0.22%, respectively. The seven-day effective yield (also an annualized figure) assumes that dividends are reinvested and compounded.


For the Fund's current seven-day yields and seven-day effective yields, call the Fund at (800) 992-1080.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Classic Money Market Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER


                                                   Aeltus Investment Management,
ING MONEY MARKET FUND                                                       Inc.

--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund will operate as a diversified fund and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt obligations which are determined by the Sub-Adviser to present minimal credit risks.


Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. Government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium term notes, and other promissory notes, including floating and variable rate obligations; and (iii) the following domestic, Yankeedollar and Eurodollar obligations: certificates of deposit, time deposits, bankers acceptances, commercial paper, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.


In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are:


- First, a formal list of high-quality issuers is actively maintained;


- Second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (i.e., they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees) are selected for investment;


- Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

- Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CHANGES IN INTEREST RATES -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

RISK OF FOREIGN INVESTING -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

 18      ING Money Market Fund

                                                           ING MONEY MARKET FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long term performance and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risk of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
-------  -------  -------  -------  -------  -------  -------  -------  -------  -------

                                                                5.18     3.10     0.77


(1) These figures are for the years ended December 31. Prior to May 21, 2001, the Fund invested all of its assets in another investment company.

            Best and worst quarterly performance during this period:

                            4th quarter 2000: 1.45%


                            4th quarter 2002: 0.19%

             Fund's year-to-date total return as of June 30, 2003:

                                     0.37%


                          AVERAGE ANNUAL TOTAL RETURNS

The following performance table discloses the Fund's average annual returns as of December 31, 2002 for each class of shares.


                                                                                     5 YEARS                10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)    (OR LIFE OF CLASS)
Class A Return                                                  %    0.77              3.06                   N/A
Class B Return(2)                                               %   -4.98              1.57                   N/A
Class C Return(3)                                               %   -0.98              2.37                   N/A


(1) Class A commenced operations on November 24, 1999. Classes B and C commenced operations on July 12, 1999.


(2) Reflects deduction of deferred sales charge of 5.00% and 3.00%, respectively, for 1 year and since inception returns.


(3) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.


The Fund's seven-day yields as of December 31, 2002 for the Classes A, B and C shares were 0.75%, 0.00% and 0.00%, respectively. The seven-day yield is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.



The Fund's seven-day effective yields as of December 31, 2002 for the Classes A, B and C shares were 0.75%, 0.00% and 0.00%, respectively. The seven-day effective yield (also an annualized figure) assumes that dividends are reinvested and compounded.


For the Fund's current seven-day yields and seven-day effective yields, call the Fund at (800) 992-1080.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Money Market Fund       19

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares; and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the Funds.

FEES YOU PAY DIRECTLY


                                                              CLASS A   CLASS B   CLASS C   CLASS M(1)
------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)
 Income Funds (except Classic Money Market and Money Market
  Funds)                                                       4.75(2)   none      none        3.25(2)
 Classic Money Market and Money Market Funds                   none      none      none         N/A
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)
 Income Funds (including Classic Money Market and Money
  Market Funds)                                                none(3)   5.00(4)   1.00(5)     none




(1) Not all Funds offer Class M. Please see page 24.



(2) Reduced for purchases of $50,000 and over. Please see page 25.



(3) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 25.



(4) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 25.



(5) Imposed upon redemption within 1 year from purchase.


OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS A
                                                      DISTRIBUTION                    TOTAL          WAIVERS,
                                                      AND SERVICE                     FUND        REIMBURSEMENTS
                                        MANAGEMENT      (12B-1)        OTHER        OPERATING           AND               NET
FUND                                       FEE            FEES        EXPENSES      EXPENSES     RECOUPMENT(2)(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING GNMA Income                  %        0.49           0.25          0.39(4)       1.13              0.00             1.13
 ING High Yield Bond              %        0.65           0.35          0.43(4)       1.43             -0.13             1.30
 ING High Yield Opportunity       %        0.60           0.35          0.51(4)(5)    1.46(5)          -0.14             1.32(5)
 ING Intermediate Bond            %        0.50           0.35          0.39(4)       1.24             -0.10             1.14
 ING National Tax-Exempt Bond     %        0.50           0.35          0.43(4)       1.28             -0.13             1.15
 ING Strategic Bond               %        0.45           0.35          0.60(4)       1.40             -0.25             1.15
 ING Classic Money Market         %        0.25           0.75          0.27          1.27             -0.50             0.77
 ING Money Market                 %        0.35           0.25          0.54(4)       1.14              0.00             1.14(6)



CLASS B
                                                     DISTRIBUTION                        TOTAL         WAIVERS,
                                                     AND SERVICE                         FUND       REIMBURSEMENTS
                                       MANAGEMENT      (12B-1)        OTHER            OPERATING         AND              NET
FUND                                      FEE            FEES        EXPENSES          EXPENSES     RECOUPMENT(2)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING GNMA Income                 %        0.49           1.00          0.39(4)           1.88            0.00            1.88
 ING High Yield Bond             %        0.65           1.00          0.42(4)           2.07           -0.02            2.05
 ING High Yield Opportunity      %        0.60           1.00          0.51(4)(5)        2.11(5)        -0.14            1.97(5)
 ING Intermediate Bond           %        0.50           1.00          0.39(4)           1.89            0.00            1.89
 ING National Tax-Exempt Bond    %        0.50           1.00          0.44(4)           1.94           -0.04            1.90
 ING Strategic Bond              %        0.45           0.75          0.60(4)           1.80           -0.25            1.55
 ING Classic Money Market        %        0.25           1.00          0.27              1.52           -0.11            1.41
 ING Money Market                %        0.35           1.00          0.56(4)           1.91            0.00            1.91(6)


 20      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


CLASS C
                                                      DISTRIBUTION                          TOTAL         WAIVERS,
                                                      AND SERVICE                           FUND       REIMBURSEMENTS
                                        MANAGEMENT      (12B-1)        OTHER              OPERATING         AND            NET
FUND                                       FEE            FEES        EXPENSES            EXPENSES     RECOUPMENT(2)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING GNMA Income                  %        0.49           1.00          0.39(4)             1.88            0.00           1.88
 ING High Yield Bond              %        0.65           1.00          0.41(4)             2.06           -0.02           2.04
 ING High Yield Opportunity       %        0.60           1.00          0.51(4)(5)          2.11(5)        -0.14           1.97(5)
 ING Intermediate Bond            %        0.50           1.00          0.40(4)             1.90            0.00           1.90
 ING National Tax-Exempt Bond     %        0.50           1.00          0.44(4)             1.94           -0.04           1.90
 ING Strategic Bond               %        0.45           0.75          0.60(4)             1.80           -0.25           1.55
 ING Classic Money Market         %        0.25           1.00          0.27                1.52           -0.11           1.41
 ING Money Market                 %        0.35           1.00          0.55(4)             1.90            0.00           1.90(6)

CLASS M
                                                      DISTRIBUTION                          TOTAL         WAIVERS,
                                                      AND SERVICE                           FUND       REIMBURSEMENTS
                                        MANAGEMENT      (12B-1)        OTHER              OPERATING         AND            NET
FUND                                       FEE            FEES        EXPENSES            EXPENSES     RECOUPMENT(2)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING GNMA Income                  %        0.49           0.75          0.38(4)             1.62            0.00           1.62
 ING High Yield Opportunity       %        0.60           0.75          0.47(4)(5)          1.82(5)        -0.10           1.72(5)


--------------------------------------------------------------------------------

(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes and fee waivers to which the Adviser has agreed for each Fund.


(2) ING Investments, LLC (ING), the investment adviser to each Fund, has entered into written expense limitation agreements with each Fund under which it will limit expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING is shown under the heading "Waivers, Reimbursements and Recoupment." For each Fund, the expense limits will continue through at least March 31, 2004. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement.



(3) ING has agreed to waive 0.10% of the Distribution Fee for Class A shares of ING National Tax-Exempt Bond, ING Intermediate Bond and ING High Yield Bond Funds, and 0.40% for Class A shares of ING Classic Money Market Fund. The fee waivers will continue through at least March 31, 2004.


(4) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.


(5) Excludes one time merger fees of 0.01%, 0.01%, 0.02% and 0.01% for Classes A, B, C and M, respectively, incurred in connection with the merger of other investment companies into the ING High Yield Opportunity Fund.



(6) Excludes voluntary reimbursements of expenses made by the Adviser during the fiscal year ended March 31, 2003. These voluntary reimbursements were in addition to any contractual obligations under the expense limitation agreement and there is no certainty that these reimbursements will occur in the future. If the voluntary waivers of 0.22%, 0.30% and 0.28% would have been included, net expenses would be 0.92%, 1.61% and 1.62% for Classes A, B and C respectively.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       21

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]



EXAMPLES(1)


The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A


FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 ING GNMA Income                                                $     585         817        1,068       1,784
 ING High Yield Bond                                            $     601         894        1,208       2,096
 ING High Yield Opportunity                                     $     603         902        1,222       2,127
 ING Intermediate Bond                                          $     586         840        1,114       1,895
 ING National Tax-Exempt Bond                                   $     587         849        1,132       1,936
 ING Strategic Bond                                             $     587         874        1,182       2,054
 ING Classic Money Market                                       $      79         353          649       1,490
 ING Money Market                                               $     116         362          628       1,386


CLASS B


                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 ING GNMA Income                          $   691        891       1,216      2,005       191        591       1,016      2,005
 ING High Yield Bond                      $   708        947       1,312      2,235       208        647       1,112      2,235
 ING High Yield Opportunity               $   700        947       1,321      2,265       200        647       1,121      2,265
 ING Intermediate Bond                    $   692        894       1,221      2,042       192        594       1,021      2,042
 ING National Tax-Exempt Bond             $   693        905       1,243      2,090       193        605       1,043      2,090
 ING Strategic Bond                       $   658        842       1,152      1,990       158        542         952      1,990
 ING Classic Money Market                 $   644        769       1,019      1,736       144        469         819      1,736
 ING Money Market                         $   694        900       1,232      2,032       194        600       1,032      2,032


 22      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------


EXAMPLES(1)


CLASS C


                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 ING GNMA Income                          $   291        591       1,016      2,201       191        591       1,016      2,201
 ING High Yield Bond                      $   307        644       1,107      2,388       207        644       1,107      2,388
 ING High Yield Opportunity               $   300        647       1,121      2,430       200        647       1,121      2,430
 ING Intermediate Bond                    $   293        597       1,026      2,222       193        597       1,026      2,222
 ING National Tax-Exempt Bond             $   293        605       1,043      2,261       193        605       1,043      2,261
 ING Strategic Bond                       $   258        542         952      2,095       158        542         952      2,095
 ING Classic Money Market                 $   244        469         819      1,803       144        469         819      1,803
 ING Money Market                         $   293        597       1,026      2,222       193        597       1,026      2,222


CLASS M


FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 ING GNMA Income                          $   484        819       1,178      2,184
 ING High Yield Opportunity               $   494        870       1,269      2,385


--------------------------------------------------------------------------------


(1) The examples for 3, 5 and 10 years do not take into account the expense waiver/reimbursement described on page 21.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       23

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)


Depending upon the Fund, you may select from up to four separate classes of shares: Class A, Class B, Class C and Class M.


CLASS A


- Front-end sales charge, as described on the next page (except for ING Money Market and ING Classic Money Market Funds).


- Distribution and service (12b-1) fees of 0.25% to 0.75% (varies by Fund).

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1% (0.75% for Strategic Bond Fund).

- A contingent deferred sales charge (CDSC), as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1% (0.75% for Strategic Bond Fund).

- A 1% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

CLASS M

- Lower front-end sales charge than Class A, as described on the next page.

- Distribution and service (12b-1) fees of 0.75%.

- No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.


- Offered only by ING GNMA Income Fund and ING High Yield Opportunity Fund.



When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the CDSC. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.


DISTRIBUTION AND SHAREHOLDER SERVICE FEES


To pay for the cost of promoting the Funds and servicing your shareholder accounts, each class of each Fund has adopted a Rule 12b-1 plan, which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.


 24      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS A AND CLASS M(1)(2)(3)

Class A shares of the Funds are sold subject to the following sales charge:

                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               4.75            4.99
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $1,000,000           2.00            2.04
 $1,000,000 and over                             See below

(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased funds that were part of the Aetna family of funds prior to February 2, 1998 at the time of purchase are not subject to sales charges for the life of their account.

(3) The term "offering price" includes the front-end sales charge.


MONEY MARKET FUNDS. There is no sales charge if you purchase Class A shares of ING Money Market Fund or ING Classic Money Market Fund. However, if the Class A shares are exchanged for shares of another ING Fund, you will be charged the applicable sales load for that fund upon the exchange.


INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 to $2,499,999       1.00%        2 years
 $2,500,000 to $4,999,999       0.50         1 year
 $5,000,000 and over            0.25         1 year

CLASS M

Class M shares of the Funds are sold subject to the following sales charge:

                              GNMA INCOME AND HIGH YIELD
                                  OPPORTUNITY FUNDS
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               3.25            3.36
 $50,000 - $99,999               2.25            2.30
 $100,000 - $249,999             1.50            1.52
 $250,000 - $499,999             1.00            1.01
 $500,000 and over               none            none


CLASS B AND CLASS C



Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. The CDSCs are as follows:



CLASS B DEFERRED SALES CHARGE(1)


                                                       CDSC ON SHARES
YEARS AFTER PURCHASE                                     BEING SOLD
 1st year                                                      5%
 2nd year                                                      4
 3rd year                                                      3
 4th year                                                      3
 5th year                                                      2
 6th year                                                      1
 After 6th year                                             none


(1) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different CDSC. Please see the SAI for further information.


CLASS C DEFERRED SALES CHARGE

                                                       CDSC ON SHARES
YEARS AFTER PURCHASE                                     BEING SOLD
 1st year                                                      1%
 After 1st year                                             none


To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       25

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.


- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding ING Money Market and ING Classic Money Market Funds and ING Lexington Money Market Trust) you already own to the amount of your next purchase for purposes of calculating the sales charge.


- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or a Shareholder Services Representative for more information.


CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each class will be waived in the following cases:


- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

- Mandatory distributions from a tax-deferred retirement plan or an IRA. However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.

- Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial representative or a Shareholder Services Representative.


REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or a Shareholder Services Representative. Consult the SAI for more information.


SALES CHARGE WAIVERS. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

 26      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

The minimum initial investment amounts for the ING Funds are as follows:

- Non-retirement accounts: $1,000.

- Retirement accounts: $250.

- Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.


The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).


CUSTOMER IDENTIFICATION


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.



What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:


- Name;

- Date of birth (for individuals);


- Physical residential address (although post office boxes are still permitted for mailing); and



- Social security number, taxpayer identification number, or other identifying number.



You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.


                                                                                                 Initial
                                                                           Method              Investment
                                                                       BY CONTACTING      An investment
                                                                       YOUR INVESTMENT    professional with an
                                                                       PROFESSIONAL       authorized firm can
                                                                                          help you establish and
                                                                                          maintain your account.



                                                                       BY MAIL            Visit or consult an
                                                                                          investment
                                                                                          professional. Make
                                                                                          your check payable to
                                                                                          the ING Funds and mail
                                                                                          it, along with a
                                                                                          completed Application.
                                                                                          Please indicate your
                                                                                          investment
                                                                                          professional on the
                                                                                          New Account
                                                                                          Application.

                                                                       BY WIRE            Call the ING
                                                                                          Operations Department
                                                                                          at (800) 992-0180 and
                                                                                          select Option 4 to
                                                                                          obtain an account
                                                                                          number and indicate
                                                                                          your investment
                                                                                          professional on the
                                                                                          account.
                                                                                          Instruct your bank to
                                                                                          wire funds to the Fund
                                                                                          in the care of:
                                                                                          State Street Bank and
                                                                                          Trust Company
                                                                                          ABA #101003621
                                                                                          Kansas City, MO
                                                                                          credit to:
                                                                                          -------------
                                                                                          (the Fund) A/C
                                                                                          #751-8315; for further
                                                                                          credit to: Shareholder
                                                                                          A/C #-----------------
                                                                                          (A/C # you received
                                                                                          over the telephone)
                                                                                          Shareholder Name:
                                                                                         ----------------------
                                                                                          (Your Name Here)
                                                                                          After wiring funds you
                                                                                          must complete the
                                                                                          Account Application
                                                                                          and send it to:
                                                                                          ING Funds
                                                                                          P.O. Box 219368
                                                                                          Kansas City, MO
                                                                                          64121-6368

                                                                                                Additional
                                                                           Method               Investment
                                                                       BY CONTACTING
                                                                       YOUR INVESTMENT
                                                                       PROFESSIONAL



                                                                       BY MAIL            Visit or consult an
                                                                                          investment professional.
                                                                                          Fill out the Account
                                                                                          Additions form included
                                                                                          on the bottom of your
                                                                                          account statement along
                                                                                          with your check payable
                                                                                          to the ING Funds and
                                                                                          mail them to the address
                                                                                          on the account
                                                                                          statement. Remember to
                                                                                          write your account
                                                                                          number on the check.
                                                                       BY WIRE            Wire the funds in the
                                                                                          same manner described
                                                                                          under "Initial
                                                                                          Investment."



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       27

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.


MARKET TIMERS



A Fund may restrict or refuse purchase orders, whether directly or by exchange, by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.



RETIREMENT PLANS


The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company (SSB) acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

 28      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS


Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.


Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.



                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-6368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.



                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call a Shareholder Services
                                                                                             Representative at (800) 992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       29

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE


The net asset value (NAV) per share for each class of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The Funds are open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.



In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.


ING MONEY MARKET FUND AND ING CLASSIC MONEY MARKET FUND


The ING Money Market and ING Classic Money Market Funds (Money Market Funds) use the amortized cost method to value their portfolio securities and seek to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of each Fund, there can be no assurance that each Fund's NAV can be maintained at $1.00 per share.


PRICE OF SHARES


When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.


EXECUTION OF REQUESTS


Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Transfer Agent or Distributor.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES


You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the Money Market Funds for which no sales charge was paid, must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.


 30      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Funds may prohibit excessive exchanges (more than four per year). The Funds also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.


If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC ON EXCHANGES INTO ING SENIOR INCOME FUND


You are not required to pay an applicable CDSC upon an exchange from any ING Fund described in this Prospectus into the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund's CDSC will apply. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.


SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

REDEMPTIONS BY CHECK

Class A shareholders of the Money Market Funds may use checks to effect redemptions for Class A shares of the Money Market Funds. The standard check writing privilege allows checks to be drawn in any amount of $100.00 or more. Checks drawn in amounts of less than $100.00, on uncollected funds or insufficient funds will be returned unpaid to the payee.

The payee of a check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the agent bank for payment, the agent bank will cause ING to redeem a sufficient number of shares to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed up until the day on which the check is presented to the agent bank for payment. Copies of previously paid checks are available upon request for a fee of $4.00 per copy.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS


Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.


PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       31

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

HOUSE HOLDING


To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800)-992-0180 or your financial consultant. We will begin sending you individual copies thirty days after receiving your request.


 32      Shareholder Guide

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------


ADVISER



ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC (ING Pilgrim), serves as the investment adviser to each of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund.



ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.



As of June 30, 2003, ING managed over $35.0 billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                                MANAGEMENT FEE
 ING GNMA Income                                         0.49%
 ING High Yield Bond                                     0.65
 ING High Yield Opportunity                              0.60
 ING Intermediate Bond                                   0.50
 ING National Tax-Exempt Bond                            0.50
 ING Strategic Bond                                      0.45
 ING Classic Money Market                                0.25
 ING Money Market                                        0.35



SUB-ADVISERS



ING has engaged a Sub-Adviser to provide the day-to-day management for each Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Trustees of a Fund. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.



Each of the Sub-Advisers is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments and each other.



ING GNMA INCOME FUND, ING HIGH YIELD OPPORTUNITY FUND, ING STRATEGIC BOND FUND AND ING MONEY MARKET FUND



AELTUS INVESTMENT MANAGEMENT, INC.



Aeltus Investment Management, Inc., dba ING Aeltus Investment Management, Inc. (ING Aeltus), a Connecticut corporation serves as the Sub-Adviser to ING GNMA Income Fund, ING High Yield Opportunity Fund, ING Strategic Bond Fund and ING Money Market Fund.



Founded in 1972, ING Aeltus is registered as an investment adviser with the SEC. ING Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.



As of June 30, 2003, ING Aeltus managed over $41.5 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.



ING GNMA INCOME FUND



The following individuals share responsibility for the day to day management of the ING GNMA Income Fund:



Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING, has served as Senior Portfolio Manager of ING GNMA Income Fund since July 1981. Prior to joining ING Pilgrim in July 2000, he was a Senior Vice President at Lexington Management Corp. (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000) since May 1981.



Roseann G. McCarthy, Assistant Vice President of ING, has served as co-manager of ING GNMA Income Fund since May 1999. Prior to joining ING Pilgrim in July 2000, she was an Assistant Vice President at Lexington since July 2000. She joined the Lexington Fixed Income Department in 1997.



ING HIGH YIELD OPPORTUNITY FUND



The ING High Yield Opportunity Fund has been managed by a team of investment professionals led by Greg Jacobs, Portfolio Manager, and Kurt Kringelis, Portfolio Manager, since April 2003. Both Mr. Jacobs and Mr. Kringelis joined ING in January 1998. They each have more than seven years investment experience managing high yield investments.



ING STRATEGIC BOND FUND



The ING Strategic Bond Fund has been managed by a team of investment professionals led by James B. Kauffmann, since April 2003. Mr. Kauffmann is a Portfolio Management Team Leader. He joined ING in 1996 and has over 17 years of investment experience.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       33

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------


ING MONEY MARKET FUND



The ING Money Market Fund has been managed by a team of investment professionals led by Jennifer Thompson since March 2003. Ms. Thompson joined ING Groep N.V. in 1998 and has over ten years of investment experience.



ING NATIONAL TAX-EXEMPT BOND FUND


FURMAN SELZ CAPITAL MANAGEMENT LLC


Furman Selz Capital Management LLC (FSCM) serves as Sub-Adviser to the ING National Tax-Exempt Bond Fund and has sub-advised the Fund since its inception. FSCM is located at 230 Park Avenue, New York, NY 10169. FSCM is engaged in the business of providing investment advice to institutional and individual client accounts which, as of June 30, 2003, were valued at approximately $7.4 billion.



Robert Schonbrunn and Karen Cronk have primary responsibility for managing the ING National Tax-Exempt Bond Fund. Mr. Schonbrunn has been an investment professional with FSCM since September 1985 as a Managing Director and Portfolio Manager. He has over 35 years of investment experience. Ms. Cronk has been an investment professional with FSCM since February 1985 and is currently responsible for the day to day management of the trading room and implementing trading strategies.



ING INTERMEDIATE BOND FUND, ING HIGH YIELD BOND FUND AND ING CLASSIC MONEY MARKET FUND


ING INVESTMENT MANAGEMENT LLC


ING Investment Management LLC (IIM) serves as Sub-Adviser to ING Intermediate Bond Fund, ING High Yield Bond Fund and ING Classic Money Market Fund. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, GA 30327. IIM is engaged in the business of providing investment advice to portfolios, including other registered investment companies, which, as of June 30, 2003, were valued at $75.8 billion.



The ING Intermediate Bond Fund has been managed by a team of investment professionals led by James B. Kauffmann, since December 1998. Mr. Kauffmann is a Portfolio Management Team Leader. He joined ING in 1996 and has over 17 years of investment experience.



The ING High Yield Bond Fund has been managed by a team of investment professionals led by Greg Jacobs, Portfolio Manager, and Kurt Kringelis, Portfolio Manager, since January 2001. Both Mr. Jacobs and Mr. Kringelis joined ING in January 1998. They each have more than seven years investment experience managing high yield investments.



The ING Classic Money Market Fund has been managed by a team of investment professionals led by Jennifer Thompson, Portfolio Manager, since December 1998. Ms. Thompson joined ING Groep N.V. in December 1998 and has over ten years of investment experience. Prior to joining ING Groep N.V., she spent one year working for Trusco Capital Management as a Fixed Income Portfolio Manager.



 34      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, monthly. Dividends are normally expected to consist primarily of ordinary income. Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT


Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Classes A, B, C or M shares of a Fund invested in another ING Fund which offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end ING Fund.


TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.


Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. The Money Market Funds do not expect to distribute any long-term gain. Most dividends from the Funds are attributable to interest and, therefore, do not qualify for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock, as described below. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:



- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.



- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.



- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.



- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.



- Distributions of long-term gains from sales by the Funds before May 6, 2003 will be taxed at the maximum rate of 20%.


Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss (except the Money Market Funds), which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.


As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


The National Tax-Exempt Bond Fund anticipates that substantially all of its income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. You should also note that dividend and capital gains distributions, as well as gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       35

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.


Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.


PRINCIPAL RISKS


The principal risks of investing in certain Funds are highlighted below. Certain Funds not identified below, however, also may invest in the securities described. Please see the SAI for more information.



INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS EXCEPT ING GNMA INCOME
FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.


EMERGING MARKETS INVESTMENTS (ING HIGH YIELD OPPORTUNITY, ING HIGH YIELD BOND, ING STRATEGIC BOND AND ING INTERMEDIATE BOND FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.



INABILITY TO SELL SECURITIES (ING HIGH YIELD OPPORTUNITY, ING HIGH YIELD BOND, ING STRATEGIC BOND AND ING NATIONAL TAX-EXEMPT BOND). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



HIGH YIELD SECURITIES (ALL FUNDS EXCEPT ING NATIONAL TAX-EXEMPT BOND, ING GNMA INCOME, ING MONEY MARKET AND ING CLASSIC MONEY MARKET FUNDS). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.



CORPORATE DEBT SECURITIES (ALL FUNDS EXCEPT ING GNMA INCOME AND ING NATIONAL TAX-EXEMPT BOND FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due




 36      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.


U.S. GOVERNMENT SECURITIES (ING GNMA INCOME, ING CLASSIC MONEY MARKET AND ING MONEY MARKET FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risks particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.



OTHER INVESTMENT COMPANIES (ING STRATEGIC BOND FUND). When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.



MORTGAGE-RELATED SECURITIES (ALL FUNDS EXCEPT ING NATIONAL TAX-EXEMPT BOND, ING HIGH YIELD BOND AND ING HIGH YIELD OPPORTUNITY FUNDS). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.



DERIVATIVES (ING INTERMEDIATE BOND, ING NATIONAL TAX-EXEMPT BOND AND ING STRATEGIC BOND FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.



INVESTMENTS IN SMALL-CAPITALIZATION COMPANIES (ING HIGH YIELD BOND AND ING HIGH YIELD OPPORTUNITY FUNDS). Investments in small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or market averages in general.



PORTFOLIO TURNOVER (ING HIGH YIELD BOND, ING HIGH YIELD OPPORTUNITY, ING INTERMEDIATE BOND AND ING STRATEGIC BOND FUNDS). These Funds are generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders,




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       37

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

which may have an adverse effect on the performance of the Fund.


LENDING PORTFOLIO SECURITIES (ALL FUNDS EXCEPT ING GNMA INCOME). In order to generate additional income, these Funds may lend portfolio securities in an amount up to 30% or 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.



INTERESTS IN LOANS (ING NATIONAL TAX-EXEMPT BOND FUND). Participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.


OTHER RISKS


MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and each portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


CONVERTIBLE SECURITIES. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve capital appreciation.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.



 38      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent accountants, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       39

ING GNMA INCOME FUND                                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the years ended March 31, 2003, March 31, 2002 and the three months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                       CLASS A                                      CLASS B
                                           ---------------------------------------------------------------   ---------------------
                                                                     THREE
                                             YEAR        YEAR       MONTHS                                     YEAR        YEAR
                                             ENDED       ENDED       ENDED       YEAR ENDED DECEMBER 31,       ENDED       ENDED
                                           MARCH 31,   MARCH 31,   MARCH 31,   ---------------------------   MARCH 31,   MARCH 31,
                                             2003        2002       2001(5)    2000(4)    1999      1998       2003        2002
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $        8.53        8.63        8.41       8.08      8.53      8.40       8.50       8.61
 Income from investment operations:
 Net investment income                $        0.42        0.46        0.12       0.54      0.50      0.48       0.35       0.39
 Net realized and unrealized gain
 (loss) on investments                $        0.49       -0.09        0.22       0.27     -0.45      0.13       0.48      -0.09
 Total from investment operations     $        0.91        0.37        0.34       0.81      0.05      0.61       0.83       0.30
 Less distributions from:
 Net investment income                $        0.44        0.47        0.12       0.48      0.50      0.48       0.37       0.41
 Total distributions                  $        0.44        0.47        0.12       0.48      0.50      0.48       0.37       0.41
 Net asset value, end of period       $        9.00        8.53        8.63       8.41      8.08      8.53       8.96       8.50
 TOTAL RETURN(1):                     %       10.82        4.38        4.09      10.36      0.58      7.52       9.95       3.53
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $     666,433     535,903     449,460    368,615   376,580   273,591    150,549     79,302
 Ratios to average net assets:
 Expenses(2)                          %        1.13        1.22        1.16       1.06      0.99      1.01       1.88       1.98
 Net investment income(2)             %        4.78        5.32        5.75       6.54      6.04      5.85       3.98       4.55
 Portfolio turnover rate              %          75          76          33         65        25        54         75         76

                                             CLASS B
                                     ------------------------
                                       THREE
                                      MONTHS      OCTOBER 6,
                                       ENDED      2000(3) TO
                                     MARCH 31,   DECEMBER 31,
                                      2001(5)        2000
-----------------------------------  ------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                 8.40         8.20
 Income from investment operations:
 Net investment income                  0.13         0.09
 Net realized and unrealized gain
 (loss) on investments                  0.19         0.18
 Total from investment operations       0.32         0.27
 Less distributions from:
 Net investment income                  0.11         0.07
 Total distributions                    0.11         0.07
 Net asset value, end of period         8.61         8.40
 TOTAL RETURN(1):                       3.70         3.32
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    47,406          866
 Ratios to average net assets:
 Expenses(2)                            1.90         1.81
 Net investment income(2)               4.88         5.79
 Portfolio turnover rate                  33           65



                                                              CLASS C                                      CLASS M
                                          ------------------------------------------------   ------------------------------------
                                                                    THREE
                                            YEAR        YEAR       MONTHS     OCTOBER 13,      YEAR        YEAR      FEBRUARY 26,
                                            ENDED       ENDED       ENDED      2000(3) TO      ENDED       ENDED      2001(3) TO
                                          MARCH 31,   MARCH 31,   MARCH 31,   DECEMBER 31,   MARCH 31,   MARCH 31,    MARCH 31,
                                            2003        2002       2001(5)        2000         2003        2002          2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $       8.51        8.61        8.40         8.24          8.54        8.63          8.51
 Income from investment
 operations:
 Net investment income               $       0.36        0.40        0.11         0.09          0.37        0.41          0.04
 Net realized and unrealized gain
 (loss) on investments               $       0.47       -0.09        0.21         0.14          0.49       -0.07          0.08
 Total from investment operations    $       0.83        0.31        0.32         0.23          0.86        0.34          0.12
 Less distributions from:
 Net investment income               $       0.37        0.41        0.11         0.07          0.39        0.43            --
 Total distributions                 $       0.37        0.41        0.11         0.07          0.39        0.43            --
 Net asset value, end of period      $       8.97        8.51        8.61         8.40          9.01        8.54          8.63
 TOTAL RETURN(1):                    %       9.95        3.65        3.69         2.82         10.29        4.03          1.41
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   $     87,970      37,193      13,744        1,833         1,111         495           247
 Ratios to average net assets:
 Expenses(2)                         %       1.88        1.99        1.93         1.81          1.62        1.73          1.61
 Net investment income(2)            %       3.97        4.52        4.87         5.79          4.19        4.81          4.88
 Portfolio turnover rate             %         75          76          33           65            75          76            33


--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.


(3) Commencement of operations.


(4) Effective July 26, 2000, ING Investments, LLC became the Adviser of the
    Fund.

(5) The Fund changed its fiscal year end to March 31.

 40      ING GNMA Income Fund

FINANCIAL HIGHLIGHTS                                    ING HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

For the years ended March 31, 2003, March 31, 2002 and the five months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                      CLASS A                                      CLASS B
                                           --------------------------------------------------------------   ---------------------
                                                                     FIVE
                                             YEAR        YEAR       MONTHS        YEAR       DECEMBER 15,     YEAR        YEAR
                                             ENDED       ENDED       ENDED        ENDED       1998(1) TO      ENDED       ENDED
                                           MARCH 31,   MARCH 31,   MARCH 31,   OCTOBER 31,   OCTOBER 31,    MARCH 31,   MARCH 31,
                                             2003        2002       2001(4)       2000           1999         2003        2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $       8.74        9.36        9.24         9.96          10.00         8.74        9.36
 Income from investment operations:
 Net investment income                $       0.61        0.78        0.39         0.85           0.67         0.55        0.72
 Net realized and unrealized gain
 (loss) on investments                $      -0.45       -0.62        0.12        -0.65          -0.04        -0.46       -0.62
 Total from investment operations     $       0.16        0.16        0.51         0.20           0.63         0.09        0.10
 Less distributions from:
 Net investment income                $       0.61        0.78        0.39         0.86           0.67         0.55        0.72
 Net realized gain on investments     $         --          --          --         0.06             --           --          --
 Total distributions                  $       0.61        0.78        0.39         0.92           0.67         0.55        0.72
 Net asset value, end of period       $       8.29        8.74        9.36         9.24           9.96         8.28        8.74
 TOTAL RETURN(2):                     %       2.24        1.94        5.61         1.89           6.37         1.37        1.29
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $     43,375      38,525      33,459       33,220         30,537       11,584       6,673
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %       1.30        1.30        1.09         1.04           1.00         2.05        2.05
 Gross expenses prior to expense
 reimbursement(3)                     %       1.43        1.79        1.63         2.16           2.32         2.07        2.44
 Net investment income after
 expense reimbursement(3)(5)          %       7.48        8.67       10.24         8.75           7.53         6.73        7.85
 Portfolio turnover rate              %        122         344         253          481            756          122         344

                                                    CLASS B
                                     --------------------------------------
                                       FIVE
                                      MONTHS        YEAR       DECEMBER 15,
                                       ENDED        ENDED       1998(1) TO
                                     MARCH 31,   OCTOBER 31,   OCTOBER 31,
                                      2001(4)       2000           1999
-----------------------------------  --------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                 9.23         9.96         10.00
 Income from investment operations:
 Net investment income                  0.36         0.78          0.60
 Net realized and unrealized gain
 (loss) on investments                  0.14        -0.66         -0.05
 Total from investment operations       0.50         0.12          0.55
 Less distributions from:
 Net investment income                  0.37         0.79          0.59
 Net realized gain on investments         --         0.06            --
 Total distributions                    0.37         0.85          0.59
 Net asset value, end of period         9.36         9.23          9.96
 TOTAL RETURN(2):                       5.43         1.02          5.57
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     5,025        3,702         2,374
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    1.84         1.79          1.72
 Gross expenses prior to expense
 reimbursement(3)                       2.28         2.41          2.64
 Net investment income after
 expense reimbursement(3)(5)            9.49         7.99          6.90
 Portfolio turnover rate                 253          481           756



                                                                                              CLASS C
                                                                   --------------------------------------------------------------
                                                                                             FIVE
                                                                     YEAR        YEAR       MONTHS        YEAR       DECEMBER 15,
                                                                     ENDED       ENDED       ENDED        ENDED       1998(1) TO
                                                                   MARCH 31,   MARCH 31,   MARCH 31,   OCTOBER 31,   OCTOBER 31,
                                                                     2003        2002       2001(4)       2000           1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                         $       8.74        9.36        9.23         9.96         10.00
 Income from investment operations:
 Net investment income                                        $       0.56        0.71        0.37         0.78          0.62
 Net realized and unrealized gain (loss) on investments       $      -0.46       -0.61        0.12        -0.66         -0.06
 Total from investment operations                             $       0.10        0.10        0.49         0.12          0.56
 Less distributions from:
 Net investment income                                        $       0.56        0.72        0.36         0.79          0.60
 Net realized gain on investments                             $         --          --          --         0.06            --
 Total distributions                                          $       0.56        0.72        0.36         0.85          0.60
 Net asset value, end of period                               $       8.28        8.74        9.36         9.23          9.96
 TOTAL RETURN(2):                                             %       1.43        1.21        5.39         1.02          5.67
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $      5,281       1,633       1,314        1,578           776
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)               %       2.04        2.05        1.84         1.79          1.73
 Gross expenses prior to expense reimbursement(3)             %       2.06        2.44        2.29         2.40          2.66
 Net investment income after expense reimbursement(3)(5)      %       6.72        7.92        9.42         7.98          7.01
 Portfolio turnover rate                                      %        122         344         253          481           756


--------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to March 31.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING High Yield Bond Fund       41

ING HIGH YIELD OPPORTUNITY FUND                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the years ended March 31, 2003, March 31, 2002 and the nine months ended March 31, 2001 the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                         CLASS A                                  CLASS B
                                           -------------------------------------------------------------------   ---------
                                                                     NINE                  THREE
                                             YEAR        YEAR       MONTHS       YEAR      MONTHS      YEAR        YEAR
                                             ENDED       ENDED       ENDED      ENDED      ENDED       ENDED       ENDED
                                           MARCH 31,   MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,   MARCH 31,
                                             2003        2002       2001(6)      2000     1999(1)      1999        2003
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $        7.51       8.69       10.80       11.57      11.66      12.72         7.54
 Income from investment operations:
 Net investment income                $        0.78       0.88        0.84        1.18       0.28       1.12         0.70
 Net realized and unrealized gain
 (loss) on investments                $       -0.84      -1.07       -2.09       -0.75      -0.09      -1.00        -0.81
 Total from investment operations     $       -0.06      -0.19       -1.25        0.43       0.19       0.12        -0.11
 Less distributions from:
 Net investment income                $        0.79       0.99        0.86        1.20       0.28       1.18         0.74
 Total distributions                  $        0.79       0.99        0.86        1.20       0.28       1.18         0.74
 Net asset value, end of period       $        6.66       7.51        8.69       10.80      11.57      11.66         6.69
 TOTAL RETURN(2):                     %       -0.40      -1.84      -11.87        3.96       1.60       1.13        -1.07
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $     101,603     53,122      55,230      34,416     16,795     17,327      192,643
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                  %        1.13       1.17        1.10        1.18       1.10       1.12         1.78
 Gross expenses prior to expense
 reimbursement(3)                     %        1.47       1.45        1.32        1.37       1.37       1.53         2.12
 Net investment income after
 expense reimbursement(3)(4)          %       10.14      11.02       11.43       10.63       9.68       9.44         9.56
 Portfolio turnover rate              %         131        102         113         113         44        242          131

                                                             CLASS B
                                     -------------------------------------------------------
                                                   NINE                  THREE
                                       YEAR       MONTHS       YEAR      MONTHS      YEAR
                                       ENDED       ENDED      ENDED      ENDED       ENDED
                                     MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                       2002       2001(6)      2000     1999(1)      1999
-----------------------------------  -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  8.71       10.81      11.58      11.66      12.71
 Income from investment operations:
 Net investment income                   0.81        0.81       1.11       0.27       1.04
 Net realized and unrealized gain
 (loss) on investments                  -1.05       -2.10      -0.75      -0.09      -0.99
 Total from investment operations       -0.24       -1.29       0.36       0.18       0.05
 Less distributions from:
 Net investment income                   0.93        0.81       1.13       0.26       1.10
 Total distributions                     0.93        0.81       1.13       0.26       1.10
 Net asset value, end of period          7.54        8.71      10.81      11.58      11.66
 TOTAL RETURN(2):                       -2.49      -12.22       3.28       1.53       0.55
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    143,742     181,175    103,246     41,882     42,960
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                     1.82        1.75       1.83       1.75       1.77
 Gross expenses prior to expense
 reimbursement(3)                        2.10        1.97       2.02       2.02       2.18
 Net investment income after
 expense reimbursement(3)(4)            10.48       10.97       9.98       9.03       8.84
 Portfolio turnover rate                  102         113        113         44        242



                                                                               CLASS C                                  CLASS M
                                                 -------------------------------------------------------------------   ----------
                                                                           NINE                  THREE
                                                   YEAR        YEAR       MONTHS       YEAR      MONTHS      YEAR       MAY 17,
                                                   ENDED       ENDED       ENDED      ENDED      ENDED       ENDED     2002(6) TO
                                                 MARCH 31,   MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,   MARCH 31,
                                                   2003        2002       2001(6)      2000     1999(1)      1999         2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $       7.53        8.71       10.81       11.58      11.66      12.71         7.58
 Income from investment operations:
 Net investment income                      $       0.69        0.80        0.81        1.10       0.27       1.04         0.54
 Net realized and unrealized gain (loss)
 on investments                             $      -0.79       -1.05       -2.10       -0.74      -0.09      -0.99        -0.81
 Total from investment operations           $      -0.10       -0.25       -1.29        0.36       0.18       0.05        -0.27
 Less distributions from:                   $
 Net investment income                      $       0.74        0.93        0.81        1.13       0.26       1.10         0.66
 Total distributions                                0.74        0.93        0.81        1.13       0.26       1.10         0.66
 Net asset value, end of period             $       6.69        7.53        8.71       10.81      11.58      11.66         6.65
 TOTAL RETURN(2):                           %      -0.96       -2.60      -12.22        3.28       1.53       0.55        -3.16
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $     26,163      24,674      33,463      23,324     18,618     21,290        3,353
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                        %       1.78        1.81        1.75        1.83       1.75       1.77         1.52
 Gross expenses prior to expense
 reimbursement(3)                           %       2.13        2.09        1.97        2.02       2.02       2.18         1.82
 Net investment income after expense
 reimbursement(3)(4)                        %       9.61       10.47       10.93        9.98       9.03       8.79         9.41
 Portfolio turnover rate                    %        131         102         113         113         44        242          131


--------------------------------------------------------------------------------

(1) Effective May 24, 1999, ING Investments, LLC, became the Adviser of the Fund and the Fund changed its fiscal year end to June 30.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has voluntarily agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments within three years.


(5) Commencement of operations.


(6) The Fund changed its fiscal year end to March 31.

 42      ING High Yield Opportunity Fund

FINANCIAL HIGHLIGHTS                                  ING INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

For the years ended March 31, 2003, March 31, 2002 and the five months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                       CLASS A                                       CLASS B
                                           ----------------------------------------------------------------   ---------------------
                                             YEAR        YEAR      FIVE MONTHS      YEAR       DECEMBER 15,     YEAR        YEAR
                                             ENDED       ENDED        ENDED         ENDED       1998(1) TO      ENDED       ENDED
                                           MARCH 31,   MARCH 31,    MARCH 31,    OCTOBER 31,   OCTOBER 31,    MARCH 31,   MARCH 31,
                                             2003        2002        2001(4)        2000           1999         2003        2002
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $        9.91      10.18         9.52          9.40          10.00         9.90       10.18
 Income from investment operations:
 Net investment income                $        0.35       0.51         0.28          0.61           0.45         0.28        0.44
 Net realized and unrealized gain
 (loss) on investments                $        0.77       0.42         0.66          0.12          -0.60         0.76        0.40
 Total from investment operations     $        1.12       0.93         0.94          0.73          -0.15         1.04        0.84
 Less distributions from:
 Net investment income                $        0.37       0.53         0.28          0.61           0.45         0.29        0.45
 Net realized gains on investments    $        0.15       0.67           --            --             --         0.15        0.67
 Total distributions                  $        0.52       1.20         0.28          0.61           0.45         0.44        1.12
 Net asset value, end of period       $       10.51       9.91        10.18          9.52           9.40        10.50        9.90
 TOTAL RETURN(2):                     %       11.48       9.27        10.01          8.11          -1.46        10.64        8.37
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $     146,649     41,503       33,597        29,893         32,013       61,544      11,216
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %        1.14       1.15         1.13          1.00           0.96         1.89        1.90
 Gross expenses prior to expense
 reimbursement(3)                     %        1.24       1.36         1.53          2.08           2.12         1.89        2.01
 Net investment income after
 expense reimbursement(3)(5)          %        3.21       4.93         6.94          6.48           5.38         2.39        4.09
 Portfolio turnover rate              %         639      1,216*         838           733            432          639       1,216*

                                                     CLASS B
                                     ----------------------------------------
                                     FIVE MONTHS      YEAR       DECEMBER 15,
                                        ENDED         ENDED       1998(1) TO
                                      MARCH 31,    OCTOBER 31,   OCTOBER 31,
                                       2001(4)        2000           1999
-----------------------------------  ----------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  9.52          9.40         10.00
 Income from investment operations:
 Net investment income                   0.26          0.53          0.40
 Net realized and unrealized gain
 (loss) on investments                   0.66          0.13         -0.61
 Total from investment operations        0.92          0.66         -0.21
 Less distributions from:
 Net investment income                   0.26          0.54          0.39
 Net realized gains on investments         --            --            --
 Total distributions                     0.26          0.54          0.39
 Net asset value, end of period         10.18          9.52          9.40
 TOTAL RETURN(2):                        9.74          7.30         -2.13
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      2,807         1,523         1,958
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     1.88          1.74          1.70
 Gross expenses prior to expense
 reimbursement(3)                        2.18          2.33          2.39
 Net investment income after
 expense reimbursement(3)(5)             6.20          5.71          4.83
 Portfolio turnover rate                  838           733           432



                                                                                             CLASS C
                                                                 ----------------------------------------------------------------
                                                                   YEAR        YEAR      FIVE MONTHS      YEAR       DECEMBER 15,
                                                                   ENDED       ENDED        ENDED         ENDED       1998(1) TO
                                                                 MARCH 31,   MARCH 31,    MARCH 31,    OCTOBER 31,   OCTOBER 31,
                                                                   2003        2002        2001(4)        2000           1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $       9.90       10.19         9.52          9.40         10.00
 Income from investment operations:
 Net investment income                                      $       0.28        0.44         0.26          0.54          0.42
 Net realized and unrealized gain (loss) on investments     $       0.76        0.39         0.67          0.12         -0.63
 Total from investment operations                           $       1.04        0.83         0.93          0.66         -0.21
 Less distributions from:
 Net investment income                                      $       0.29        0.45         0.26          0.54          0.39
Net realized gains on investments                           $       0.15        0.67           --            --            --
 Total distributions                                        $       0.44        1.12         0.26          0.54          0.39
 Net asset value, end of period                             $      10.50        9.90        10.19          9.52          9.40
 TOTAL RETURN(2):                                           %      10.68        8.24         9.86          7.32         -2.10
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $     52,979       6,382        4,470         5,248         1,082
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)             %       1.90        1.90         1.85          1.73          1.71
 Gross expenses prior to expense reimbursement(3)           %       1.90        2.01         2.18          2.32          2.44
 Net investment income after expense reimbursement(3)(5)    %       2.36        4.20         6.37          5.74          4.94
 Portfolio turnover rate                                    %        639       1,216*         838           733           432


--------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to March 31.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments within three years.

 * Portfolio turnover rate was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Intermediate Bond Fund       43

ING NATIONAL TAX-EXEMPT BOND FUND                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the years ended March 31, 2003, March 31, 2002 and the five months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                               CLASS A                                    CLASS B
                                           -----------------------------------------------   ---------------------------------
                                                                     FIVE                                              FIVE
                                             YEAR        YEAR       MONTHS     NOVEMBER 8,     YEAR        YEAR       MONTHS
                                             ENDED       ENDED       ENDED     1999(1) TO      ENDED       ENDED       ENDED
                                           MARCH 31,   MARCH 31,   MARCH 31,   OCTOBER 31,   MARCH 31,   MARCH 31,   MARCH 31,
                                             2003        2002       2001(4)       2000         2003        2002       2001(4)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $      10.32       10.50        10.11       10.00        10.31       10.48       10.09
 Income from investment operations:
 Net investment income                $       0.39        0.41         0.19        0.48         0.31        0.34        0.17
 Net realized and unrealized gain
 (loss) on investments                $       0.67       -0.18         0.39        0.11         0.67       -0.17        0.39
 Total from investment operations     $       1.06        0.23         0.58        0.59         0.98        0.17        0.56
 Less distributions from:
 Net investment income                $       0.39        0.41         0.19        0.48         0.31        0.34        0.17
 Net realized gain on investments     $       0.12          --           --          --         0.12          --          --
 Total distributions                  $       0.51        0.41         0.19        0.48         0.43        0.34        0.17
 Net asset value, end of period       $      10.87       10.32        10.50       10.11        10.86       10.31       10.48
 TOTAL RETURN(2):                     %      10.44        2.25         5.79        6.09         9.65        1.59        5.54
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $     23,647      22,868       22,074      21,592        2,792       1,265         588
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %       1.15        1.10         1.06        0.95         1.90        1.84        1.83
 Gross expenses prior to expense
 reimbursement(3)                     %       1.28        1.52         1.50        2.12         1.94        2.16        2.17
 Net investment income after
 expense reimbursement(3)(5)          %       3.64        3.97         4.45        4.92         2.86        3.22        3.69
 Portfolio turnover rate              %         22          27            7          50           22          27           7

                                       CLASS B
                                     -----------

                                     NOVEMBER 8,
                                     1999(1) TO
                                     OCTOBER 31,
                                        2000
-----------------------------------  -----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                 10.00
 Income from investment operations:
 Net investment income                   0.38
 Net realized and unrealized gain
 (loss) on investments                   0.11
 Total from investment operations        0.49
 Less distributions from:
 Net investment income                   0.40
 Net realized gain on investments          --
 Total distributions                     0.40
 Net asset value, end of period         10.09
 TOTAL RETURN(2):                        5.02
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        311
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     1.67
 Gross expenses prior to expense
 reimbursement(3)                        2.32
 Net investment income after
 expense reimbursement(3)(5)             3.93
 Portfolio turnover rate                   50



                                                                                        CLASS C
                                                                    -----------------------------------------------
                                                                                              FIVE
                                                                      YEAR        YEAR       MONTHS     NOVEMBER 8,
                                                                      ENDED       ENDED       ENDED     1999(1) TO
                                                                    MARCH 31,   MARCH 31,   MARCH 31,   OCTOBER 31,
                                                                      2003        2002       2001(4)       2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      10.33       10.49       10.11        10.00
 Income from investment operations:
 Net investment income                                         $       0.31        0.34        0.16         0.39
 Net realized and unrealized gain (loss) on investments        $       0.66       -0.16        0.38         0.12
 Total from investment operations                              $       0.97        0.18        0.54         0.51
 Less distributions from:
 Net investment income                                         $       0.31        0.34        0.16         0.40
 Net realized gain on investments                              $       0.12          --          --           --
 Total distributions                                           $       0.43        0.34        0.16         0.40
 Net asset value, end of period                                $      10.87       10.33       10.49        10.11
 TOTAL RETURN(2):                                              %       9.56        1.69        5.34         5.29
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      1,065         271         440          439
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)                %       1.90        1.83        1.81         1.68
 Gross expenses prior to expense reimbursement(3)              %       1.94        2.18        2.16         2.33
 Net investment income after expense reimbursement(3)(5)       %       2.84        3.21        3.70         4.00
 Portfolio turnover rate                                       %         22          27           7           50


--------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to March 31.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments within three years.

 44      ING National Tax-Exempt Bond Fund

FINANCIAL HIGHLIGHTS                                     ING STRATEGIC BOND FUND
--------------------------------------------------------------------------------

For the years ended March 31, 2003, March 31, 2002 and the nine months ended March 31, 2001 the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                          CLASS A                                   CLASS B
                                            --------------------------------------------------------------------   ---------
                                                                      NINE                  THREE
                                              YEAR        YEAR       MONTHS       YEAR      MONTHS     JULY 27,      YEAR
                                              ENDED       ENDED       ENDED      ENDED      ENDED     1998(1) TO     ENDED
                                            MARCH 31,   MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,    MARCH 31,
                                              2003        2002       2001(6)      2000     1999(2)       1999        2003
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                $      10.95       11.79       12.07      12.59      12.89       13.08        10.68
 Income from investment operations:
 Net investment income                 $       0.54        0.75        0.23       0.92       0.26        0.53         0.50
 Net realized and unrealized gain
 (loss) on investments                 $       0.38       -0.72        0.08      -0.52      -0.42       -0.08         0.36
 Total from investment operations      $       0.92        0.03        0.31       0.40      -0.16        0.45         0.86
 Less distributions from:
 Net investment income                 $       0.63        0.87        0.59       0.92       0.14        0.53         0.59
 Net realized gain on investments      $         --          --          --         --         --        0.11           --
 Total distributions                   $       0.63        0.87        0.59       0.92       0.14        0.64         0.59
 Net asset value, end of period        $      11.24       10.95       11.79      12.07      12.59       12.89        10.95
 TOTAL RETURN(3):                      %       8.73        0.26        2.69       3.42      -1.23        5.60         8.36
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     $     31,599      34,387      39,105      2,726      2,736       5,751       13,581
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                   %       0.95        0.97        1.03       0.96       0.90        0.96         1.35
 Gross expenses prior to expense
 reimbursement(4)                      %       1.40        1.34        1.73       2.64       1.56        1.98         1.80
 Net investment income after expense
 reimbursement(4)(5)                   %       5.09        6.55        6.30       7.69       5.88        5.81         4.68
 Portfolio turnover rate               %        254         211         132        168         69         274          254

                                                              CLASS B
                                      --------------------------------------------------------
                                                    NINE                  THREE
                                        YEAR       MONTHS       YEAR      MONTHS     JULY 27,
                                        ENDED       ENDED      ENDED      ENDED     1998(1) TO
                                      MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                        2002       2001(6)      2000     1999(2)       1999
------------------------------------  --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                 11.53       11.80      12.33      12.61       12.78
 Income from investment operations:
 Net investment income                   0.60        0.36       0.88       0.18        0.45
 Net realized and unrealized gain
 (loss) on investments                  -0.62       -0.08      -0.53      -0.33       -0.05
 Total from investment operations       -0.02        0.28       0.35      -0.15        0.40
 Less distributions from:
 Net investment income                   0.83        0.55       0.88       0.13        0.46
 Net realized gain on investments          --          --         --         --        0.11
 Total distributions                     0.83        0.55       0.88       0.13        0.57
 Net asset value, end of period         10.68       11.53      11.80      12.33       12.61
 TOTAL RETURN(3):                       -0.18        2.52       3.00      -1.20        5.17
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     11,848       8,894      4,460      5,658       6,637
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                     1.38        1.53       1.36       1.29        1.37
 Gross expenses prior to expense
 reimbursement(4)                        1.75        2.55       3.04       1.95        2.42
 Net investment income after expense
 reimbursement(4)(5)                     5.98        6.71       7.29       5.49        5.35
 Portfolio turnover rate                  211         132        168         69         274



                                                                                           CLASS C
                                                             --------------------------------------------------------------------
                                                                                       NINE                  THREE
                                                               YEAR        YEAR       MONTHS       YEAR      MONTHS     JULY 27,
                                                               ENDED       ENDED       ENDED      ENDED      ENDED     1998(1) TO
                                                             MARCH 31,   MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                                               2003        2002       2001(6)      2000     1999(2)       1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $      11.20       12.05       12.30      12.81      13.10       13.27
 Income from investment operations:
 Net investment income                                  $       0.61        0.66        0.43       0.87       0.19        0.48
 Net realized and unrealized loss on investments        $       0.30       -0.68       -0.13      -0.51      -0.35       -0.06
 Total from investment operations                       $       0.91       -0.02        0.30       0.36      -0.16        0.42
 Less distributions from:
 Net investment income                                  $       0.59        0.83        0.55       0.87       0.13        0.48
 Net realized gain on investments                       $         --          --          --         --       0.11
 Total distributions                                    $       0.59        0.83        0.55       0.87       0.13        0.59
 Net asset value, end of period                         $      11.52       11.20       12.05      12.30      12.81       13.10
 TOTAL RETURN(3):                                       %       8.38       -0.17        2.55       3.02      -1.21        5.19
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $      4,091       4,964       5,196      3,966      7,965       8,128
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)         %       1.35        1.38        1.51       1.36       1.29        1.36
 Gross expenses prior to expense reimbursement(4)       %       1.80        1.75        2.55       3.04       1.95        2.41
 Net investment income after expense
 reimbursement(4)(5)                                    %       4.70        6.04        6.71       7.29       5.49        5.36
 Portfolio turnover rate                                %        254         211         132        168         69         274


--------------------------------------------------------------------------------


(1) Commencement of operations.



(2) Effective May 24, 1999, ING Investment, LLC, became the Adviser of the Fund and the Fund changed its fiscal year end to June 30.


(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments within three years.

(6) The Fund changed its fiscal year end to March 31.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING Strategic Bond Fund       45

ING CLASSIC MONEY MARKET FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the years ended March 31, 2003, March 31, 2002 and the five months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                             CLASS A                                 CLASS B
                                                 ----------------------------------------------------------------   ---------
                                                   YEAR        YEAR      FIVE MONTHS      YEAR       DECEMBER 15,     YEAR
                                                   ENDED       ENDED        ENDED         ENDED       1998(1) TO      ENDED
                                                 MARCH 31,   MARCH 31,    MARCH 31,    OCTOBER 31,   OCTOBER 31,    MARCH 31,
                                                   2003        2002        2001(4)        2000           1999         2003
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        1.00        1.00         1.00          1.00          1.00          1.00
 Income from investment operations:
 Net investment income                      $        0.01        0.03         0.02          0.06          0.04          0.00*
 Total from investment operations           $        0.01        0.03         0.02          0.06          0.04          0.00*
 Less distributions from:
 Net investment income                      $        0.01        0.03         0.02          0.06          0.04          0.00*
 Total distributions                        $        0.01        0.03         0.02          0.06          0.04          0.00*
 Net asset value, end of period             $        1.00        1.00         1.00          1.00          1.00          1.00
 TOTAL RETURN(2):                           %        1.06        2.83         2.36          5.70          3.98          0.43
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $     458,964     549,999      515,651       440,651       228,124         1,156
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                        %        0.77        0.77         0.77          0.74          0.73          1.40
 Gross expenses prior to expense
 reimbursement(3)                           %        1.27        1.27         1.30          1.42          1.67          1.52
 Net investment income after expense
 reimbursement(3)(5)                        %        1.06        2.75         5.61          5.59          4.59          0.46

                                                                 CLASS B
                                           ----------------------------------------------------
                                             YEAR      FIVE MONTHS      YEAR       DECEMBER 15,
                                             ENDED        ENDED         ENDED       1998(1) TO
                                           MARCH 31,    MARCH 31,    OCTOBER 31,   OCTOBER 31,
                                             2002        2001(4)        2000           1999
-----------------------------------------  ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         1.00         1.00          1.00          1.00
 Income from investment operations:
 Net investment income                        0.02         0.02          0.05          0.03
 Total from investment operations             0.02         0.02          0.05          0.03
 Less distributions from:
 Net investment income                        0.02         0.02          0.05          0.03
 Total distributions                          0.02         0.02          0.05          0.03
 Net asset value, end of period               1.00         1.00          1.00          1.00
 TOTAL RETURN(2):                             2.21         2.11          5.03          3.31
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           1,987        2,714         2,706         1,173
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                          1.37         1.41          1.38          1.41
 Gross expenses prior to expense
 reimbursement(3)                             1.53         1.55          1.67          1.79
 Net investment income after expense
 reimbursement(3)(5)                          2.27         5.10          4.93          3.85



                                                                                             CLASS C
                                                                 ----------------------------------------------------------------
                                                                   YEAR        YEAR      FIVE MONTHS      YEAR       DECEMBER 15,
                                                                   ENDED       ENDED        ENDED         ENDED       1998(1) TO
                                                                 MARCH 31,   MARCH 31,    MARCH 31,    OCTOBER 31,   OCTOBER 31,
                                                                   2003        2002        2001(4)        2000           1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $       1.00        1.00          1.00          1.00          1.00
 Income from investment operations:
 Net investment income                                      $       0.00*       0.02          0.02          0.05          0.03
 Total from investment operations                           $       0.00*       0.02          0.02          0.05          0.03
 Less distributions from:
 Net investment income                                      $       0.00*       0.02          0.02          0.05          0.03
 Total distributions                                        $       0.00*       0.02          0.02          0.05          0.03
 Net asset value, end of period                             $       1.00        1.00          1.00          1.00          1.00
 TOTAL RETURN(2):                                           %       0.42        2.20          2.08          5.03          3.30
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $        524         590         2,583         2,035           444
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)             %       1.40        1.38          1.40          1.39          1.41
 Gross expenses prior to expense reimbursement(3)           %       1.52        1.53          1.55          1.67          1.78
 Net investment income after expense reimbursement(3)(5)    %       0.42        2.44          5.00          5.03          3.89


--------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to March 31.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments within three years.

 *  Amount is less than $0.01 per share.

 46      ING Classic Money Market Fund

FINANCIAL HIGHLIGHTS                                       ING MONEY MARKET FUND
--------------------------------------------------------------------------------

For the years ended March 31, 2003, March 31, 2002 and the nine months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                               CLASS A                                     CLASS B
                                           ------------------------------------------------   ---------------------------------
                                                                     NINE                                               NINE
                                             YEAR        YEAR       MONTHS     NOVEMBER 24,     YEAR        YEAR       MONTHS
                                             ENDED       ENDED       ENDED      1999(1) TO      ENDED       ENDED       ENDED
                                           MARCH 31,   MARCH 31,   MARCH 31,     JUNE 30,     MARCH 31,   MARCH 31,   MARCH 31,
                                             2003       2002(6)     2001(5)        2000         2003       2002(6)     2001(5)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $       1.00        1.00        1.00          1.00         1.00        1.00        1.00
 Income from investment operations:
 Net investment income                $       0.01        0.02*       0.04*         0.02*        0.00+       0.01*       0.03*
 Total from investment operations     $       0.01        0.02        0.04          0.02         0.00+       0.01        0.03
 Less distributions from:
 Net investment income                $       0.01        0.02        0.04          0.02         0.00+       0.01        0.03
 Total distributions                  $       0.01        0.02        0.04          0.02         0.00+       0.01        0.03
 Net asset value, end of period       $       1.00        1.00        1.00          1.00         1.00        1.00        1.00
 TOTAL RETURN(2):                     %       0.76        2.10        3.86          3.58         0.00++      1.38        3.34
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $     16,127      28,668      73,290        75,430       34,548      30,241      32,117
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)       %       0.92        0.93**      0.91**        0.85**       1.61        1.70**      1.64**
 Gross expenses prior to expense
 reimbursement/recoupment(3)          %       1.14        0.99        0.74          2.28         1.91        1.75        1.50
 Net investment income after
 expense
 reimbursement/recoupment(3)(4)       %       0.77        2.26        5.23          5.18         0.01        1.26        4.31

                                      CLASS B
                                     ----------

                                      JULY 12,
                                     1999(1) TO
                                      JUNE 30,
                                        2000
-----------------------------------  ----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  1.00
 Income from investment operations:
 Net investment income                   0.03*
 Total from investment operations        0.03
 Less distributions from:
 Net investment income                   0.03
 Total distributions                     0.03
 Net asset value, end of period          1.00
 TOTAL RETURN(2):                        3.60
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     12,035
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)          1.60**
 Gross expenses prior to expense
 reimbursement/recoupment(3)             3.03
 Net investment income after
 expense
 reimbursement/recoupment(3)(4)          3.96



                                                                                       CLASS C
                                                                    ----------------------------------------------
                                                                                              NINE
                                                                      YEAR        YEAR       MONTHS      JULY 12,
                                                                      ENDED       ENDED       ENDED     1999(1) TO
                                                                    MARCH 31,   MARCH 31,   MARCH 31,    JUNE 30,
                                                                      2003       2002(6)     2001(5)       2000
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       1.00        1.00        1.00         1.00
 Income from investment operations:
 Net investment income                                         $       0.00+       0.01*       0.03*        0.02*
 Total from investment operations                              $       0.00+       0.01        0.03         0.02
 Less distributions from:
 Net investment income                                         $       0.00+       0.01        0.03         0.02
 Total distributions                                           $       0.00+       0.01        0.03         0.02
 Net asset value, end of period                                $       1.00        1.00        1.00         1.00
 TOTAL RETURN(2):                                              %       0.01        1.33        3.34         3.58
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     10,664      10,403      27,404        5,431
 Ratios to average net assets:
 Net expenses after expense reimbursement/recoupment(3)(4)     %       1.62        1.68**      1.59**       1.60**
 Gross expenses prior to expense reimbursement/recoupment(3)   %       1.90        1.71        1.49         3.03
 Net investment income after expense
 reimbursement/recoupment(3)(4)                                %       0.01        1.60        4.36         3.96


--------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

(5) The Fund changed its fiscal year end to March 31.

(6) Effective May 21, 2001, ING Investments, LLC took over direct management of the Fund.

* Recognition of net investment income by the Fund was affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invested.

** Does not include expenses of the investment company in which the Fund invested.

+  Amount is less than $0.01 per share.


++  Amount is less than 0.01% per share.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Money Market Fund       47

In addition to the Funds offered in this Prospectus, the Distributor also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund
ING Growth + Value Fund
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund

ING Disciplined LargeCap Fund

ING SmallCap Opportunities Fund
ING Small Company Fund
ING Technology Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING Large Company Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Tax Efficient Equity Fund
ING Value Opportunity Fund

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Growth and Income Fund
ING Real Estate Fund

FIXED INCOME FUNDS
ING Bond Fund
ING Government Fund
ING Aeltus Money Market Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Growth Fund
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Income Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Growth Fund
ING Precious Metals Fund
ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
ING Global Real Estate Fund
ING Worldwide Growth Fund

LOAN PARTICIPATION FUND
ING Senior Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS


Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent auditors' reports (in annual report only).


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the ING Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to
the Fund's SEC file number. The file number is as
follows:
ING Funds Trust                        811-8895
  ING GNMA Income Fund
  ING High Yield Bond Fund
  ING High Yield Opportunity Fund
  ING Intermediate Bond Fund
  ING National Tax-Exempt Bond Fund
  ING Strategic Bond Fund
  ING Classic Money Market Fund
  ING Money Market Fund


  [ING FUNDS LOGO]                     FIABCPROS0803-080103

[PROSPECTUS OVERLAY]
       PROSPECTUS

    [GEORGE WASHINGTON PHOTO]
       August 1, 2003

       Class Q
                                                  FIXED INCOME FUNDS
                                                  ING GNMA Income Fund
                                                  ING High Yield Opportunity
                                                  Fund
                                                  ING Strategic Bond Fund

       This Prospectus contains
       important information about
       investing in the Class Q
       shares of certain ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Funds will
       achieve their objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                          [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes each Fund's objective, investment strategy and risks.

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE ING FUNDS                            1
    FUNDS AT A GLANCE                                        2

    FIXED INCOME FUNDS
    ING GNMA Income Fund                                     4
    ING High Yield Opportunity Fund                          6
    ING Strategic Bond Fund                                  8


    WHAT YOU PAY TO INVEST                            10
    SHAREHOLDER GUIDE                                 12
    MANAGEMENT OF THE FUNDS                           17
    DIVIDENDS, DISTRIBUTIONS AND TAXES                18
    MORE INFORMATION ABOUT RISKS                      19
    FINANCIAL HIGHLIGHTS                              22
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

FIXED INCOME FUNDS

  ING offers both aggressive and conservative Fixed Income Funds.

  They may suit you if you:

  - want a regular stream of income; and
  - want greater income potential than a money market fund; and
  - are willing to accept more risk than a money market fund.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.


                                    FUND                         INVESTMENT OBJECTIVE
                  ---------------------------------------------------------------------------------------
FIXED INCOME      ING GNMA Income Fund                           High current income, consistent with
FUNDS             Adviser: ING Investments, LLC                  liquidity and safety of principal
                  Sub-Adviser: Aeltus Investment
                  Management, Inc.

                  ING High Yield Opportunity Fund                High current income and capital growth
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment
                  Management, Inc.


                  ING Strategic Bond Fund                        Maximum total return
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment
                  Management, Inc.


 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Mortgage-backed GNMA Certificates that are                Credit, interest rate, prepayment and other risks that
guaranteed as to the timely payment of principal          accompany an investment in government bonds and
and interest by the U.S. Government.                      mortgage-related investments. Generally has less credit risk than other income funds.


High yield (high risk) debt securities, including         Credit, liquidity, interest rate and other risks that
those in the lowest ratings, as well as equities          accompany an investment in lower-quality debt securities.
and foreign securities.                                   Particularly sensitive to credit risk during economic
                                                          downturns. May also present price volatility from equity
                                                          exposure, and foreign securities. May be sensitive to
                                                          currency exchange rates, international political and
                                                          economic conditions, and other risks.


Investment grade and high yield (high risk) debt          Credit, interest rate, prepayment and other risks that
securities.                                               accompany an investment in debt securities, including high yield debt securities. May be sensitive to credit risk
                                                          during economic downturns.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.
                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER

ING GNMA INCOME FUND                          Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------

OBJECTIVE



[TARGET GRAPHIC]

The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (GNMA) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. Government.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA Certificates. The Fund will provide shareholders with at least 60 days' prior notice of any change in this strategy. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities and securities issued by the following agencies and instrumentalities of the U.S. Government: the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may invest in debt securities of any maturity, although the Sub-Adviser expects to invest in securities with effective maturities in excess of one year.



Please refer to the statement of additional information for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PREPAYMENT RISK -- through investment in GNMA securities, and other mortgage-related securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower yields.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund is subject to less credit risk than other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government-sponsored enterprises.

Although FNMA and FHLMC are government-sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional debt securities.


EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.


 4      ING GNMA Income Fund

                                                            ING GNMA INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
8.06      -2.07    15.91    5.71     10.20    7.52     0.58     10.36    8.65     9.86


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.


(2) The figures shown for 2002 provide performance for Class Q shares of the Fund. The figures shown for prior years provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.


(3) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.

     Best and worst quarterly performance during this period:

                               1st quarter 1995: 5.50%


                               1st quarter 1994: -2.42%


         Fund's year-to-date Class Q total return as of June 30, 2003:


                                     2.04%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Mortgage-Backed Securities Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                5 YEARS(1)            10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   4.60           6.28                 6.84
Class Q Return Before Taxes                                     %   9.86           8.57                  N/A
Class Q Return After Taxes on Distributions                     %   7.72           6.48                  N/A
Class Q Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   5.99           5.82                  N/A
Lehman Brothers Mortgage-Backed Securities Index (reflects
no deduction for fees, expenses or taxes)(3)                    %   8.75           7.34(4)              7.28(4)


(1) Class Q commenced operations on February 26, 2001.

(2) Reflects deduction of sales charge of 4.75%.

(3) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.


(4) Index return is for Class A for the 10 year period ended December 31, 2002. Index return for Class Q is 8.04 for the period beginning March 1, 2001.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING GNMA Income Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER

ING HIGH YIELD OPPORTUNITY FUND               Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------

OBJECTIVE



The Fund seeks a high level of current income and capital growth.
[TARGET GRAPHIC]


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 80% of its total assets in high yield, lower rated debt securities, which are commonly referred to as junk bonds, and convertible securities rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


There is no limit on either the portfolio maturity or the acceptable rating of securities bought by the Fund. Securities may bear rates that are fixed, variable or floating. The Fund may invest up to 20% of its total assets in equity securities of U.S. and foreign companies, including securities of companies in emerging markets. In selecting equity securities, the Sub-Adviser uses a bottom-up analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.



The Fund is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalization above $100 million at the time of purchase.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to risks associated with investing in lower-rated debt securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt and equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equity securities generally have higher volatility than debt-securities.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund may be subject to more credit risk than other income funds because it invests in high yield (or junk bond) debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.


INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.


RISK OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile.

The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


SMALL-CAPITALIZATION COMPANIES RISK -- investment in small-capitalization companies involves greater risk than is customarily associated with larger, more-established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies may not be traded in volumes typical of securities of larger companies. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


 6      ING High Yield Opportunity Fund

                                                 ING HIGH YIELD OPPORTUNITY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       6.03    -14.96    1.80     -2.40


(1) These figures are for the year ended December 31 of each year.

(2) Prior to May 24, 1999, the Fund was managed by a different adviser.

            Best and worst quarterly performance during this period:

                            1st quarter 2001: 6.27%


                           4th quarter 2000: -13.69%

             Fund's year-to-date total return as of June 30, 2003:

                                     11.49%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Credit Suisse First Boston High Yield Bond Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class Q Return Before Taxes                                     %  -2.40            -2.52                  N/A
Class Q Return After Taxes on Distributions                     %  -6.73            -6.75                  N/A
Class Q Return After Taxes on Distributions and Sale of Fund
Shares                                                          %  -1.43            -3.80                  N/A
Credit Suisse First Boston High Yield Bond Index (reflects
no deduction for fees, expenses or taxes)(2)                    %   3.11             0.88(3)               N/A


(1) Class Q commenced operations on March 27, 1998.


(2) The Credit Suisse First Boston High Yield Bond Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.


(3) Index return is for the period beginning April 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING High Yield Opportunity Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER

ING STRATEGIC BOND FUND                       Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------

OBJECTIVE



The Fund seeks maximum total return.
[TARGET GRAPHIC]


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 80% of its assets in bonds. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. At least 60% of the Fund's assets will normally be invested in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments, and their agencies and instrumentalities that are rated in one of the top four categories by a nationally recognized statistical rating agency, or of comparable quality if unrated. These securities include bonds, notes, mortgage-backed and asset-backed securities with rates that are fixed, variable or floating. The Fund may invest up to 40% of its total assets in high yield debt securities, commonly known as junk bonds. There is no minimum credit rating for high yield debt securities in which the Fund may invest.

The total return sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


The Fund may invest in debt securities of any maturity; however, the average portfolio duration (a mathematical measure of the sensitivity of a bond or bond portfolio to changes in interest rates) of the Fund will generally range from two to eight years. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. The Fund may invest up to 10% of its assets in other investment companies, including companies that invest in secured floating rate loans, including up to 5% of its assets in ING Prime Rate Trust, a closed-end investment company. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered, may be particularly difficult to sell. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

RISK OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile.

The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 8      ING Strategic Bond Fund

                                                         ING STRATEGIC BOND FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       -0.97    3.21     3.81     6.20


(1) These figures are for the year ended December 31 of each year.
(2) Prior to May 24, 1999, a different adviser managed the Fund.

(3) Effective September 23, 2002, the Fund changed its name from ING Strategic Income Fund to ING Strategic Bond Fund.


      Best and worst quarterly performance during this period:

                               1st quarter 2001:  3.15%


                               2nd quarter 2001: -2.44%

             Fund's year-to-date total return as of June 30, 2003:

                                     6.77%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class Q Return Before Taxes                                     %    6.20            3.59                  N/A
Class Q Return After Taxes on Distributions                     %    3.01            0.63                  N/A
Class Q Return After Taxes on Distributions and Sale of Fund
Shares                                                          %    3.72            1.38                  N/A
Lehman Brothers Aggregate Bond Index (reflects no deduction
for fees, expenses or taxes)(2)                                 %   10.25            7.59(3)               N/A


(1) Class Q commenced operations on July 27, 1998.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) Index return is for the period beginning August 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING Strategic Bond Fund       9

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares; and operating expenses paid each year by the fund. The table below shows the fees and expenses for Class Q shares of the ING Funds. FEES YOU PAY DIRECTLY

                                                              CLASS Q
---------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                       none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                    none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)


                                                                           TOTAL          WAIVERS,
                                                SERVICE                    FUND        REIMBURSEMENTS
                                  MANAGEMENT    (12B-1)     OTHER        OPERATING          AND             NET
FUND                                 FEE         FEES      EXPENSES      EXPENSES      RECOUPMENT(2)      EXPENSES
------------------------------------------------------------------------------------------------------------------
 ING GNMA Income            %        0.49        0.25        0.30(3)       1.04             0.00            1.04
 ING High Yield
  Opportunity               %        0.60        0.25        0.34(3)(4)    1.19(4)          0.00          1.19(4)
 ING Strategic Bond         %        0.45        0.25        0.42(3)       1.12            -0.07            1.05


--------------------------------------------------------------------------------


(1) This table shows the estimated operating expenses for Class Q shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes and fee waivers to which the Adviser has agreed for each Fund.



(2) ING Investments, LLC (ING), investment adviser to each Fund, has entered into written expense limitation agreements with each Fund, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING is shown under the heading "Waivers, Reimbursements and Recoupment." For each Fund, the expense limit will continue through at least March 31, 2004. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement.


(3) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.


(4) Excludes one-time merger fees of 0.02% for Class Q incurred in connection with the merger of other investment companies into the ING High Yield Opportunity Fund.


 10      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]



EXAMPLES(1)


The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS Q


FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 ING GNMA Income                                                $     106         331         574        1,271
 ING High Yield Opportunity                                     $     121         378         654        1.443
 ING Strategic Bond                                             $     107         349         610        1,357


--------------------------------------------------------------------------------


(1) The examples for 3, 5 and 10 years do not take into account the expense waiver/reimbursement described on page 10.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       11

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


Class Q Shares are offered at net asset value without a sales charge to qualified retirement plans, financial and other institutions and wrap accounts. The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. ING Funds Distributor, LLC (Distributor) may waive these minimums from time to time. Certain Funds also offer Class A, B, C, I and M shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share classes by calling (800) 992-0180.



The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.


If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

All other purchasers may purchase shares by the methods outlined in the table on the right.

CUSTOMER IDENTIFICATION


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.



What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:



- Name;


- Date of birth (for individuals);


- Physical residential address (although post office boxes are still permitted for mailing); and


- Social security number, taxpayer identification number, or other identifying number.



You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.



                                                                                                 Initial
                                                                           Method              Investment
                                                                       BY CONTACTING      A financial consultant
                                                                       YOUR FINANCIAL     with an authorized
                                                                       CONSULTANT         firm can help you
                                                                                          establish and maintain
                                                                                          your account.



                                                                       BY MAIL            Visit or speak with a
                                                                                          financial consultant.
                                                                                          Make your check
                                                                                          payable to the ING
                                                                                          Funds and mail it,
                                                                                          along with a completed
                                                                                          Application. Please
                                                                                          indicate your
                                                                                          investment
                                                                                          professional on the
                                                                                          New Account
                                                                                          Application.

                                                                       BY WIRE            Call the ING
                                                                                          Operations Department
                                                                                          at (800) 992-0180 and
                                                                                          select Option 4 to
                                                                                          obtain an account
                                                                                          number and indicate
                                                                                          your investment
                                                                                          professional on the
                                                                                          account.
                                                                                          Instruct your bank to
                                                                                          wire funds to the Fund
                                                                                          in the care of:
                                                                                          State Street
                                                                                          Bank and Trust Company
                                                                                          Kansas City
                                                                                          ABA #101003621
                                                                                          Kansas City, MO
                                                                                          credit to:
                                                                                          ------------
                                                                                          (the Fund)
                                                                                          A/C #751-8315; for
                                                                                          further credit
                                                                                          to: Shareholder A/C #
                                                                                          -----------------
                                                                                          (A/C # you received
                                                                                          over the telephone)
                                                                                          Shareholder Name:
                                                                                         ----------------------
                                                                                          (Your Name Here)
                                                                                          After wiring funds you
                                                                                          must complete the
                                                                                          Account Application
                                                                                          and send it to:
                                                                                          ING Funds
                                                                                          P.O. Box 219368
                                                                                          Kansas City, MO
                                                                                          64121-6368

                                                                                                Additional
                                                                           Method               Investment
                                                                       BY CONTACTING      Visit or consult a
                                                                       YOUR FINANCIAL     financial consultant.
                                                                       CONSULTANT



                                                                       BY MAIL            Fill out the Account
                                                                                          Additions form included
                                                                                          on the bottom of your
                                                                                          account statement along
                                                                                          with your check payable
                                                                                          to the ING Funds and
                                                                                          mail them to the address
                                                                                          on the account
                                                                                          statement. Remember to
                                                                                          write your account
                                                                                          number on the check.

                                                                       BY WIRE            Wire the funds in the
                                                                                          same manner described
                                                                                          under "Initial
                                                                                          Investment."


 12      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.



MARKET TIMERS


A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.


SHAREHOLDER SERVICE FEES


To pay for the cost of servicing your shareholder account, each Fund has adopted a Rule 12b-1 plan, for Class Q shares, which requires fees to be paid out of the assets of the class. Each Fund pays a service fee at an annual rate of 0.25% of the average daily net assets of the Class Q shares of the Fund.


RETIREMENT PLANS


You may invest in each Fund through various retirement plans, including IRAs, Simplified Employee Plan (SEP) IRAs, Roth IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial consultant or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser. For further information, contact a Shareholder Services Representative at (800) 992-0180.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       13

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

All other shareholders may redeem shares by the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.
- Your account must have a current value of at least $250,000.
- Minimum withdrawal amount is $1,000.
- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS


Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.


Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    FINANCIAL CONSULTANT     your financial consultant who may
                                                                                             charge for their services in
                                                                                             connection with your redemption
                                                                                             request, but neither the Fund nor the
                                                                                             Distributor imposes any such charge.

                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-6368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.

                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call a Shareholder Services
                                                                                             Representative at (800) 992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

 14      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE


The net asset value (NAV) per share for Class Q shares of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The Funds are open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days. The NAV per share of each Fund is calculated by taking the value of the Fund's assets attributable to Class Q shares, subtracting the Fund's liabilities attributable to Class Q shares, and dividing by the number of Class Q shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.



In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees, although the actual calculations will be made by persons acting under the supervision of the Board. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.


PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS


Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Transfer Agent or Distributor.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The ING Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange Class Q shares for Class Q shares of any other ING Fund that offers Class Q shares.


The total value of shares being exchanged must at least equal the minimum investment requirement for Class Q shares of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a trading vehicle. The Funds may prohibit excessive exchanges (more than four per year). The Funds also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.


If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's share will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       15

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by ING Funds Distributor, LLC, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

SYSTEMATIC EXCHANGE PRIVILEGE

You may elect to have a specified dollar amount of Class Q shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in Class Q shares of any other open-end ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than the Fund minimum, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS


Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative you may call the toll-free number listed above and select Option 2.


PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

HOUSE HOLDING


To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800)-992-0180 or your financial consultant. We will begin sending you individual copies thirty days after receiving your request.


 16      Shareholder Guide

ADVISER AND SUB-ADVISER                                  MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------


ADVISER



ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC (ING Pilgrim), serves as the investment adviser to each of the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund.



ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.



As of June 30, 2003, ING managed over $35.0 billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                                MANAGEMENT FEE
 ING GNMA Income                                         0.49%
 ING High Yield Opportunity                              0.60
 ING Strategic Bond                                      0.45



SUB-ADVISER



ING has engaged a Sub-Adviser to provide the day-to-day management for each Fund's portfolio. The Sub-Adviser has, at least in part, been selected on the basis of its successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of the Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Trustees of a Fund. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.



The Sub-Adviser is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments.



ING GNMA INCOME FUND, ING HIGH YIELD OPPORTUNITY FUND AND ING STRATEGIC BOND
FUND



AELTUS INVESTMENT MANAGEMENT, INC.



Aeltus Investment Management, Inc., dba ING Aeltus Investment Management, Inc. (ING Aeltus), a Connecticut Corporation serves as the Sub-Adviser to ING GNMA Income Fund, ING High Yield Opportunity Fund and ING Strategic Bond Fund.



Founded in 1972, ING Aeltus is registered as an investment adviser with the SEC. ING Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.



As of June 30, 2003, ING Aeltus managed over $41.5 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.



ING GNMA INCOME FUND



The following individuals share responsibility for the day-to-day management of the ING GNMA Income Fund:



Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING, has served as Senior Portfolio Manager of ING GNMA Income Fund since July 1981. Prior to joining ING Pilgrim in July 2000, he was a Senior Vice President at Lexington Management Corp. (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000) since May 1981.



Roseann G. McCarthy, Assistant Vice President of ING has served as co-manager of ING GNMA Income Fund since May 1999. Prior to joining ING Pilgrim in July 2000, she was an Assistant Vice President at Lexington since July 2000. She joined the Lexington Fixed Income Department in 1997.



ING HIGH YIELD OPPORTUNITY FUND



The ING High Yield Opportunity Fund has been managed by a team of investment professionals led by Greg Jacobs, Portfolio Manager, and Kurt Kringelis, Portfolio Manager, since April 2003. Both Mr. Jacobs and Mr. Kringelis joined ING in January 1998. They each have more than seven years investment experience managing high yield investments.



ING STRATEGIC BOND FUND



The ING Strategic Bond Fund has been managed by a team of investment professionals led by James B. Kauffmann, since April 2003. Mr. Kauffmann is a Portfolio Management Team Leader. He joined ING in 1996 and has over 17 years of investment experience.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       17

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, monthly. Dividends are normally expected to consist primarily of ordinary income. Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class Q shares of a Fund invested in another ING Fund which offers Class Q shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information (SAI) for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.


Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Most dividends from the Funds are attributable to interest and, therefore, do not qualify for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock, as described below. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:



- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.



- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.



- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.



- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.



- Distributions of long-term gains from sales by the Funds before May 6, 2003 will be taxed at the maximum rate of 20%.


Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.


As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.



 18      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.


Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.


PRINCIPAL RISKS


The principal risks of investing in certain Funds are highlighted below. Certain Funds not identified below, however, also may invest in the securities described. Please see the SAI for more information.



INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS EXCEPT ING GNMA INCOME
FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure of securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.


EMERGING MARKETS INVESTMENTS (ALL FUNDS EXCEPT ING GNMA INCOME FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.



INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT ING GNMA INCOME FUND). Some securities usually trade in lower volume and may be less liquid than securities of large, established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



HIGH YIELD SECURITIES (ALL FUNDS EXCEPT ING GNMA INCOME FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.



CORPORATE DEBT SECURITIES (ALL FUNDS EXCEPT ING GNMA INCOME FUND). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       19

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.


U.S. GOVERNMENT SECURITIES (ING GNMA INCOME FUND). Some U.S. Government agency securities may be subject to varying degrees of credit risks, particularly those that are not backed by the full faith and credit of the U.S. Government. The price of a U.S. Government security may decline due to changing interest rates.



OTHER INVESTMENT COMPANIES (ING STRATEGIC BOND FUND). Each Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.



MORTGAGE-RELATED SECURITIES (ALL FUNDS EXCEPT ING HIGH YIELD OPPORTUNITY
FUND). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.



DERIVATIVES (ALL FUNDS EXCEPT ING GNMA INCOME AND HIGH YIELD OPPORTUNITY
FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Some of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.



INVESTMENTS IN SMALL-CAPITALIZATION COMPANIES (ING HIGH YIELD OPPORTUNITY
FUND). Investments in small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or market averages in general.



PORTFOLIO TURNOVER (ALL FUNDS EXCEPT ING GNMA INCOME FUND). The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.



LENDING PORTFOLIO SECURITIES (ALL FUNDS EXCEPT ING GNMA INCOME FUND). In order to generate additional income, these Funds may lend portfolio securities in an amount up to




 20      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


30% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.


OTHER RISKS


MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.



RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, the Fund might be unable to sell the security at a time when the Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.



TEMPORARY DEFENSIVE STRATEGIES. When the Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve capital appreciation.


REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same security at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. Participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

CONVERTIBLE SECURITIES. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent accountants, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

 22      Financial Highlights

FINANCIAL HIGHLIGHTS                                        ING GNMA INCOME FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants.


                                                                       YEAR         YEAR      FEBRUARY 26,
                                                                      ENDED        ENDED       2001(1) TO
                                                                    MARCH 31,    MARCH 31,     MARCH 31,
                                                                       2003         2002          2001
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       8.54         8.63          8.51
 Income from investment operations:
 Net investment income                                         $       0.44         0.39          0.04
 Net realized and unrealized gain (loss) on investments        $       0.47        -0.01          0.08
 Total from investment operations                              $       0.91         0.38          0.12
 Less distributions from:
 Net investment income                                         $       0.44         0.47            --
 Total distributions                                           $       0.44         0.47            --
 Net asset value, end of period                                $       9.01         8.54          8.63
 TOTAL RETURN(2):                                              %      10.90         4.50          1.41
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        183          204           476
 Ratios to average net assets:
 Expenses(3)                                                   %       1.04         1.12          1.14
 Net investment income(3)                                      %       4.89         5.35          5.42
 Portfolio turnover rate                                       %         75           76            33


--------------------------------------------------------------------------------


(1) Commencement of operations.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING GNMA Income Fund       23

ING HIGH YIELD OPPORTUNITY FUND                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the years ended March 31, 2003, March 31, 2002 and the nine months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.


                                                                                        NINE                  THREE
                                                                YEAR        YEAR       MONTHS       YEAR      MONTHS      YEAR
                                                                ENDED       ENDED       ENDED      ENDED      ENDED       ENDED
                                                              MARCH 31,   MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                                                2003        2002       2001(5)      2000     1999(1)      1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $       7.54        8.71       10.82      11.59      11.68       12.72
 Income from investment operations:
 Net investment income                                   $       0.57        0.78        0.83       1.20       0.30        1.16
 Net realized and unrealized gain (loss) on
 investments                                             $      -0.62       -0.94       -2.07      -0.76      -0.11       -1.01
 Total from investment operations                        $      -0.05       -0.16       -1.24       0.44       0.19        0.15
 Less distributions from:
 Net investment income                                   $       0.81        1.01        0.87       1.21       0.28        1.19
 Total distributions                                     $       0.81        1.01        0.87       1.21       0.28        1.19
 Net asset value, end of period                          $       6.68        7.54        8.71      10.82      11.59       11.68
 TOTAL RETURN(2):                                        %      -0.29       -1.56      -11.80       4.04       1.63        1.40
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $        912       1,660       3,041      6,882      3,229       6,502
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)          %       0.86        0.93        1.00       1.08       0.90        0.87
 Gross expenses prior to expense reimbursement(3)        %       1.21        1.20        1.22       1.27       1.17        1.28
 Net investment income after expense
 reimbursement(3)(4)                                     %      10.87       11.33       11.28      10.73       9.88       10.01
 Portfolio turnover rate                                 %        131         102         113        113         44         242


--------------------------------------------------------------------------------

(1) Effective May 24, 1999, ING Investments, LLC, became the Adviser of the Fund and the Fund changed its fiscal year end to June 30.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investment, LLC within three years.

(5) The Fund changed its fiscal year end to March 31.

 24      ING High Yield Opportunity Fund

FINANCIAL HIGHLIGHTS                                   ING STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

For the years ended March 31, 2003, March 31, 2002 and the nine months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.


                                                                                       NINE                  THREE
                                                               YEAR        YEAR       MONTHS       YEAR      MONTHS     JULY 27
                                                               ENDED       ENDED       ENDED      ENDED      ENDED     1998(1) TO
                                                             MARCH 31,   MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                                               2003        2002       2001(6)      2000     1999(2)       1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $      10.36       11.18       11.45      11.99      12.26       12.43
 Income from investment operations:
 Net investment income                                  $       0.26        1.18        0.50       0.94       0.25        0.48
 Net realized and unrealized loss on investments        $       0.63       -1.12       -0.17      -0.54      -0.38       -0.04
 Total from investment operations                       $       0.89        0.06        0.33       0.40      -0.13        0.44
 Less distributions from:
 Net investment income                                  $       0.64        0.88        0.60       0.94       0.14        0.50
 Net realized gains on investments                      $         --          --          --         --         --        0.11
 Total distributions                                    $       0.64        0.88        0.60       0.94       0.14        0.61
 Net asset value, end of period                         $      10.61       10.36       11.18      11.45      11.99       12.26
 TOTAL RETURN(3):                                       %       8.92        0.49        3.00       3.55       1.16        5.78
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $        115         101         236        228        171         314
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)         %       0.67        0.73        1.00       0.86       0.71        0.69
 Gross expenses prior to expense reimbursement(4)       %       1.12        1.10        2.06       2.54       1.37        1.74
 Net investment income after expense
 reimbursement(4)(5)                                    %       5.21        7.12        7.17       7.79       6.07        6.03
 Portfolio turnover rate                                %        254         211         132        168         69         274


--------------------------------------------------------------------------------

(1) Fund commenced operations on July 27, 1998.

(2) Effective May 24, 1999, ING Investments, LLC, became the Adviser of the Fund and the Fund changed its fiscal year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursements to ING Investments within three years.

(6) The Fund changed its fiscal year end to March 31.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING Strategic Bond Fund       25

In addition to the Funds offered in this Prospectus, the Distributor also offers Class Q shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


DOMESTIC EQUITY GROWTH FUNDS
ING Growth + Value Fund
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund

ING Disciplined LargeCap Fund


DOMESTIC EQUITY VALUE FUNDS

ING Large Company Value Fund

ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund

DOMESTIC EQUITY AND INCOME FUNDS
ING Equity and Bond Fund
ING Convertible Fund
ING Real Estate Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International SmallCap Growth Fund
ING International Value Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
ING Global Real Estate Fund
ING Worldwide Growth Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS


Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent auditors' reports (in annual report only).


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Funds Trust                        811-8895
  ING GNMA Income Fund
  ING High Yield Opportunity Fund
  ING Strategic Bond Fund


  [ING FUNDS LOGO]                       FIQPROS0803-080103

       PROSPECTUS

[ABACUS PHOTO]
       August 1, 2003

       Class I
                                                 INTERNATIONAL EQUITY FUNDS
                                                 ING International Fund
                                                 ING International Value Fund

                                                 DOMESTIC EQUITY GROWTH FUNDS
                                                 ING Growth Opportunities Fund
                                                 ING LargeCap Growth Fund
                                                 ING MidCap Opportunities Fund
                                                 ING SmallCap Opportunities Fund
                                                 ING Disciplined LargeCap Fund

                                                 DOMESTIC EQUITY VALUE FUNDS
                                                 ING MagnaCap Fund
                                                 ING MidCap Value Fund
                                                 ING SmallCap Value Fund

                                                 DOMESTIC EQUITY AND INCOME FUND
                                                 ING Real Estate Fund

                                                 FIXED INCOME FUNDS
                                                 ING GNMA Income Fund

                                                 ING Intermediate Bond Fund



       This Prospectus contains important information about investing in the Class I shares of certain ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.


                                                           [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
          RISKS



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



This Prospectus describes each Fund's objective, investment strategy, and risks.

You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.


    FUNDS AT A GLANCE                                        2
    INTERNATIONAL EQUITY FUNDS
    ING International Fund                                   4
    ING International Value Fund                             6
    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth Opportunities Fund                            8
    ING LargeCap Growth Fund                                10
    ING MidCap Opportunities Fund                           12
    ING SmallCap Opportunities Fund                         14
    ING Disciplined LargeCap Fund                           16
    DOMESTIC EQUITY VALUE FUNDS
    ING MagnaCap Fund                                       18
    ING MidCap Value Fund                                   20
    ING SmallCap Value Fund                                 22
    DOMESTIC EQUITY AND INCOME FUND
    ING Real Estate Fund                                    24
    FIXED INCOME FUNDS
    ING GNMA Income Fund                                    26
    ING Intermediate Bond Fund                              28



    WHAT YOU PAY TO INVEST                                  30
    SHAREHOLDER GUIDE                                       32
    MANAGEMENT OF THE FUNDS                                 37
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      44
    MORE INFORMATION ABOUT RISKS                            46
    FINANCIAL HIGHLIGHTS                                    50
    WHERE TO GO FOR MORE INFORMATION                Back Cover

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.


                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
INTERNATIONAL     ING International Fund                                 Long-term growth of capital
FUNDS             Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  ING International Value Fund                           Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, LLC

DOMESTIC          ING Growth Opportunities Fund                          Long-term growth of capital
EQUITY GROWTH     Adviser: ING Investments, LLC
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.

                  ING LargeCap Growth Fund                               Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Wellington Management Company, LLP

                  ING MidCap Opportunities Fund                          Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  ING SmallCap Opportunities Fund                        Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

                  ING Disciplined LargeCap Fund                          Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

DOMESTIC          ING MagnaCap Fund                                      Growth of capital, with
EQUITY VALUE      Adviser: ING Investments, LLC                          dividend income as a secondary
FUNDS             Sub-Adviser: Aeltus Investment Management, Inc.        consideration

                  ING MidCap Value Fund                                  Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, LLC

                  ING SmallCap Value Fund                                Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, LLC

DOMESTIC          ING Real Estate Fund                                   Total return
EQUITY AND        Adviser: ING Investments, LLC
INCOME FUND       Sub-Adviser: Clarion CRA Securities, L.P.

FIXED INCOME      ING GNMA Income Fund                                   High current income,
FUNDS             Adviser: ING Investments, LLC                          consistent with liquidity and
                  Sub-Adviser: Aeltus Investment Management, Inc.        safety of principal

                  ING Intermediate Bond Fund                             High current income,
                  Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: ING Investment Management LLC             preservation of capital and
                                                                         liquidity


 2     Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------


MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities and equity equivalents of               Price volatility and other risks that accompany an
companies outside of the U.S.                             investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international, political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.

Equity securities of issuers located in countries         Price volatility and other risks that accompany an
outside the U.S., believed to have prices below           investment in value- oriented foreign equities. Sensitive to
their long-term value.                                    currency exchange rates, international political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.

Equity securities of large, medium, and small U.S.        Price volatility and other risks that accompany an
companies believed to have growth potential.              investment in growth-oriented equity securities.

Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to have growth potential.                                 investment in growth-oriented equity securities.

Equity securities of mid-sized U.S. companies             Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth-oriented and
                                                          mid-sized companies. Particularly sensitive to price swings during periods of economic uncertainty.

Equity securities of small-sized U.S. companies           Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.

Equity securities of large companies included in          Price volatility and other risks that accompany an
the S&P 500 Index.                                        investment in equity securities.

Equity securities that meet disciplined selection         Price volatility and other risks that accompany an
criteria designed to identify companies capable of        investment in equity securities.
paying rising dividends.

Equity securities of U.S. Issuers with market             Price volatility and other risks that accompany an
capitalizations between $1 billion and $5 billion         investment in equity securities of medium-sized companies.
believed to be priced below their long-term value.

Equity securities of U.S. Issuers with market             Price volatility and other risks that accompany an
capitalizations of $1.5 billion or less believed to       investment in equity securities of small-sized companies.
be priced below their long-term value.

Common and preferred stocks of U.S. real estate           Price volatility and other risks that accompany an
investment trusts (REITs) and real estate                 investment in real estate equities and volatility due to
companies.                                                non-diversification of investments. Subject to risks similar to those associated with the direct ownership of real
                                                          estate.

Mortgage-backed GNMA Certificates that are                Credit, interest rate, prepayment and other risks that
guaranteed as to the timely payment of principal          accompany an investment in government bonds and
and interest by the U.S. Government.                      mortgage-related investments. Generally has less credit risk than other income funds.

Investment grade bonds with a minimum average             Credit, interest rate, prepayment and other risks that
portfolio quality being investment grade, and             accompany an investment in fixed income securities. May be
dollar weighted average maturity generally ranging        sensitive to credit during economic downturns.
between three and ten years.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER

ING INTERNATIONAL FUND                        Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.



The Sub-Adviser primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Sub-Adviser focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or may not favor equities at all.


CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could also lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.


INABILITY TO SELL SECURITIES -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING International Fund

                                                          ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          5.87     5.77     13.46    1.56     19.02    47.50    -8.30   -20.27   -14.60

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Because Class I shares did not have a full year's performance during the year ended December 31, 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I shares and Class A shares have different expenses.

(3) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  26.70%
                           3rd quarter 2002: -18.97%

         Fund's year-to-date Class A total return as of June 30, 2003:


                                     5.75%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


After-tax returns are shown for Class A only. After tax returns for other Classes will vary.


                                                                                       5 YEARS               10 YEARS
                                                                        1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                   %      -19.50           0.69                  3.29
Class A Return After Taxes on Distributions(3)                   %      -19.62          -2.08                  0.77
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                      %      -11.97           0.02                  1.94
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(4)                                                      %      -15.66          -2.61                  1.53(5)

(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2002. See footnote (2) to the bar chart above.

(2) Class A commenced operations on January 3, 1994. Class I commenced operations on January 15, 2002.

(3) Reflects deduction of sales charge of 5.75%.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(5) Index return is for the period beginning January 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING International Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                    Brandes Investment Partners,
ING INTERNATIONAL VALUE FUND                                                L.P.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The Sub-Adviser applies the technique of value investing by seeking stocks that their research indicates are priced below their long-term value.

The Fund holds common stocks, preferred stocks, American, European and global depositary receipts, as well as convertible securities.

Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., which may include emerging market countries. The Fund may invest, at the time of purchase, up to the greater of:

- 20% of its assets in any one country or industry, or,

- 150% of the weighting of the country or industry in the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940, as amended.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

THE FUND IS CLOSED TO NEW INVESTORS EXCEPT FOR THOSE SITUATIONS SET FORTH IN THE SHAREHOLDER GUIDE ON PAGE 34. THE FUND MAY REOPEN IN THE FUTURE SUBJECT TO THE DISCRETION OF THE BOARD OF TRUSTEES.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

 6      ING International Value Fund

                                                    ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURN (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            15.23    17.86    13.46    51.49    1.89    -13.33   -17.60

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower for Class A shares if they did.

(2) The figure shown for 2002 provides performance for Class I shares of the Fund. The figures shown for prior years provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class A shares and Class I shares have different expenses.


            Best and worst quarterly performance during this period:
                           4th quarter 1999:  24.50%
                           3rd quarter 2002: -22.23%

         Fund's year-to-date Class I total return as of June 30, 2003:
                                     11.28%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI EAFE Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                  %  -22.68            3.24                    7.71
Class I Return Before Taxes                                     %  -17.60          -14.50                     N/A
Class I Return After Taxes on Distributions                     %  -18.30          -15.44                     N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -10.60          -11.74                     N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(4)                                                     %  -15.66           -2.61(5)                 1.29(6)

(1) Class I commenced operations on June 18, 2001.

(2) Class A commenced operations on March 6, 1995.

(3) Reflects deduction of sales charge of 5.75%.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(5) Index return for Class I is -15.53% for the period beginning July 1, 2001.

(6) Index return for Class A is for the period beginning March 1, 1995.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING International Value Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER


                                                   Aeltus Investment Management,
ING GROWTH OPPORTUNITIES FUND                                               Inc.

--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
This Fund seeks long-term growth of capital. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund invests primarily in common stock of U.S. companies that the Sub-Adviser believes have above average prospects for growth.


Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.


The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies that have demonstrated positive earnings growth coupled with relative price strength and a reasonable market valuation. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Sub-Adviser feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 8      ING Growth Opportunities Fund

                                                   ING GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                              24.06    93.86   -18.74   -41.73   -32.87

(1) These figures are for the year ended December 31 of each year.

            Best and worst quarterly performance during this period:
                     4th quarter 1999:  39.11 %
                     1st quarter  2001: -31.25%
             Fund's year-to-date total return as of June 30, 2003:

                                     14.13%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 3000 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                         10 YEARS
                                                                             5 YEARS     (OR LIFE
                                                                             (OR LIFE       OF
                                                                   1 YEAR   OF CLASS)    CLASS)(1)
Class I Return Before Taxes                                     %  -32.87      -5.23       -0.89
Class I Return After Taxes on Distributions                     %  -32.87      -7.59       -3.17
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -20.18      -3.34        0.02
Russell 3000 Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                  %  -21.54      -0.71        4.11(2)


(1) Class I commenced operations on March 31, 1997.

(2) Index return is for the period beginning April 1, 1997.


(3) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalizations.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Growth Opportunities Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING LARGECAP GROWTH FUND                      Wellington Management Company, LLP
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its assets in equity securities of large U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The equity securities in which the Fund may invest include common stock, convertible securities, rights, warrants and exchange traded index funds (ETFs).


The Fund invests in the stocks of successful, large, growing companies. The Sub-Adviser considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). As of June 30, 2003, this meant market capitalization of at least $2.12 billion. Capitalization of companies in the S&P 500 Index will change with market conditions. The Fund's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will outperform the growth indices and, long term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then combined with a rigorous price discipline.


Using a unique valuation measure in each industry, the Sub-Adviser ranks each stock based on its upside return potential relative to its down side risk. The Sub-Adviser typically purchases companies that rank in the top 25% based on this measure and sells the stocks when they fall below median.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


The Fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style.


MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth oriented securities in which the fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.


RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; and foreign controls on investment. These factors can make foreign investments, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. markets.


RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates, the use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.


EXCHANGE TRADED INDEX FUNDS -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the ETFs' underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 10      ING LargeCap Growth Fund

                                                        ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                              59.45    96.41   -19.12   -38.42   -36.41

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Because Class I shares did not have a full year's performance during the year ended December 31, 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.


(3) ING Investments, LLC ("ING" or "ING Investments") has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser. The Fund was directly managed by ING Investments from October 1, 2000 to June 1, 2003. Wellington Management Company, LLP began Sub-Advising the Fund on June 2, 2003.


            Best and worst quarterly performance during this period:
                     4th quarter 1999:   45.04%
                      1st quarter 2001: -27.94%
             Fund's year-to-date total return as of June 30, 2003:

                                     16.42%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 1000 Growth Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                  %  -40.07          -1.34                  0.09
Class A Return After Taxes on Distributions(3)                  %  -40.07          -1.72                 -0.27
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                     %  -24.60          -1.10                  0.04
Russell 1000 Growth Index (reflects no deduction for fees,
  expenses or taxes)(4)                                         %  -27.88          -3.84                 -1.95(5)


(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2002. See footnote (2) to the bar chart above.


(2) Class A commenced operations on July 21, 1997. Class I commenced operations on January 8, 2002.

(3) Reflects deduction of sales charge of 5.75%.

(4) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth.


(5) Index return is for the period beginning August 1, 1997.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING LargeCap Growth Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER

ING MIDCAP OPPORTUNITIES FUND                 Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
This Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stocks of mid-sized U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the Sub-Adviser believes have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Russell MidCap Growth Index. The market capitalization range will change as the range of the companies included in the Russell MidCap Growth Index changes. The market capitalization of companies held by the Fund as of June 30, 2003 ranged from $1.0 million to $10.7 billion.



The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.


The Fund may invest in initial public offerings.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser feels have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.



MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.



The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will be repeated.


INABILITY TO SELL SECURITIES -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 12      ING MidCap Opportunities Fund

                                                   ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                      103.19    0.08    -36.81   -27.61

       (1) These figures are for the year ended December 31 of each year.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  45.04%
                           3rd quarter 2001: -30.43%
             Fund's year-to-date total return as of June 30, 2003:

                                     18.05%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell MidCap Growth Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                              5 YEARS      10 YEARS
                                                                              (OR LIFE     (OR LIFE
                                                                   1 YEAR   OF CLASS)(1)   OF CLASS)
Class I Return Before Taxes                                     %  -27.61        4.43         N/A
Class I Return After Taxes on Distributions                     %  -27.61        1.85         N/A
Class I Return After Taxes on Distributions and Sale of Fund    %
  Shares                                                           -16.95        3.17         N/A
Russell MidCap Growth Index (reflects no deduction for fees,    %
  expenses or taxes)(3)                                            -16.18        5.80(2)      N/A


(1) Class I commenced operations on August 20, 1998.

(2) Index return is for the period beginning September 1, 1998.


(3) The Russell MidCap Growth Index is an unmanaged index that measures the performance of those companies included in the Russell MidCap Growth Index with relatively higher price-to-book ratio and higher forecasted growth values.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING MidCap Opportunities Fund       13

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER

ING SMALLCAP OPPORTUNITIES FUND               Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
This Fund seeks capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stock of smaller, lesser-known U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the Sub-Adviser believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index, which is an index that measures the performance of small growth companies. The market capitalization range will change with market conditions as the range of the companies included in the Russell 2000 Growth Index changes. The market capitalization of companies held by the Fund as of June 30, 2003 ranged from $29 million to $1.7 billion.



The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies the Sub-Adviser believes will have improving bottom lines, with reasonable valuation, whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A proprietary measure is used to determine relative stock price strength. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.


The Fund may invest in initial public offerings.


The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The most frequent reason to sell a security is likely to be that the Sub-Adviser believes a company's bottom line results or prospects have been changed.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the small-sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will be repeated.

INABILITY TO SELL SECURITIES -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 14      ING SmallCap Opportunities Fund

                                                 ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                                -5.21   -33.91   -45.25

(1) These figures are for the year ended December 31 of each year.

            Best and worst quarterly performance during this period:
                           4th quarter 2001:  17.06%
                           3rd quarter 2001: -30.21%
             Fund's year-to-date total return as of June 30, 2003:

                                     13.43%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 2000 Growth Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                     5 YEARS               10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %   -45.25            -6.70                  N/A
Class I Return After Taxes on Distributions                     %   -45.25            -9.87                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   -27.78            -5.17                  N/A
Russell 2000 Growth Index (reflects no deduction for fees,
  expenses or taxes)(3)                                         %   -30.26            -8.57(2)               N/A


(1) Class I commenced operations on April 1, 1999.

(2) Index return is for the period beginning April 1, 1999.


(3) The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING SmallCap Opportunities Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING DISCIPLINED LARGECAP FUND                                               Inc.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its total assets in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's investment objective by overweighting those stocks in the S&P 500 Index that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria such as the financial strength of each company and its potential for strong, sustained earnings growth. The Sub-Adviser expects that there will be a correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield), which approximate those of the S&P 500 Index.

The Fund may also invest in certain higher-risk investments, including derivatives (generally, these investments will be limited to S&P 500 Index futures and or options on futures of the S&P 500 Index).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Sub-Adviser tries to remain fully invested in companies included in the S&P 500 Index, and generally do not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.

MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


 16      ING Disciplined LargeCap Fund

                                                   ING DISCIPLINED LARGECAP FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       18.99   -11.83   -12.07   -22.06

(1) These figures are for the year ended December 31 of each year.

(2) Prior to August 1, 2001, the Fund was managed by a different sub-adviser.

(3) Effective June 1, 2003, the Fund changed its name to ING Disciplined LargeCap Fund. Prior to June 1, 2003, the name of the Fund was ING Research Enhanced Index Fund.

            Best and worst quarterly performance during this period:
                     4th quarter 1999:  12.47%
                     3rd quarter 2002: -17.48%
   Fund's year-to-date total return as of June 30, 2003:

                                10.14%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %  -22.06           -7.90                  N/A
Class I Return After Taxes on Distributions                     %  -22.06           -8.01                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -13.55           -6.18                  N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  -22.10           -6.78(3)               N/A

(1) Class I commenced operations on December 30, 1998.

(2) The S&P 500 index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) Index return is for the period beginning January 1, 1999.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Disciplined LargeCap Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER

ING MAGNACAP FUND                             Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks growth of capital, with dividend income as a secondary consideration. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund will normally invest at least 80% of its assets in common stock of large companies. The Fund will provide shareholders with at least 60 day's prior notice of any change in this investment policy.



Large companies are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1000 largest companies as measured by equity market capitalization.



The Fund normally invests in companies that the Sub-Adviser, using a disciplined value approach, considers to be undervalued compared to the overall stock market. Among the criteria the Sub-Adviser will consider are whether a company has increased dividends or had the financial capability to have increased dividends over the past 10 years. The Sub-Adviser also analyzes candidates for investment for some catalyst or vector of change that may lead to an increase in the share price.



The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. The fund may invest the remaining 20% of its assets in other types of securities including foreign securities and smaller companies. The fund's investments may focus on particular sectors depending on the Sub-Adviser's perception of the market environment. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities.



The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.


CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

 18      ING MagnaCap Fund

                                                               ING MAGNACAP FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED[MONEY GRAPHIC]
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
9.25      4.15     35.22    18.51    27.73    16.09    12.20    1.23    -14.46   -23.82

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class I shares did not have a full year's performance during the year ended December 31, 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.

            Best and worst quarterly performance during this period:
                           4th quarter 1998:  18.93%
                           3rd quarter 2002: -24.28%
             Fund's year-to-date total return as of June 30, 2003:

                                     11.80%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to two broad measures of market performance -- the Standard & Poor's Barra Value Index (S&P Barra Value Index) and the Standard & Poor's 500 Composite Price Index (S&P 500 Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                        1 YEAR      5 YEARS      10 YEARS
Class A Return Before Taxes(2)                                   %      -28.18       -4.13         6.55
Class A Return After Taxes on Distributions(2)                   %      -28.28       -6.11         3.70
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                      %      -17.30       -2.78         5.07
S&P Barra Value Index (reflects no deduction for fees,
  expenses or taxes)(4)                                          %      -20.86       -0.85         9.39(3)
S&P 500 Index (reflects no deduction for fees, expenses, or
  taxes)(5)                                                      %      -22.10       -0.56         9.37(3)


(1) This table shows the performance of Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2002. See footnote (2) to the bar chart above.

(2) Reflects deduction of a sales charge of 5.75%.


(3) Index return is for Class A for the 10 year period ending December 31, 2002.



(4) The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization in the S&P 500 Index is in the S&P Barra Value Index.



(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING MagnaCap Fund       19

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING MIDCAP VALUE FUND                           Brandes Investment Partners, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value.

The equity securities in which the Fund may invest include common and preferred stocks, warrants and convertible securities.

The Fund may typically invest up to the greater of:

- 20% of its assets in any particular industry at the time of purchase, or

- 150% of the weighting of such industry as represented in the Russell MidCap Index at the time of purchase, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or large or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.

 20      ING MidCap Value Fund

                                                           ING MIDCAP VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 Since the ING MidCap Value Fund has not had a full year of operations, there is no performance information included in this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING MidCap Value Fund       21

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALLCAP VALUE FUND                         Brandes Investment Partners, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value.

The equity securities in which the Fund may invest include common and preferred stocks, warrants and convertible securities.

The Fund may typically invest up to the greater of:

- 20% of its assets in any particular industry at the time of purchase, or
- 150% of the weighting of such industry as represented in the Russell 2000 Index at the time of purchase, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in small companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or large company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.

 22      ING SmallCap Value Fund

                                                         ING SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 Since the ING SmallCap Value Fund has not had a full year of operations, there is no performance information included in this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING SmallCap Value Fund       23

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING REAL ESTATE FUND                                Clarion CRA Securities, L.P.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks total return. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund invests at least 80% of its assets in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

For this Fund, real estate companies consist of companies that are principally engaged in the real estate industry. A company shall be considered to be "principally engaged" in the real estate industry if: (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate; or
(ii) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate. Companies principally engaged in the real estate industry may include REITs, master limited partnerships, real estate owners, real estate managers, real estate brokers, and real estate dealers.

The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies are evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, and management and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria.

The Fund's investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to produce a total return that is closely tied to the performance of the market for publicly traded real estate companies, including REITs, which is a narrow segment of the overall U.S. stock market.

The Sub-Adviser may invest in companies with any market capitalization; however, the Sub-Adviser will generally not invest in companies with market capitalizations of less than $100 million at the time of purchase.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund may invest in small-and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

The Fund's performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor stocks in industries to which the Fund is not exposed, or may not favor equities at all.

NON-DIVERSIFICATION RISKS -- the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's assets may be invested in a single company.

RISK OF CONCENTRATION -- because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If real estate securities as a group fall out of favor, the Fund could underperform funds that focus on other types of companies.

REAL ESTATE RISK -- investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

 24      ING Real Estate Fund

                                                            ING REAL ESTATE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                     25.32   -17.75    -2.55    32.27    7.42     4.33


(1) These figures are for the year ended December 31 of each year.

(2) The figures provide performance information for Class I shares of the Fund. Performance for Class I shares of the Fund for periods prior to November 4, 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI.
(3) Prior to November 4, 2002, Clarion CRA Securities, L.P. served as the investment adviser rather than the Sub-Adviser to the Fund.


            Best and worst quarterly performance during this period:
                            3rd quarter 1997: 13.47%
                           3rd quarter 1998: -12.77%
             Fund's year-to-date total return as of June 30, 2003:
                                     13.53%


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Wilshire Real Estate Securities Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                  5 YEARS                10 YEARS
                                                                   1 YEAR    (OR LIFE OF CLASS)    (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %   4.33            3.50                   6.86
Class I Return After Taxes on Distributions                     %   2.76            1.68                   4.79
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   2.69            1.84                   4.50
Wilshire Real Estate Securities Index (reflects no deduction
  for fees, expenses or taxes)(2)                               %   2.64            3.45                   6.01(3)

(1) Performance for Class I shares of the Fund for periods prior to November 4, 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI. Class I shares of the predecessor investment company commenced operations on December 31, 1996.

(2) The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, such as real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.

(3) Index return is for the period beginning January 1, 1997.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING Real Estate Fund       25

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER


                                                   Aeltus Investment Management,
ING GNMA INCOME FUND                                                        Inc.

--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (GNMA) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. Government.



INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA Certificates. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities, and securities issued by the following agencies and instrumentalities of the U.S.
Government: the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may invest in debt securities of any maturity, although the Sub-Adviser expects to invest in securities with effective maturities in excess of one year.



Please refer to the SAI for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.



The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PREPAYMENT RISK -- through investment in GNMA securities and other mortgage-related securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower yields.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund is subject to less credit risk than other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government-sponsored enterprises.

Although FNMA and FHLMC are government-sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.


Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional debt securities.


EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

 26      ING GNMA Income Fund

                                                            ING GNMA INCOME FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
8.06      -2.07    15.91    5.71     10.20    7.52     0.58     10.36    8.65     9.81

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class I shares did not have a full year's performance during the year ended December 31, 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.
(3) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund, and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as Class A shares.

            Best and worst quarterly performance during this period:
                            1st quarter 1995:  5.50%
                            1st quarter 1994: -2.42%

         Fund's year-to-date Class A total return as of June 30, 2003:


                                     2.00%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Mortgage-Backed Securities Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                           5 YEARS              10 YEARS
                                                                        1 YEAR        (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %        4.60                6.28                 6.84
Class A Return After Taxes on Distributions(2)                  %        2.59                3.95                 4.25
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %        2.76                3.83                 4.14
Lehman Brothers Mortgage-Backed Securities Index (reflects
  no deduction for fees, expenses or taxes)(3)                  %        8.75                7.34                 7.28(4)



(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2002. See footnote (2) to bar chart above. Class I commenced operations on January 7, 2002.


(2) Reflects deduction of sales charge of 4.75%.

(3) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.


(4) Index return is for Class A for the 10 year period ending December 31, 2002.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING GNMA Income Fund       27

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERMEDIATE BOND FUND                         ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.

INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its assets in a portfolio of bonds including but not limited to corporate, government and mortgage bonds which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio maturity of the Fund will generally range between three and ten years.


The Fund may also invest in: preferred stocks; U.S. Government securities; securities of foreign governments and supranational organizations; and high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Fund may engage in dollar roll transactions and swap agreements. The Fund may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed and asset-backed debt securities.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, five-step investment process which uses fundamental economic and market research to identify bond market sectors and individual securities expected to provide above-average returns. The five steps are:

- First, the Sub-Adviser examines the sensitivity to interest rate movements of the portfolio and of the specific holdings of the portfolio to position the Fund in a way that attempts to maximize return while minimizing volatility.

- Second, the Sub-Adviser reviews yields relative to maturity and risk of bonds to determine the risk/reward characteristics of bonds of different maturity classes.

- Third, the Sub-Adviser identifies sectors that offer attractive value relative to other sectors.

- Fourth, the Sub-Adviser selects securities within identified sectors that offer attractive value relative to other securities within their sectors.


- Finally, the Sub-Adviser seeks trading opportunities to take advantage of market inefficiencies to purchase bonds at prices below the Sub-Adviser's view of their intrinsic value.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- debt securities and preferred stock face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.


CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

RISKS OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions: a lack of adequate company information; differences in the way securities markets operate; less-secure banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 28      ING Intermediate Bond Fund

                                                      ING INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       -0.94    11.59    15.18    10.64

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class I shares did not have a full year's performance during the year ended December 31, 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.

            Best and worst quarterly performance during this period:
                      1st quarter  2001:  6.14%
                     2nd quarter 1999: -1.85%

      Fund's year-to-date Class A shares total return as of June 30, 2003:


                                     4.44%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2002)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)    (OR LIFE OF CLASS)
Class A Return Before Taxes(3)                                  %   5.35            7.50                      N/A
Class A Return After Taxes on Distributions(3)                  %   3.19            4.45                      N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(3)                                                       %   3.23            4.43                      N/A
Lehman Brothers Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)(4)                               %  10.25            7.19(5)                   N/A

(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2002. See footnote (2) to the bar chart above.

(2) Class A commenced operations on December 15, 1998.

(3) Reflects deduction of sales charge of 4.75%.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(5) Index return is for the period beginning December 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Intermediate Bond Fund       29

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the ING Funds.
FEES YOU PAY DIRECTLY

                                                                CLASS I
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS I


                                              DISTRIBUTION                           TOTAL
                                               AND SERVICE                           FUND            WAIVERS,
                               MANAGEMENT        (12B-1)             OTHER         OPERATING      REIMBURSEMENTS          NET
FUND                              FEE             FEES            EXPENSES(2)      EXPENSES      AND RECOUPMENT(3)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING International       %        1.00             --                0.42(4)(6)      1.42(6)            0.00             1.42(6)
 ING International
  Value                  %        1.00             --                0.32(4)         1.32                 --             1.32
 ING Growth
  Opportunities          %        0.95             --                0.42(4)         1.37                 --             1.37
 ING LargeCap Growth     %        0.75             --                0.29(4)         1.04               0.00             1.04
 ING MidCap
  Opportunities(5)       %        1.00             --                0.48(4)(7)      1.48(7)           -0.28             1.20(7)
 ING SmallCap
  Opportunities(5)       %        1.00             --                0.41(4)         1.41                 --             1.41
 ING Disciplined
  LargeCap               %        0.70             --                0.30(4)         1.00                 --             1.00
 ING MagnaCap            %        0.73             --                0.14            0.87                 --             0.87
 ING MidCap Value        %        1.00             --                1.60(4)         2.60              -1.10             1.50
 ING SmallCap Value      %        1.00             --                1.78(4)         2.78              -1.28             1.50
 ING Real Estate         %        0.70             --                0.30(4)         1.00               0.00             1.00
 ING GNMA Income         %        0.49             --                0.29(4)         0.78               0.00             0.78
 ING Intermediate Bond   %        0.50             --                0.23(4)         0.73               0.00             0.73


--------------------------------------------------------------------------------


(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes and fee waivers to which the Adviser has agreed for each Fund.



(2) Because Class I shares are new, "Other Expenses" for ING MagnaCap, Fund are estimated based on Class A expenses and contractual expenses negotiated with respect to Class I. "Other Expenses" for the ING MidCap Value and ING SmallCap Value Funds are estimated because the Funds have recently commenced operations. For ING Real Estate Fund, management and services fees are based on contractual agreements commencing with ING Investments' management of the Fund; "Other Expenses" are estimated.



(3) ING Investments, LLC (ING), the investment adviser to each Fund, has entered into a written expense limitation agreement with ING International, ING LargeCap Growth, ING MidCap Opportunities, ING MidCap Value, ING SmallCap Value, ING Real Estate, ING GNMA Income and ING Intermediate Bond Funds under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements and Recoupment;" the information for ING International, ING MidCap Opportunities, ING MidCap Value, ING SmallCap Value and ING Real Estate Funds is the amount proposed to be waived under each Fund's expense limitation agreement. For ING International Fund, the expense limit will continue through at least October 31, 2003. For ING LargeCap Growth, ING MidCap Opportunities, ING MidCap Value, ING SmallCap Value and ING Real Estate Funds the expense limits will continue through at least May 31, 2004. For ING GNMA Income and ING Intermediate Bond Funds, the expense limit will continue through at least March 31, 2004. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. Pursuant to a side agreement dated February 25, 2003, effective July 1, 2003, the expense limit for the ING International Fund Class I shares is 1.70%. The expense limit reflected in the table will be in effect through at least June 30, 2004. There is no guarantee that this side agreement will continue after that date. If after June 30, 2004, ING elects not to renew this side agreement, the expense limit will revert to the limitations under the Fund's expense limitation agreement of 2.50%.


(4) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.


(5) Effective May 17, 2002, certain Funds merged with ING MidCap Opportunities and ING SmallCap Opportunities Funds. It is expected that as a result of the mergers, operating expenses will be lower than the operating expenses prior to the mergers.



(6) Excludes one-time merger fees of 0.11% incurred in connection with the merger of another investment company into ING International Fund.



(7) Excludes one-time merger fees of 0.02% incurred in connection with the merger of another investment company into ING MidCap Opportunities Fund.


 30      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------


EXAMPLES(1)


The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


FUND                                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------
 ING International                                              $       145        449          776       1,702
 ING International Value                                        $       134        418          723       1,590
 ING Growth Opportunities                                       $       139        434          750       1,646
 ING LargeCap Growth                                            $       106        331          574       1,271
 ING MidCap Opportunities                                       $       120        441          781       1,744
 ING SmallCap Opportunities                                     $       144        446          771       1,691
 ING Disciplined LargeCap                                       $       102        318          552       1,225
 ING MagnaCap                                                   $        89        278          482       1,073
 ING MidCap Value                                               $       153        474          818       1,791
 ING SmallCap Value                                             $       153        474          818       1,791
 ING Real Estate                                                $       102        318          552       1,225
 ING GNMA Income                                                $        80        249          433         966
 ING Intermediate Bond                                          $        75        233          406         906
-----------------------------------------------------------------------------------------------------------------



(1) The example for 3, 5 and 10 years do not take into account the expense waiver/reimbursement described on page 32.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       31

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


- The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Groep N.V.; and (iv) ING Groep N.V. and its affiliates for purposes of corporate cash management.


- The minimum additional investment is $100,000.

Make your investment using the table on the right.


The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000.



ING INTERNATIONAL VALUE FUND IS CLOSED TO NEW INVESTORS EXCEPT FOR SHARES
PURCHASED: (1) THROUGH THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS; (2) BY 401(k), 403(b) AND 457 PLANS THAT HAVE SELECTED THE FUND AS AN INVESTMENT OPTION PRIOR TO THAT DATE; OR (3) BY SHAREHOLDERS PARTICIPATING IN MUTUAL FUND WRAP FEE PROGRAMS WHO INVESTED IN THE FUND PRIOR TO THAT DATE. THE FUND MAY REOPEN IN THE FUTURE SUBJECT TO THE DISCRETION OF THE BOARD OF TRUSTEES.


CUSTOMER IDENTIFICATION


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.



What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:



- Name;


- Date of birth (for individuals);


- Physical residential address (although post office boxes are still permitted for mailing); and


- Social security number, taxpayer identification number, or other identifying number.



You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.




                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.

 BY MAIL            Visit or consult an      Fill out the Account
                    investment               Additions form included
                    professional. Make       on the bottom of your
                    your check payable to    account statement along
                    the ING Funds and mail   with your check payable
                    it, along with a         to the ING Funds and
                    completed Application.   mail them to the address
                    Please indicate your     on the account
                    investment               statement. Remember to
                    professional on the      write your account
                    New Account              number on the check.
                    Application.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 992-0180 and    under "Initial
                    select Option 4 to       Investment."
                    obtain an account
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund) A/C
                    #751-8315; for further
                    credit to: Shareholder
                    A/C #-----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368


 32      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.



MARKET TIMERS


A Fund may restrict or refuse purchase orders and exchanges by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

RETIREMENT PLANS


The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       33

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $250,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS


Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.


Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


        Method                         Procedures
 BY CONTACTING YOUR       You may redeem shares by contacting
 INVESTMENT               your investment professional.
 PROFESSIONAL             Investment professionals may charge
                          for their services in connection with
                          your redemption request, but neither
                          the Fund nor the Distributor imposes
                          any such charge.

 BY MAIL                  Send a written request specifying the
                          Fund name and share class, your
                          account number, the name(s) in which
                          the account is registered, and the
                          dollar value or number of shares you
                          wish to redeem to:
                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368
                          If certificated shares have been
                          issued, the certificate must accompany
                          the written request. Corporate
                          investors and other associations must
                          have an appropriate certification on
                          file authorizing redemptions. A
                          suggested form of such certification
                          is provided on the Account
                          Application. A signature guarantee may
                          be required.

 BY TELEPHONE --          You may redeem shares by telephone on
 EXPEDITED REDEMPTION     all accounts other than retirement
                          accounts, unless you check the box on
                          the Account Application which
                          signifies that you do not wish to use
                          telephone redemptions. To redeem by
                          telephone, call a Shareholder Services
                          Representative at (800) 992-0180.
                          RECEIVING PROCEEDS BY CHECK:
                          You may have redemption proceeds (up
                          to a maximum of $100,000) mailed to an
                          address which has been on record with
                          the ING Funds for at least 30 days.
                          RECEIVING PROCEEDS BY WIRE:
                          You may have redemption proceeds
                          (subject to a minimum of $5,000) wired
                          to your pre-designated bank account.
                          You will not be able to receive
                          redemption proceeds by wire unless you
                          check the box on the Account
                          Application which signifies that you
                          wish to receive redemption proceeds by
                          wire and attach a voided check. Under
                          normal circumstances, proceeds will be
                          transmitted to your bank on the
                          business day following receipt of your
                          instructions, provided redemptions may
                          be made. In the event that share
                          certificates have been issued, you may
                          not request a wire redemption by
                          telephone.

 34      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE


The net asset value (NAV) per share for each class of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The Funds are open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days. The NAV per share of each Fund is calculated by taking the value of the Fund's assets attributable to Class I, subtracting the Fund's liabilities attributable to Class I, and dividing by the number of shares of Class I that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.



In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.



PRICE OF SHARES


When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS


Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Transfer Agent or Distributor.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES


You may exchange Class I shares of a Fund for Class I shares of any other ING Fund that offers Class I shares. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.



The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Funds may prohibit excessive exchanges (more than four per year). The Funds also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.



In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       35

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $10,000, other than as a result of a decline in the NAV per share.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

HOUSE HOLDING


To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800)-992-0180 or your financial consultant. We will begin sending you individual copies thirty days after receiving your request.


 36      Shareholder Guide

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


ADVISER



ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly, ING Pilgrim Investments, LLC (ING Pilgrim), serves as the investment adviser to each of the Funds. ING has overall responsibility for management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund.



ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.



As of June 30, 2003, ING managed over $35.0 billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                              MANAGEMENT FEE
ING International                                      1.00%
ING International Value                                1.00
ING Growth Opportunities                               0.95
ING LargeCap Growth                                    0.75
ING MidCap Opportunities                               1.00
ING SmallCap Opportunities                             1.00
ING Disciplined LargeCap                               0.70
ING MagnaCap                                           0.73
ING MidCap Value                                       1.00
ING SmallCap Value                                     1.00
ING Real Estate(1)                                     0.70
ING GNMA Income                                        0.49
ING Intermediate Bond                                  0.50


(1) Prior to November 4, 2002, Clarion CRA Securities, L.P. served as the investment adviser rather than the Sub-Adviser to the Fund. Effective November 4, 2002, ING Investments became the Fund's investment adviser.


SUB-ADVISERS



ING has engaged a Sub-Adviser to provide the day-to-day management for each Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING or the Board of Trustees of a Fund. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.



ING INTERNATIONAL FUND, ING GROWTH OPPORTUNITIES FUND, ING MIDCAP OPPORTUNITIES FUND, ING SMALLCAP OPPORTUNITIES FUND, ING DISCIPLINED LARGECAP FUND, ING MAGNACAP FUND AND ING GNMA INCOME FUND



AELTUS INVESTMENT MANAGEMENT, INC.



Aeltus Investment Management, Inc., dba ING Aeltus Investment Management, Inc. (ING Aeltus), a Connecticut Corporation serves as the Sub-Adviser to ING International Fund, ING Growth Opportunities Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, ING Disciplined LargeCap Fund, ING MagnaCap Fund and ING GNMA Income Fund.



Founded in 1972, ING Aeltus is registered as an investment adviser with the SEC. ING Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING Aeltus is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments.



As of June 30, 2003, ING Aeltus managed over $41.5 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.



ING INTERNATIONAL FUND


The following individuals share responsibility for the day-to-day management of the International Fund:


Richard T. Saler, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the portfolio management team that manages ING International Fund since January 1994. From 1986 until July 2000, he was Senior Vice President and Director of International Equity Strategy at Lexington Management Corporation (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000).



Philip A. Schwartz, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the portfolio management team that manages ING International Fund since January 1996. Prior to joining ING Pilgrim in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000).



ING GROWTH OPPORTUNITIES FUND, ING MIDCAP OPPORTUNITIES FUND AND ING SMALLCAP OPPORTUNITIES FUND


The Funds have been managed by a team of investment professionals led by Matthew
S. Price and David C. Campbell since April 2003. Matthew S. Price, Portfolio Manager, joined ING as a managing director and portfolio manager in 1992. David
C. Campbell, Portfolio Manager, joined ING as a managing director and portfolio manager in 1990.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       37

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS

--------------------------------------------------------------------------------


ING DISCIPLINED LARGECAP FUND



The Fund has been managed by a team of investment professionals led by Hugh T.M. Whelan since June 2003. Mr. Whelan served as co-manager of the Disciplined LargeCap Fund since August 2001. Mr. Whelan has served as a quantitative equity analyst at ING Aeltus since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in ING Aeltus' fixed income group, specializing in corporate securities, since 1994.



ING MAGNACAP FUND


The Fund has been managed by a team of investment professionals led by William
F. Coughlin since April 2003. William F. Coughlin, Portfolio Manager, joined ING in April 2003. Prior to joining ING, Mr. Coughlin was Chief Investment Officer and a principal of Delta Capital Management LLC since 1998. Before joining Delta Capital Management LLC, he was a Managing Director at Scudder Kemper Investments, and its predecessor firm, Dreman Value Advisors.


ING GNMA INCOME FUND



The following individuals share responsibility for the day-to-day management of the ING GNMA Income Fund:



Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING, has served as Senior Portfolio Manager of ING GNMA Income Fund since July 1981. Prior to joining ING Pilgrim in July 2000, he was a Senior Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000) since May 1981.



Roseann G. McCarthy, Assistant Vice President of ING, has served as co-manager of ING GNMA Income Fund since May 1999. Prior to joining ING Pilgrim in July 2000, she was an Assistant Vice President at Lexington since July 2000. She joined the Lexington Fixed Income Department in 1997.



ING INTERNATIONAL VALUE FUND


BRANDES INVESTMENT PARTNERS, LLC


Brandes Investment Partners, LLC (Brandes) is the investment Sub-Adviser to International Value Fund since March 1995. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund. Founded in 1974, Brandes is an investment advisory firm with 56 investment professionals who manage, as of June 30, 2003, more than $57.3 billion in assets. Its principal office is located at 11988 El Camino Real, Suite 500, P.O. Box 919048, San Diego, California 92191. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high-quality, under-valued stocks.



ING LARGECAP GROWTH FUND


WELLINGTON MANAGEMENT COMPANY, LLP


Wellington Management Company, LLP (Wellington Management) serves as Sub-Adviser to the ING LargeCap Growth Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of June 30, 2003, Wellington Management had over $337.5 billion in assets under management. Wellington Management's principal address is 75 State Street, Boston, Massachusetts 02109.


ANDREW J. SHILLING, Senior Vice President, Partner and Equity Portfolio Manager assumed the day-to-day responsibility for the Fund on June 2, 2003, Mr. Shilling has been a portfolio manager in the Growth Group and is focused on managing portfolios in the Large Capitalization Growth style since 2000. Prior to this assignment, Drew was a Global Industry Research Analyst covering the Aerospace/Defense, Electrical Equipment and Satellite industries since 1994.

PERFORMANCE OF SIMILAR LARGECAP GROWTH ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP

The tables are designed to show you how a composite of similar large-cap growth investment accounts managed by Wellington Management performed over various periods in the past.


The Wellington Large-Cap Growth Composite (the "Wellington Management Composite") is a composite of the performance of all actual fee-paying, fully discretionary large-cap growth accounts of at least $5 million in net assets under management managed by Wellington Management for at least one month beginning January 1, 1992. Each account in the Wellington Management Composite has investment objectives, policies, strategies and risks that are substantially similar to the investment objectives, policies, strategies and risks of the ING LargeCap Growth Fund.



The tables below show the returns for the Wellington Management Composite compared with the Russell 1000 Growth Index for the one-, three-, five- and ten-year (or since inception) periods ended December 31, 2002 and on an annual basis as of December 31 of each of the last 10 years. This information is designed to demonstrate the historical track record of Wellington Management. It does not indicate how the ING LargeCap Growth Fund has performed or will perform in the future. Past performance is not a guarantee of future results.



 38      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2002)


                                                                                                              SINCE
                                                                                                            INCEPTION
                                                                   1 YEAR    3 YEARS   5 YEARS   10 YEARS   (12/31/84)
Wellington LargeCap Growth Composite (%)                        %   -24.44    -21.34    -1.95       6.48       10.49
Russell 1000 Growth Index (%)                                   %   -27.88    -23.64    -3.84       6.71       11.34


                              ANNUAL TOTAL RETURNS
                        (AS OF DECEMBER 31 OF EACH YEAR)


                                                   2002     2001     2000    1999    1998    1997    1996    1995    1994    1993
Wellington LargeCap Growth Composite (%)       %  -24.44   -16.61   -22.75   35.10   37.80   29.21   21.32   26.93   -0.82   4.80
Russell 1000 Growth Index (%)                  %  -27.88   -20.42   -22.42   33.16   38.71   30.49   23.12   37.19    2.66   2.90



Year-to-date total return as of March 31, 2003 is -0.69%.



Except to the extent performance has been adjusted to reflect the operating costs of the ING LargeCap Growth Fund, the performance reflected in the Wellington Management Composite has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), which differ from the method used by the SEC.



The composite performance data in the Wellington Management Composite was calculated on a total return basis and includes all losses. The total returns for the Wellington Management Composite in the Average Annual Total Return and Annual Total Return tables reflect the deduction of net operating expenses for the ING LargeCap Growth Fund of 1.45%. Net operating expenses include investment advisory fees, distribution and service (Rule 12b-1) fees, custodial fees, brokerage commissions and execution costs, and other expense, without the provision for any applicable federal or state income taxes, if any. The investment accounts that are included in the Wellington Management Composite may not be subject to the diversification requirements, specific tax restrictions, and the investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Wellington Management Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws. The aggregate returns of the accounts in the Wellington Management Composite may not reflect the returns of any particular account of Wellington Management.


The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       39

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS

--------------------------------------------------------------------------------


ING MIDCAP VALUE FUND AND
ING SMALLCAP VALUE FUND


BRANDES INVESTMENT PARTNERS, LLC


Brandes, whose business is described above, serves as the Sub-Adviser to the ING MidCap Value and ING SmallCap Value Funds.



Brandes' Mid Cap and Small Cap Investment Committees, respectively, are responsible for making the day-to-day investment decisions for each Fund and have been since their inception. Brandes uses a value-oriented approach in managing equity investments, seeking to build wealth by buying high quality, undervalued stocks.



 40      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

   PERFORMANCE OF SIMILAR MID CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES

The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.

The Brandes U.S. Value Mid Cap Equity Composite is a composite of the performance of all actual, fee-paying and non-fee paying, fully discretionary U.S. Value Mid Cap accounts under management by Brandes for at least one month beginning September 30, 1997, having substantially the same investment objectives, policies, techniques and restrictions. Each account in the composite has investment objectives, policies and strategies that are substantially similar to the MidCap Value Fund.

The table below shows the returns for the Brandes U.S. Value Mid Cap Equity Composite compared with the Russell MidCap Index and the Russell MidCap Value Index for the periods ending December 31, 2002 and December 31 of prior years. The returns of the Brandes U.S. Value Mid Cap Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell MidCap Index and the Russell MidCap Value Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the MidCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS

                           (AS OF DECEMBER 31, 2002)


                                                                 BRANDES
                                                                U.S. VALUE      RUSSELL      RUSSELL
                                                              MID CAP EQUITY    MIDCAP     MIDCAP VALUE
                                                              COMPOSITE (%)    INDEX (%)    INDEX (%)
One Year                                                         -28.55%        -16.91%       -9.64%
Three Years                                                        3.63%         -5.04%        3.29%
Since Inception (9/30/97)                                          3.50%          2.30%        3.59%

                              ANNUAL TOTAL RETURNS

                        (AS OF DECEMBER 31 OF EACH YEAR)


                                                                 BRANDES
                                                                U.S. VALUE      RUSSELL      RUSSELL
                                                              MID CAP EQUITY    MIDCAP     MIDCAP VALUE
                                                              COMPOSITE (%)    INDEX (%)    INDEX (%)
2002                                                             -28.55%        -16.19%       -9.64%
2001                                                              23.91%         -5.62%        2.33%
2000                                                              25.72%          8.25%       19.18%
1999                                                              -1.52%         18.23%       -0.11%
1998                                                              11.62%         10.09%        5.08%
1997                                                              -2.08%          1.11%        4.07%

The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards, which differ from the method used by the SEC.

The net annual returns for the Brandes U.S. Value Mid Cap Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Brandes U.S. Value MidCap Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

The Russell MidCap Index is an unmanaged index that measures the 800 smallest companies out of the 1,000 largest U.S. companies based on total market capitalization of the Russell Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

The Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       41

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS

--------------------------------------------------------------------------------

  PERFORMANCE OF SIMILAR SMALL CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES

The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.

The Brandes U.S. Small Cap Value Equity Composite is a composite of the performance of all actual, fee-paying and non-fee-paying, fully discretionary U.S. Small Cap Value accounts under management by Brandes for at least one month beginning September 30, 1997, having substantially the same investment objectives, policies, techniques and restrictions. Each account in the composite has investment objective, policies and strategies that are substantially similar to the SmallCap Value Fund.

The table below shows the returns for the Brandes U.S. Small Cap Value Equity Composite compared with the Russell 2000 Index and the Russell 2000 Value Index for the periods ending December 31, 2002 and December 31 of prior years. The returns of the Brandes U.S. Small Cap Value Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 2000 Index and the Russell 2000 Value Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the SmallCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF DECEMBER 31, 2002)

                                                                   BRANDES
                                                                U.S. SMALL CAP       RUSSELL 2000     RUSSELL 2000
                                                             EQUITY COMPOSITE (%)     INDEX (%)      VALUE INDEX (%)
One Year                                                             -9.66%             -20.48%          -11.43%
Three Years                                                          11.90%              -7.54%            7.45%
Since Inception (9/30/97)                                             3.45%              -1.93%            2.91%

                              ANNUAL TOTAL RETURNS

                        (AS OF DECEMBER 31 OF EACH YEAR)


                                                                   BRANDES
                                                                U.S. SMALL CAP       RUSSELL 2000     RUSSELL 2000
                                                             EQUITY COMPOSITE (%)     INDEX (%)      VALUE INDEX (%)
2002                                                                 -9.66%             -20.48%          -11.43%
2001                                                                 35.61%               2.49%           14.02%
2000                                                                 14.37%              -3.02%           22.83%
1999                                                                 -4.41%              21.26%           -1.49%
1998                                                                -10.19%              -2.55%           -6.45%
1997                                                                 -0.68%              -3.35%            1.68%

The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards, which differ from the method used by the SEC.

The net annual returns for the Brandes U.S. Small Cap Value Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Brandes U.S. Small Cap Value Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

The Russell 2000 Index is an unmanaged index that measures the 2000 smallest companies out of the 3,000 largest U.S. companies based on total market capitalization of the Russell Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.

The Russell 2000 Value Index is an unmanaged index that measures the Russell 2000 companies with lower price-to-book ratios and lower forecasting growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.


 42      Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------


ING REAL ESTATE FUND


CLARION CRA SECURITIES, L.P.


Founded in 1969, Clarion CRA Securities, L.P., (CRA) a Delaware limited partnership, is registered as an investment adviser. CRA is a subsidiary of ING Groep N.V. CRA is located at 259 N. Radnor-Chestor Road Suite 205, Radnor, PA 19087. CRA is in the business of providing investment advice to institutional and individual client accounts which, as of June 30, 2003, were valued at approximately $2.1 billion.



The following individuals share responsibility for the day-to-day management of the Fund and have co-managed the Fund since its inception in July 1991:


T. Ritson Ferguson, Chief Investment Officer (CIO), has 16 years of real estate investment experience. Mr. Ferguson has managed the Fund's portfolio since its inception. Mr. Ferguson has served as Co-CIO and more recently CIO of CRA since 1991.

Kenneth D. Campbell, Managing Director, has been with CRA and its predecessors since 1969. Mr. Campbell has managed the Fund's portfolio since its inception. Mr. Campbell has more than 32 years of real estate investment experience. Mr. Campbell has been recognized by the National Association of Real Estate Investment Trust (NAREIT) for outstanding lifetime contributions to the Real Estate Investment Trust (REIT) Industry.


ING INTERMEDIATE BOND FUND


ING INVESTMENT MANAGEMENT LLC


ING Investment Management LLC (IIM) serves as Sub-Adviser to the ING Intermediate Bond Fund. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, Georgia 30327. IIM is engaged in the business of providing investment advice to portfolios which, as of June 30, 2003, were valued at $75.8 billion. IIM also advises other registered investment companies.



The ING Intermediate Bond Fund has been managed by a team of investment professionals led by James B. Kauffmann, since December 1998. Mr. Kauffmann is a Portfolio Management Team Leader. He joined ING in 1996 and has over 17 years of investment experience.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       43

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS


The Funds generally distribute most or all of their net earnings in the form of dividends. The ING Intermediate Bond and ING Classic Money Market Funds declare dividends daily. Each Fund pays dividends if any, as follows:



                   SEMI-
ANNUALLY(1)        ANNUALLY(2)   QUARTERLY        MONTHLY(2)
-----------        -----------   ---------        ----------
ING Disciplined    ING MagnaCap  ING Real Estate  ING GNMA
 LargeCap                                          Income
ING Growth                                        ING Intermediate
 Opportunities                                     Bond
ING LargeCap
 Growth
ING International
 Value
ING International
ING MidCap
 Opportunities
ING SmallCap
 Opportunities
ING MidCap
 Value
ING SmallCap
 Value


(1) Distributions normally expected to consist primarily of capital gains.
(2) Distributions normally expected to consist of ordinary income.

Capital gains, if any, are distributed annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund which offers the Shares of Class I.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.


Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest are not eligible for the reductions in rates described below. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:



- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.



- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.



- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.



- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.



- Distributions of long-term gains from sales by the Funds before May 6, 2003 will be taxed at the maximum rate of 20%.



- Distributions of certain long-term gains from depreciable real estate are taxed at a maximum rate of 25%.


Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.


There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.



As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.



 44      Dividends, Distributions and Taxes

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Please note that the ING Real Estate Fund will be sending you a form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is one month later than most such forms are sent.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       45

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.


Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Sub-Adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.


PRINCIPAL RISKS


The principal risks of investing in certain Funds are highlighted below. Certain Funds not identified below, however, also may invest in the securities described. Please see the SAI for more information.



INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT ING LARGECAP GROWTH, ING MAGNACAP AND ING GNMA INCOME FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small-and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.



INVESTMENTS IN FOREIGN SECURITIES (ING INTERNATIONAL, ING INTERNATIONAL VALUE, ING LARGECAP GROWTH, ING MAGNACAP AND ING INTERMEDIATE BOND FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.



Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.



EMERGING MARKETS INVESTMENTS (ALL FUNDS EXCEPT ING GROWTH OPPORTUNITIES, ING DISCIPLINED LARGECAP, ING MIDCAP VALUE, ING SMALLCAP VALUE, ING LARGECAP GROWTH, ING MIDCAP OPPORTUNITIES, ING SMALLCAP OPPORTUNITIES, ING REAL ESTATE AND ING GNMA INCOME FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.



INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (ING GROWTH OPPORTUNITIES, ING MIDCAP OPPORTUNITIES, ING SMALLCAP OPPORTUNITIES, ING MIDCAP VALUE, ING INTERNATIONAL VALUE, ING SMALLCAP VALUE AND ING REAL ESTATE
FUNDS). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.



CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT ING GROWTH OPPORTUNITIES, ING MIDCAP OPPORTUNITIES, ING SMALLCAP OPPORTUNITIES, ING DISCIPLINED LARGECAP AND ING REAL ESTATE FUNDS). The price of a convertible security will normally




 46      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.


CORPORATE DEBT SECURITIES (ING INTERNATIONAL AND ING MAGNACAP FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.



One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.



CONCENTRATION (ING REAL ESTATE FUND). The Funds concentrate (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.



DERIVATIVES (ING LARGECAP GROWTH, ING DISCIPLINED LARGECAP AND ING INTERMEDIATE BOND FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.



LENDING PORTFOLIO SECURITIES (ALL FUNDS EXCEPT ING GNMA INCOME FUND). In order to generate additional income, each Fund may lend portfolio securities in an amount up to 30% or 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.



NON-DIVERSIFIED INVESTMENT COMPANY (ING REAL ESTATE FUND). The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (1940 Act), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.



PORTFOLIO TURNOVER (ALL FUNDS EXCEPT ING INTERNATIONAL VALUE, ING MAGNACAP, ING MIDCAP VALUE, ING SMALLCAP VALUE, ING GNMA INCOME AND ING REAL ESTATE
FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.



HIGH YIELD SECURITIES (ING INTERMEDIATE BOND FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       47

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.



MORTGAGE-RELATED SECURITIES (ING GNMA INCOME FUND). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.



U.S. GOVERNMENT SECURITIES (ING GNMA INCOME FUND). Some U.S. Government agency securities may be subject to varying degrees of credit risks, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.


OTHER RISKS


MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.



RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, the Fund might be unable to sell the security at a time when the Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.



TEMPORARY DEFENSIVE STRATEGIES. When the Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.



REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.



BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.



REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.



SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.



PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.



PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.



INTERESTS IN LOANS. Participation interests or assignments are secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may




 48      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.



OTHER INVESTMENT COMPANIES. Funds may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Fund's independent auditor or independent accountants, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.


Because Class I shares of ING MagnaCap Fund did not have a full year's performance as of May 31, 2002 (the Fund's fiscal year end), financial highlights are not presented for the Fund.


 50      Financial Highlights

FINANCIAL HIGHLIGHTS                                      ING INTERNATIONAL FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. The information provided for the six-month period ended April 30, 2003 is unaudited.



                                                                     SIX-MONTHS       PERIOD
                                                                       ENDED           ENDED
                                                                   APRIL 30, 2003   OCTOBER 31,
                                                                    (UNAUDITED)       2002(1)
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     7.06               8.25
 Income from investment operations:
 Net investment income                                         $     0.03               0.05
 Net realized and unrealized gain on investments               $     -0.07             -1.24
 Total from investment operations                              $     -0.04             -1.19
 Less distributions from:
 Net investment income                                         $     0.05                 --
 Total distributions                                           $     0.05                 --
 Net asset value, end of period                                $     6.97               7.06
 TOTAL RETURN(2):                                              %     -0.58            -14.42
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     9,091             6,384
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %     1.29               1.48
 Gross expenses prior to expense reimbursement(3)              %     1.33               1.53
 Net investment income after expense reimbursement(3)(4)       %     1.50               0.72
 Portfolio turnover rate                                       %      45                 126


--------------------------------------------------------------------------------

(1) Class I commenced operations on January 15, 2002.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING International Fund       51

ING INTERNATIONAL VALUE FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. The information provided for the six-month period ended April 30, 2003 is unaudited.



                                                                                       CLASS I
                                                                     --------------------------------------------
                                                                       SIX-MONTHS         YEAR          PERIOD
                                                                         ENDED            ENDED          ENDED
                                                                     APRIL 30, 2003    OCTOBER 31,    OCTOBER 31,
                                                                      (UNAUDITED)         2002          2001(1)
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $          10.43            12.35          13.89
 Income from investment operations:
 Net investment income                                         $           0.06             0.16           0.02
 Net realized and unrealized gain (loss) on investments        $           0.08            -1.68          -1.56
 Total from investment operations                              $           0.14            -1.52          -1.54
 Less distributions from:
 Net investment income                                         $           0.10             0.14             --
 Net realized gains on investments                             $           0.20             0.26             --
 Total distributions                                           $           0.30               --
 Net asset value, end of period                                $          10.27            10.43          12.35
 TOTAL RETURN(2):                                              %           1.34           -12.89         -11.09
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        370,828          372,352        226,067
 Ratios to average net assets:
 Expenses(3)                                                   %           1.28             1.32           1.24
 Net investment income(3)                                      %           1.15             1.04           0.62
 Portfolio turnover rate                                       %              3               20             15


--------------------------------------------------------------------------------

(1) Class I commenced operations on June 18, 2001.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3) Annualized for periods less than one year.

 52      ING International Value Fund

FINANCIAL HIGHLIGHTS                               ING GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six-month period ended November 30, 2002 is unaudited.



                                             SIX-MONTHS
                                               ENDED                      FIVE MONTHS                                   PERIOD
                                            NOVEMBER 30,       YEAR          ENDED       YEAR ENDED DECEMBER 31,        ENDED
                                                2002          ENDED         MAY 31,     --------------------------   DECEMBER 31,
                                            (UNAUDITED)    MAY 31, 2002     2001(1)      2000      1999      1998      1997(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $       13.68          19.10         26.05        33.76     26.28    21.36       17.90
 Income (loss) from investment
 operations:
 Net investment income (loss)           $       -0.06          -0.19         -0.08        -0.15     -0.17    -0.05        0.01
 Net realized and unrealized gain
 (loss) on investments                  $       -2.21          -5.23         -6.87        -6.07     20.49     5.18        4.30
 Total from investment operations       $       -2.27          -5.42         -6.95        -6.22     20.32     5.13        4.31
 Less distributions from:
 Net realized gain on investments       $          --             --            --         1.49     12.84     0.21        0.85
 Total distributions                    $          --             --            --         1.49     12.84     0.21        0.85
 Net asset value, end of period         $       11.41          13.68         19.10        26.05     33.76    26.28       21.36
 TOTAL RETURN(3):                       %      -19.88         -28.38        -26.68       -18.74     93.86    24.06       24.29
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $      47,288         56,719        79,174      108,005   132,953   83,233     113,529
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)                       %        1.41           1.37          1.31         1.16      1.00     1.00        1.02(5)
 Gross expenses prior to expense
 reimbursement(4)                       %        1.41           1.37          1.31         1.16      1.00     1.00        1.02
 Net investment income (loss) after
 expense reimbursement(4)               %       -1.02          -1.21         -0.92        -0.56     -0.61    -0.13        0.08(5)
 Portfolio turnover rate                %         188            473           217          326       286       98          32


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.


(2) Class I commenced operations on March 31, 1997.


(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(4) Annualized for periods less than a year.

(5) Expenses calculated net of taxes and advisor reimbursement.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Growth Opportunities Fund       53

ING LARGECAP GROWTH FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the period ending May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six-month period ended November 30, 2002 is unaudited.



                                                                    SIX-MONTHS
                                                                      ENDED         PERIOD
                                                                   NOVEMBER 30,     ENDED
                                                                       2002        MAY 31,
                                                                   (UNAUDITED)     2002(1)
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       16.93         21.04
 Income (loss) from investment operations:
 Net investment loss                                           $       -0.03         -0.02
 Net realized and unrealized loss on investments               $       -2.62         -4.09
 Total from investment operations                              $       -2.65         -4.11
 Net asset value, end of period                                $       14.28         16.93
 TOTAL RETURN(2):                                              %      -15.65        -19.53
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      20,290        26,106
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %        1.04          0.96
 Gross expenses prior to expense reimbursement(3)              %        1.29          0.96
 Net investment loss after expense reimbursement(3)(4)         %       -0.35         -0.43
 Portfolio turnover rate                                       %         188           536


--------------------------------------------------------------------------------


(1) Class I commenced operations on January 8, 2002.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments, LLC within three years.

 54      ING LargeCap Growth Fund

FINANCIAL HIGHLIGHTS                               ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six-month period ended November 30, 2002 is unaudited.



                                                    SIX MONTHS
                                                      ENDED                        FIVE MONTHS
                                                   NOVEMBER 30,        YEAR           ENDED           YEAR ENDED DECEMBER 31,
                                                       2002           ENDED          MAY 31,      -------------------------------
                                                   (UNAUDITED)     MAY 31, 2002      2001(1)       2000      1999     1998(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $         11.29        14.73             19.26        21.34     12.99     10.00
 Income (loss) from investment
 operations:
 Net investment loss                         $         -0.07        -0.11*            -0.06        -0.13     -0.15     -0.02
 Net realized and unrealized gain (loss)
 on investments                              $         -1.31        -3.33             -4.47         0.23     12.09      3.01
 Total from investment operations            $         -1.38        -3.44             -4.53         0.10     11.94      2.99
 Less distributions from:
 Net realized gain on investments            $            --           --                --         2.18      3.59        --
 Total distributions                         $            --           --                --         2.18      3.59        --
 Net asset value, end of period              $          9.91        11.29             14.73        19.26     21.34     12.99
 TOTAL RETURN(3):                            %        -12.22       -23.35            -23.52         0.08    103.19     29.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)            $         9,149       39,874            52,007       68,006    67,954    33,441
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(6)                         %          1.04         1.26              1.52         1.36      1.41      1.50(5)
 Gross expenses prior to expense
 reimbursement(4)                            %          1.43         1.50              1.52         1.36      1.41      2.01
 Net investment loss after expense
 reimbursement(4)(6)                         %         -0.60        -0.95             -0.97        -0.66     -1.04     -0.70(5)
 Portfolio turnover rate                     %           155          399               182          188       201        61


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Class I commenced operations on August 20, 1998.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) Expenses calculated net of taxes and advisor reimbursement.

(6) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments, LLC within three years.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING MidCap Opportunities Fund       55

ING SMALLCAP OPPORTUNITIES FUND                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six-month period ended November 30, 2002 is unaudited.



                                                               SIX MONTHS
                                                                 ENDED                        FIVE MONTHS         YEAR ENDED
                                                              NOVEMBER 30,        YEAR           ENDED           DECEMBER 31,
                                                                  2002           ENDED          MAY 31,      --------------------
                                                              (UNAUDITED)     MAY 31, 2002      2001(1)      2000     1999(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $         24.07           39.02           47.47      59.54     31.78
 Income (loss) from investment operations:
 Net investment loss                                    $         -0.10           -0.36**         -0.14      -1.00     -0.08
 Net realized and unrealized gain (loss) on
 investments                                            $         -5.05          -13.60           -8.31      -2.17     35.40
 Total from investment operations                       $         -5.15          -13.96           -8.45      -3.17     35.32
 Less distributions from:
 Net realized gain on investments                       $            --            0.99              --       8.90      7.56
 Total distributions                                    $            --            0.99              --       8.90      7.56
 Net asset value, end of period                         $         18.92           24.07           39.02      47.47     59.54
 TOTAL RETURN(3):                                       %        -21.40          -36.17          -17.80      -5.21    126.05
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $         7,678          10,700              --*        --*       --*
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)            %          1.43            1.41            1.31       1.15      0.47(5)
 Gross expenses prior to expense reimbursement(4)       %          1.43            1.41            1.31       1.15      0.47
 Net investment loss after expense reimbursement(4)     %         -1.04           -1.34           -1.03      -0.75     -0.35(5)
 Portfolio turnover rate                                %           173             423             104        134       223


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.


(2) Class I commenced operations on April 1, 1999.


(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) Expenses calculated net of taxes and advisor reimbursement.

 *  Amount represents less than $1,000.

 ** Per share data calculated using weighted average number of shares outstanding throughout the period.

 56      ING SmallCap Opportunities Fund

FINANCIAL HIGHLIGHTS                               ING DISCIPLINED LARGECAP FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For periods ending on or before May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six-month period ended November 30, 2002 is unaudited.



                                                            SIX MONTHS
                                                              ENDED                      SEVEN MONTHS                   PERIOD
                                                           NOVEMBER 30,       YEAR          ENDED       YEAR ENDED       ENDED
                                                               2002          ENDED         MAY 31,      OCTOBER 31,   OCTOBER 31,
                                                           (UNAUDITED)    MAY 31, 2002     2001(1)         2000         1999(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $        8.52           9.94          11.25         11.17         10.00
 Income (loss) from investment operations:
 Net investment income                                 $        0.02           0.04           0.02          0.04          0.06
 Net realized and unrealized gain (loss) on
 investments                                           $       -1.02          -1.46          -1.33          0.19          1.11
 Total from investment operations                      $       -1.00          -1.42          -1.31          0.23          1.17
 Less distributions from:
 Net realized gain on investments                      $          --             --             --          0.15            --
 Total distributions                                   $          --             --             --          0.15            --
 Net asset value, end of period                        $        7.52           8.52           9.94         11.25         11.17
 TOTAL RETURN(3):                                      %      -11.74         -14.28         -11.64          2.00         11.70
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $      19,045         21,578         25,172        28,473        27,927
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)           %        1.16           1.00           1.04          1.07          0.98(5)
 Gross expenses prior to expense reimbursement(4)      %        1.16           1.00           1.04          1.07          1.23
 Net investment income after expense
 reimbursement(4)                                      %        0.61           0.46           0.27          0.34          0.62(5)
 Portfolio turnover rate                               %          51            149             26            57            26


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Class I commenced operations on December 30, 1998.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) Expenses calculated net of taxes and advisor reimbursement.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Disciplined LargeCap Fund       57

ING MIDCAP VALUE FUND                                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the period ending May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six-month period ended November 30, 2002 is unaudited.



                                                                    SIX MONTHS
                                                                      ENDED         PERIOD
                                                                   NOVEMBER 30,     ENDED
                                                                       2002        MAY 31,
                                                                   (UNAUDITED)     2002(1)
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       10.30        10.20
 Income (loss) from investment operations:
 Net investment income                                         $       -0.01         0.01
 Net realized and unrealized gain on investments               $       -2.66         0.09
 Total from investment operations                              $       -2.67         0.10
 Less distributions from:
 Net investment income                                         $        0.07           --
 Net realized gains on investments                             $        0.11           --
 Total distributions                                           $        0.18           --
 Net asset value, end of period                                $        7.45        10.30
 TOTAL RETURN(2):                                              %      -25.72         0.98
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $         163           71
 Ratios to average net assets:
 Net expenses after reimbursement(3)(4)                        %        1.38         1.24
 Gross expenses prior to expense reimbursement(3)              %        1.93         2.60
 Net investment income after expense reimbursement(3)(4)       %        0.31         0.38
 Portfolio turnover rate                                       %          44           13


--------------------------------------------------------------------------------


(1) Class I commenced operations on March 4, 2002.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

 58      ING MidCap Value Fund

FINANCIAL HIGHLIGHTS                                     ING SMALLCAP VALUE FUND
--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the period ending May 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. The information presented for the six-month period ended November 30, 2002 is unaudited.



                                                                    SIX MONTHS
                                                                       ENDED       PERIOD
                                                                   NOVEMBER 30,     ENDED
                                                                       2002        MAY 31,
                                                                    (UNAUDITED)    2002(1)
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       10.63        10.32
 Income (loss) from investment operations:
 Net investment loss                                           $       -0.14         0.00*
 Net realized and unrealized loss on investments               $       -1.11         0.31
 Total from investment operations                              $       -1.25         0.31
 Less distributions from:
 Net realized gains on investments                             $        0.09           --
 Total distributions                                           $        0.09           --
 Net asset value, end of period                                $        9.29        10.63
 TOTAL RETURN(2):                                              %      -10.93         3.00
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $         278           26
 Ratios to average net assets:
 Net expenses after reimbursement(3)(4)                        %        1.34         1.23
 Gross expenses prior to expense reimbursement(3)                       1.93         2.78
 Net investment income after expense reimbursement(3)(4)       %       -0.12         0.17
 Portfolio turnover rate                                       %          44           12


--------------------------------------------------------------------------------


(1) Class I commenced operations on March 4, 2002.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by ING Investments within three years.

*  Amount represents less than $0.01 per share.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING SmallCap Value Fund       59

ING REAL ESTATE FUND                                        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The information in the table below has been derived from the Fund's financial statements. For the period ending October 31, 2002, the financial statements have been audited by KPMG LLP, independent auditors. For all years ended prior to October 31, 2002, the financial information was audited by other independent auditors. The information presented for the period ended November 30, 2002 is unaudited.



                                                                                               CLASS I
                                                                    -------------------------------------------------------------
                                                                      PERIOD
                                                                       ENDED                   YEAR ENDED OCTOBER 31,
                                                                    NOV. 30,(1)    ----------------------------------------------
                                                                       2002         2002      2001      2000      1999      1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                         $          9.98        9.77      9.57      8.24      9.10     11.49
 Income from investment operations:
 Net investment income                                        $          0.04        0.74      0.50      0.69      0.49      0.35
 Net realized and unrealized gain (loss) on investments       $          0.37        0.09      0.27      1.21     -0.80     -1.85
 Total from investment operations                             $          0.41        0.83      0.77      1.90     -0.31     -1.50
 Less distributions from:
 Net investment income                                        $            --       -0.62     -0.57     -0.57     -0.55     -0.40
 Capital Gains                                                             --          --        --        --        --     -0.49
 Total distributions                                          $            --       90.62     -0.57     -0.57     -0.55     -0.89
 Net asset value, end of period                               $         10.39        9.98      9.77      9.57      8.24      9.10
 TOTAL RETURN(2)                                              %          4.11        8.06      7.88     23.78     -3.70    -14.16
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $       103,585      97,331    76,188    64,447    55,968    55,617
 Ratio to average net assets:
 Net expenses after expense reimbursement(3)(4)               %          1.07        0.98      1.00      1.00      1.00      1.00
 Gross expenses prior to expense reimbursement(3)             %          1.21        0.98      1.03      1.05      1.11      1.17
 Net investment income after expense reimbursement(3)(4)      %          6.22        4.49      4.84      5.71      5.37      3.29
 Portfolio turnover rate                                      %             7         106        77        93        67        74


--------------------------------------------------------------------------------


(1) On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio were transferred to the newly created ING Real Estate Fund in exchange for shares of the ING Real Estate Fund. The financial highlight information presented for periods prior to November 4, 2002 reflects the activity of the CRA Realty Shares Portfolio. The ING Real Estate Fund has adopted a fiscal year end of May 31.



(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.



(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.



 60      ING Real Estate Fund

FINANCIAL HIGHLIGHTS                                        ING GNMA INCOME FUND
--------------------------------------------------------------------------------


The information in the table has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants.



                                                                       YEAR        PERIOD
                                                                       ENDED        ENDED
                                                                     MARCH 31,    MARCH 31,
                                                                       2003        2002(1)
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        8.54         8.61
 Income from investment operations:
 Net investment income                                         $        0.44         0.10
 Net realized and unrealized loss on investments               $        0.50        -0.10
 Total from investment operations                              $        0.94         0.00
 Less distributions from:
 Net investment income                                         $        0.47         0.07
 Total distributions                                           $        0.47         0.07
 Net asset value, end of period                                $        9.01         8.54
 TOTAL RETURN(2):                                              %       11.18         0.04
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $       6,946        1,615
 Ratios to average net assets:
 Expenses(3)                                                   %        0.78         0.88
 Net investment income(3)                                      %        5.00         5.83
 Portfolio turnover rate                                       %          75           76


--------------------------------------------------------------------------------


(1) Class I commenced operations on January 7, 2002.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING GNMA Income Fund       61

ING INTERMEDIATE BOND FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants.



                                                                       YEAR        PERIOD
                                                                       ENDED        ENDED
                                                                     MARCH 31,    MARCH 31,
                                                                       2003        2002(1)
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        9.91         9.99
 Income from investment operations:
 Net investment income                                         $        0.39         0.11
 Net realized and unrealized loss on investments               $        0.76        -0.07
 Total from investment operations                              $        1.15         0.04
 Less distributions from:
 Net investment income                                         $        0.40         0.12
 Net realized gain on investments                              $        0.15           --
 Total distributions                                           $        0.55         0.12
 Net asset value, end of period                                $       10.51         9.91
 TOTAL RETURN(2):                                              %       11.88         0.36
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      15,046        9,800
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %        0.73         0.82
 Gross expenses prior to expense reimbursement(3)              %        0.73         0.90
 Net investment income after expense reimbursement(3)(4)       %        3.70         0.05
 Portfolio turnover rate                                       %         639        1,216*


--------------------------------------------------------------------------------


(1) Class I commenced operations on January 8, 2002.


(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

* Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

 62      ING Intermediate Bond Fund

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers Class I shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund
ING Small Company Fund
ING Technology Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUND
ING Value Opportunity Fund

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund

ING Growth and Income Fund


FIXED INCOME FUNDS
ING Bond Fund
ING Government Fund
ING Aeltus Money Market Fund

INTERNATIONAL FUNDS
ING Foreign Fund
ING International Growth Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Growth Fund
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS


Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent auditors' reports (in annual report only).


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:


ING Equity Trust                     811-8817
  ING Growth Opportunities Fund
  ING LargeCap Growth Fund
  ING MidCap Opportunities Fund
  ING SmallCap Opportunities Fund
  ING Disciplined LargeCap Fund
  ING MidCap Value Fund
  ING SmallCap Value Fund
  ING Real Estate Fund
ING Funds Trust                      811-8895
  ING GNMA Income Fund
  ING Intermediate Bond Fund
ING Investment Funds, Inc.           811-1939
  ING MagnaCap Fund
ING Mayflower Trust                  811-7978
  ING International Value Fund
ING Mutual Funds                     811-7428
  ING International Fund



  [ING FUNDS LOGO]                            IPROS0803-080103

[PROSPECTUS OVERLAY]
       PROSPECTUS

    [GEORGE WASHINGTON PHOTO]
       August 1, 2003

       Class R
                                                  ING INTERMEDIATE BOND FUND


       This Prospectus contains
       important information about
       investing in the Class R
       shares of The Fund. You should
       read it carefully before you
       invest, and keep it for future
       reference. Please note that
       your investment: is not a bank
       deposit, is not insured or
       guaranteed by the Federal
       Deposit Insurance Corporation
       (FDIC), the Federal Reserve
       Board or any other government
       agency and is affected by
       market fluctuations. There is
       no guarantee that the Fund
       will achieve its objective. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.


                                                          [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes the Fund's objective, investment strategy and risks.

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in the Fund.


    ING INTERMEDIATE BOND FUND                               1

    WHAT YOU PAY TO INVEST                                   3
    INFORMATION FOR INVESTORS                                5
    MANAGEMENT OF THE FUND                                   8
    DIVIDENDS, DISTRIBUTIONS AND TAXES                       9
    MORE INFORMATION ABOUT RISKS                            10
    FINANCIAL HIGHLIGHTS                                    13
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INTERMEDIATE BOND FUND                         ING Investment Management LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its assets in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio maturity of the Fund will generally range between three and ten years.


The Fund may also invest in preferred stocks; U.S. Government securities, securities of foreign governments and supranational organizations; high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Fund may engage in dollar roll transactions and swap agreements. The Fund may also use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed and asset-backed debt securities.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, five-step investment process which uses fundamental economic and market research to identify bond market sectors and individual securities expected to provided above-average returns. The five steps are:

- First, the Sub-Adviser examines the sensitivity to interest rate movements of the portfolio and of the specific holdings of the portfolio to position the Fund in a way that attempts to maximize return while minimizing volatility.
- Second, the Sub-Adviser reviews yields relative to maturity and risk of bonds to determine the risk/reward characteristics of bonds of different maturity classes.
- Third, the Sub-Adviser identifies sectors that offer attractive value relative to other sectors.
- Fourth, the Sub-Adviser selects securities within identified sectors that offer attractive value relative to other securities within their sectors.

- Finally, the Sub-Adviser seeks trading opportunities to take advantage of market inefficiencies to purchase bonds at prices below the Sub-Adviser's view of their intrinsic value.


The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- debt securities and preferred stock face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.


CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

RISKS OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis, and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Intermediate Bond Fund       1

ING INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED

                 The bar chart and table below show the Fund's Class A shares' annual returns and long-term performance, and illustrate the variability of the Fund's Class A shares' returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                       -0.94    11.59    15.18    10.64


(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Because Class R shares were first offered in 2003, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class R shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class R and Class A shares have different expenses.

            Best and worst quarterly performance during this period:

                            1st quarter 2001: 6.14%


                            2nd quarter 1999: -1.85%


      Fund's year-to-date Class A shares total return as of June 30, 2003:


                                     4.44%


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2002)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A shares' performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)
Class A Return Before Taxes(3)                                  %   5.35            7.50                   N/A
Class A Return After Taxes on Distributions(3)                  %   3.19            4.45                   N/A
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(3)                                                      %   3.23            4.43                   N/A
Lehman Brothers Aggregate Bond Index (reflects no deductions
 for fees, expenses or taxes)(4)                                %  10.25            7.19(5)                N/A


(1) This table shows performance of the Class A shares of the Fund because Class R shares of the Fund are new and did not have a full year's performance as of December 31, 2002. See footnote (2) to the bar chart above.


(2) Class A commenced operations on December 15, 1998.



(3) Reflects deduction of sales charge of 4.75%.



(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.



(5) Index return is for the period beginning December 1, 1998.


 2      ING Intermediate Bond Fund

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares; and operating expenses paid each year by the fund. The table below shows the fees and expenses for Class R shares of the ING Intermediate Bond Fund.
       FEES YOU PAY DIRECTLY

                                                              CLASS R
---------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                       none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                    none



OPERATING EXPENSES PAID EACH YEAR BY THE FUND(1)
(as a % of average net assets)


                                                  DISTRIBUTION                         TOTAL          WAIVERS,
                                                       AND                             FUND        REIMBURSEMENTS
                                   MANAGEMENT    SERVICE (12B-1)       OTHER         OPERATING          AND              NET
ING INTERMEDIATE BOND FUND            FEE             FEES          EXPENSES(2)      EXPENSES      RECOUPMENT(3)       EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
 Class R                     %        0.50            0.50             0.40            1.40             0.00             1.40


--------------------------------------------------------------------------------


(1) The table shows the estimated operating expenses for Class R shares of the Fund as a ratio of expenses to average daily net assets. Class R shares of the Fund recently commenced operations so "Other Expenses" are estimated based on Class A expenses of the Fund.



(2) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.



(3) ING Investments, LLC (ING), investment adviser to the Fund, has entered into a written expense limitation agreements with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The expense limit will continue through at least March 31, 2004. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation within 90 days of the end of the then current term or upon termination of the investment management agreement.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  What You Pay to Invest       3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]



EXAMPLES(1)



The example that follows is intended to help you compare the cost of investing in the ING Intermediate Bond Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


CLASS R


FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 ING Intermediate Bond                                          $     143         443         766        1,680


--------------------------------------------------------------------------------


(1) The examples for 3, 5 and 10 years do not take into account the expense waiver/reimbursement described on page 3.


 4      What You Pay to Invest

INFORMATION FOR INVESTORS

--------------------------------------------------------------------------------


Class R Shares are offered at net asset value without a sales charge. The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. ING Funds Distributor, LLC (Distributor) may waive these minimums from time to time. The Fund also offers Class A, B, C and I shares, which have different sales charges and other expenses that may affect their performance. Investors can obtain more information about these other share classes by calling
(800) 992-0180.




Class R shares of the Fund are continuously offered to qualified retirement plans ("Retirement Plans"), including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, SEPs and other accounts or plans whereby the Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or the level of the plan administrator). Purchases and redemptions of shares may be made only by eligible Retirement Plans for the purpose of funding qualified retirement plans. Please refer to the plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to the Fund and any fees that may apply.




The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect the Fund as an investment option, alter the amounts contributed to the plan, or reallocate contributions.



Eligible Retirement Plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary ("financial service firm") authorized to sell Class R shares of the Fund. Additional shares may be purchased through a retirement plan's administrator or recordkeeper.



Financial services firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial services firms may independently establish and charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the investment return in Class R shares of the Fund.




The Fund and the Distributor reserve the right to reject any purchase order. The Fund and the Distributor reserve the right to waive minimum investment amounts. The Fund reserves the right to liquidate sufficient shares to recover annual transfer agent fees or to close a Retirement Plan's account and redeem the shares should the Retirement Plan fail to maintain its account value at a minimum of $250,000.



CUSTOMER IDENTIFICATION



To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.




What this means for Retirement Plans: The Funds and the Distributor must obtain the following information for certain Retirement Plans that open an account:



- Name;



- Physical business address (although post office boxes are still permitted for mailing); and



- Employer identification number, or other identifying number.



Additional identifying information may be required to open accounts.



EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE THE ACCOUNT IF THEY ARE UNABLE TO VERIFY IDENTITY WITHIN A REASONABLE TIME.



MARKET TIMERS



The Fund may restrict or refuse purchase orders, whether directly or by exchange, by market timers. "Market timing" is defined as effecting frequent trades into or out of the Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Sub-Advisor to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of the Fund.



SHAREHOLDER SERVICE AND DISTRIBUTION PLAN



The Fund has entered into a Shareholder Service and Distribution Plan (the "12b-1 Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). The 12b-1 Plan permits the Fund to pay marketing and other fees to support the sale and distribution of the Class R shares of the Fund and for shareholder services provided by financial service firms. The annual distribution and service fees payable under the 12b-1 Plan may equal up to 0.50% of the average daily net assets of the Fund (a 0.25% distribution fee and at 0.25% shareholder service fee). Over time, these fees will increase the cost of an investor's shares and may cost investors more than paying other types of sales charges.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Information for Investors       5

INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

PAYMENTS



Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When retirement plans place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until the purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.



The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

 6      Information for Investors

                                                       INFORMATION FOR INVESTORS

--------------------------------------------------------------------------------

NET ASSET VALUE


The net asset value (NAV) per share for Class R shares of the Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The Fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days. The NAV per share of the Class R shares of the Fund are calculated by taking the value of the Fund's assets attributable to Class R shares, subtracting the Fund's liabilities attributable to Class R shares, and dividing by the number of Class R shares that are outstanding. Because foreign securities may trade on days when the Fund does not price shares, the NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares.



In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees ("Board"), although the actual calculations will be made by persons acting under the supervision of the Board. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.


PRICE OF SHARES


When a Retirement Plan buys shares, it pays the NAV next calculated after its order is received in proper form. When a Retirement Plan sells shares, it receives the NAV next calculated after its order is received in proper form. Certain plan administrators, broker-dealers or other financial institutions may have alternative arrangements with the Distributor or Transfer Agent. See the Statement of Additional Information for more details. Exchange orders are effected at NAV.



A Retirement Plan will receive a confirmation of each new transaction in its account, which also will show it the number of Fund shares it owns including the number of shares being held in safekeeping by the Transfer Agent for its account. It may rely on these confirmations in lieu of certificates as evidence of ownership. Certificates representing shares of the Fund will not be issued unless the Plan requests in writing.



EXCHANGES



A Retirement Plan may exchange Class R shares for Class R shares of any other ING Fund that offers Class R shares.


PRIVACY POLICY


The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact the Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Information for Investors       7

MANAGEMENT OF THE FUND                                   ADVISER AND SUB-ADVISER

--------------------------------------------------------------------------------


ADVISER



ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC, serves as the investment adviser to the Fund. ING has overall responsibility for the management of the Fund. ING provides or oversees all investment advisory and portfolio management services for the Fund.



ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.



As of June 30, 2003, ING managed over $35.0 billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of the Fund.

The aggregate annual management fee paid by the Fund as a percentage of that Fund's average daily net assets is 0.50%.

SUB-ADVISER


ING has engaged ING Investment Management LLC (IIM) as a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Adviser has, at least in part, been selected on the basis of its successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of the Sub-Adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING or the Board of the Fund. In the event the sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.


ING INVESTMENT MANAGEMENT LLC


IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, GA 30327. IIM is engaged in the business of providing investment advice to portfolios, including other registered investment companies, which, as of June 30, 2003, were valued at $75.8 billion.



The Fund has been managed by a team of investment professionals led by James B. Kauffmann, since December 1998. Mr. Kauffmann is a Portfolio Management Team Leader. He joined ING in 1996 and has over 17 years of investment experience.



 8      Management of the Fund

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Fund generally distributes most or all of its net earnings in the form of dividends. Dividends are normally expected to consist primarily of ordinary income. The Fund pays dividends, if any, monthly. The Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT


Unless the eligible Retirement Plan instructs the Fund to pay investors' dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. The Retirement plan may, upon written request, or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class R shares of the Fund invested in another Fund that offers Class R shares.


TAXES


The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Each eligible Retirement Plan and plan participant should rely on their own tax adviser for advice about the particular federal, state and local tax consequences of investing in the Fund.



The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It generally does not matter how long an investor has held Fund shares or whether the investor elects to receive distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to investors at their respective long-term capital gains rate. Dividends from the Fund are generally not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.



Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.



Eligible Retirement Plans will receive an annual statement summarizing their dividend and capital gains distributions.



Because investors invest through tax-deferred accounts, they generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and each Retirement Plan and plan participant should consult their tax adviser about investment through a tax-deferred account.



There may be tax consequences to investors that sell or redeem Fund shares. An investor will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long the investor holds those shares. If the investor exchanges shares, it may be treated as if it sold them. Investors are responsible for any tax liabilities generated by the investor's transactions.



As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to an investor that fails to provide the Fund with the correct taxpayer identification number or to make required certifications, or if the investor has been notified by the IRS that it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the investor's U.S. federal income tax liability.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      Dividends, Distributions and Taxes       9

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.



Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Sub-Adviser can decide whether to use them or not. The Fund may invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Sub-Adviser of the Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.


PRINCIPAL RISKS


The principal risks of investing in the Fund are highlighted below. Please see the SAI for more information.



INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends.



If the Fund invests in foreign securities, it may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure of securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.


EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

HIGH YIELD SECURITIES. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately



 10      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.


LENDING PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.



MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.



DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.


PORTFOLIO TURNOVER. The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS


MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio managers will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.



CONVERTIBLE SECURITIES. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.



RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, the Fund might be unable to sell the security at a time when the Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.



INABILITY TO SELL SECURITIES. Some securities trade in lower volume and may be less liquid than securities of large, established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risks, particularly those that are not backed by the full faith and credit of the U.S. Government. The price of a U.S. Government security may decline due to changing interest rates.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       11

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.



TEMPORARY DEFENSIVE STRATEGIES. When the Sub-Adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it may not achieve capital appreciation.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.


BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.



REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same security at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase the Fund's yield; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.



SHORT SALES. The Fund may make short sales. A short sale is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.


PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when the Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. Participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.



 12      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The financial highlights table below is intended to help you understand the Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class A shares of the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent accountants, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. Since Class R shares of the Fund are new, the Financial Highlights for Class A shares of the Fund is provided.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       13

FINANCIAL HIGHLIGHTS                                  ING INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------


For the years ended March 31, 2003, March 31, 2002 and the five months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.



                                                                                             CLASS A
                                                                 ----------------------------------------------------------------
                                                                   YEAR        YEAR      FIVE MONTHS      YEAR       DECEMBER 15,
                                                                   ENDED       ENDED        ENDED         ENDED       1998(1) TO
                                                                 MARCH 31,   MARCH 31,    MARCH 31,    OCTOBER 31,   OCTOBER 31,
                                                                   2003        2002        2001(4)        2000           1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $        9.91      10.18         9.52          9.40          10.00
 Income from investment operations:
 Net investment income                                      $        0.35       0.51         0.28          0.61           0.45
 Net realized and unrealized gain (loss) on investments     $        0.77       0.42         0.66          0.12          -0.60
 Total from investment operations                           $        1.12       0.93         0.94          0.73          -0.15
 Less distributions from:
 Net investment income                                      $        0.37       0.53         0.28          0.61           0.45
 Net realized gains on investments                          $        0.15       0.67           --            --             --
 Total distributions                                        $        0.52       1.20         0.28          0.61           0.45
 Net asset value, end of period                             $       10.51       9.91        10.18          9.52           9.40
 TOTAL RETURN(2):                                           %       11.48       9.27        10.01          8.11          -1.46
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $     146,649     41,503       33,597        29,893         32,013
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)             %        1.14       1.15         1.13          1.00           0.96
 Gross expenses prior to expense reimbursement(3)           %        1.24       1.36         1.53          2.08           2.12
 Net investment income after expense reimbursement(3)(5)    %        3.21       4.93         6.94          6.48           5.38
 Portfolio turnover rate                                    %         639      1,216*         838           733            432


--------------------------------------------------------------------------------


(1) Commencement of operations.



(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.



(3) Annualized for periods less than one year.



(4) The Fund changed its fiscal year end to March 31.



(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments within three years.



 * Portfolio turnover rate was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.



 14      Financial Highlights

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUND IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS


Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent auditors' reports (in annual report only).


STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission
(SEC).


Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the following Funds' SEC file number for the:

ING Funds Trust                        811-8895
  ING Intermediate Bond Fund


  [ING FUNDS LOGO]                       IBRPROS0803-080103

       PROSPECTUS

    (DOLLAR GRAPHIC)
       August 1, 2003

       Class A
       ING LEXINGTON MONEY
       MARKET TRUST

       This Prospectus contains
       important information about
       investing in the ING Lexington
       Money Market Trust. You should
       read it carefully before you
       invest, and keep it for future
       reference. Please note that
       your investment: is not a bank
       deposit, is not insured or
       guaranteed by the Federal
       Deposit Insurance Corporation
       (FDIC), the Federal Reserve
       Board or any other government
       agency and is affected by
       market fluctuations. There is
       no guarantee that the Fund
       will achieve its objectives.
       As with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                          (ING FUNDS LOGO)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes the Fund's objective, investment strategy and risks.


[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years.


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in the Fund.

    INTRODUCTION TO THE FUND                            1
    ING LEXINGTON MONEY MARKET TRUST                    2


    WHAT YOU PAY TO INVEST                             4
    SHAREHOLDER GUIDE                                  5
    MANAGEMENT OF THE FUND                             9
    DIVIDENDS, DISTRIBUTIONS AND TAXES                10
    MORE INFORMATION ABOUT RISKS                      11
    FINANCIAL HIGHLIGHTS                              13
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                        INTRODUCTION TO THE FUND
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with the Fund. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the Fund, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DESCRIPTION OF THE FUND

  ING Lexington Money Market Trust (ING Lexington Money Market or the Fund) is an open-end, management investment company that seeks to provide as high a level of current income as is consistent with preservation of capital and liquidity through investments in short-term, high quality debt securities. As a money market fund, the Fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

  An investment in the Fund is not insured or guaranteed by the FDIC or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Introduction to the Fund       1

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER


ING LEXINGTON MONEY MARKET                    Aeltus Investment Management, Inc.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund's investment objective is to seek as high a level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The Fund seeks to maintain a stable net asset value of $1.00 per share.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]



The Fund will operate as a diversified fund and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt obligations which are determined by the Sub-Adviser to present minimal credit risks.


Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. Government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium term notes, and other promissory notes, including floating and variable rate obligations; and (iii) the following domestic, Yankeedollar and Eurodollar obligations: certificates of deposit, time deposits, bankers acceptances, commercial paper, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.


In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are:


- First, a formal list of high-quality issuers is actively maintained;


- Second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (i.e., they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees) are selected for investment;


- Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

- Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]


The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CHANGES IN INTEREST RATES -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

RISK OF FOREIGN INVESTING -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

 2      ING Lexington Money Market

                                                      ING LEXINGTON MONEY MARKET
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
2.30      3.35     5.06     4.50     4.68     4.64     4.34     5.57     3.14     0.79


(1) These figures are for the year ended December 31 of each year.
            Best and worst quarterly performance during this period:

                     4th quarter 2000: 1.47%


                     4th quarter 2002: 0.17%

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.
             Fund's year-to-date total return as of June 30, 2003:

                                     0.22%


                          AVERAGE ANNUAL TOTAL RETURNS

The following performance table discloses the Fund's average annual returns as of December 31, 2002.


                                                                   1 YEAR   5 YEARS   10 YEARS
Class A Return                                                  %   0.79     3.68       3.82



The Fund's seven-day and seven-day effective yields as of December 31, 2002 were 0.48%. The seven-day yield is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The seven-day effective yield (also an annualized figure) assumes that dividends are reinvested and compounded.


For the Fund's current seven-day yield and seven-day effective yield, call the Fund at (800) 992-1080.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Lexington Money Market       3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]

       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares; and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for the Fund.

FEES YOU PAY DIRECTLY

                                                                CLASS A
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)
 Lexington Money Market                                          None
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)
 Lexington Money Market                                          None

OPERATING EXPENSES PAID EACH YEAR BY THE FUND(1)
(as a % of average net assets)


                                     DISTRIBUTION                         TOTAL
                                     AND SERVICE                          FUND              WAIVER,
                     MANAGEMENT        (12B-1)            OTHER         OPERATING        REIMBURSEMENT          NET
FUND                    FEE              FEES           EXPENSES        EXPENSES       AND RECOUPMENT(2)      EXPENSES
----------------------------------------------------------------------------------------------------------------------
 ING
 Lexington
  Money
  Market      %         0.50             N/A              0.42(3)         0.92                0.00              0.92


--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for the Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on the Fund's actual operating expenses for its most recently completed fiscal year end.


(2) ING Investments, LLC (ING), the Fund's investment adviser, has entered into an expense limitation agreement with the Fund, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The expense limit will continue through at least March 31, 2004. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement.


(3) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.


EXAMPLE(1)


[PENNY GRAPHIC]

       The example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


                                                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------------------
 ING Lexington Money Market                                     $           94       293       509       1,131


--------------------------------------------------------------------------------


(1) The examples for 3, 5 and 10 years do not take into account the expense waiver/reimbursement described above.


 4      What You Pay to Invest

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

The Fund is available for additional purchases only by shareholders that initially purchased the Fund when it was a part of the Lexington family of funds. This Fund is closed to new accounts.

The minimum additional investment is $100.

Make your investment using the table on the right.


The Fund and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund reserves the right to waive minimum investment amounts. The Fund reserves the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).


CUSTOMER IDENTIFICATION


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.



What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:


- Name;

- Date of birth (for individuals);


- Physical residential address (although post office boxes are still permitted for mailing); and



- Social security number, taxpayer identification number, or other identifying number.



You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.


EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

MARKET TIMERS


The Fund may restrict or refuse purchase orders, whether directly or by exchange, by market timers. "Market timing" is defined as effecting frequent trades into or out of the Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of the Fund.



     Method                           Additional Investment
 BY CONTACTING      Visit or consult an investment professional.
 YOUR INVESTMENT
 PROFESSIONAL

 BY MAIL Visit or consult an investment professional. Fill out the Account Additions form included on the bottom of your account statement along with your check payable to the Fund and mail them to the address on the account statement.
                    Remember to write your account number on the check.

 BY WIRE Instruct your bank to wire funds to the Fund in the care of:
                    State Street Bank and Trust Company
                    ABA #101003621 Kansas City, MO
                    credit to: ING Lexington Money Market Trust
                    A/C #751-8315; for further credit to:
                    Shareholder A/C # -----------------
                    (your account number)
                    Shareholder Name:----------------------
                                       (Your Name Here)

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Shareholder Guide       5

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


You may redeem shares using the table on the right.

Under unusual circumstances, the Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or see the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.

                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-6368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. Contact
                                                                                             a Shareholder Services Representative
                                                                                             for a form of such certification. A
                                                                                             signature guarantee may be required.

                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you have notified a
                                                                                             Shareholder Services Representative
                                                                                             that you do not wish to use telephone
                                                                                             redemptions. To redeem by telephone,
                                                                                             call a Shareholder Services
                                                                                             Representative at (800) 992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             the ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

 6      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for the Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The Fund is open for business every day the New York Stock Exchange is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days. The NAV per share of the Fund is calculated by taking the value of the Fund's assets, subtracting the Fund's liabilities, and dividing by the number of shares outstanding.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.


The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Fund's Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's NAV can be maintained at $1.00 per share.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS


Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Transfer Agent or Distributor.


You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Fund and its transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of the Fund for Class A shares of any other ING Fund, except ING Corporate Leaders Trust Fund. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.


The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a short-term trading vehicle. The Fund may prohibit excessive exchanges (more than four per year). The Fund also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.


If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Shareholder Guide       7

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling
(800) 992-0180.


In addition to the Fund available in this Prospectus, the Distributor, offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


You will automatically have the ability to request an exchange by calling a Shareholder Services Representative. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

Exchanges from other ING Funds into this Fund are not allowed.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

REDEMPTIONS BY CHECK

Shareholders of the Fund may use checks to effect redemptions. The standard check writing privilege allows checks to be drawn in any amount of $100.00 or more. Checks drawn in amounts of less than $100.00, on uncollected funds or insufficient funds will be returned unpaid to the payee.

The payee of a check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the agent bank for payment, the agent bank will cause ING to redeem a sufficient number of shares to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed up until the day on which the check is presented to the agent bank for payment. Copies of previously paid checks are available upon request for a fee of $4.00 per copy.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS


Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touchtone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.


PRIVACY POLICY

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

HOUSE HOLDING


To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800)-992-0180 or your financial consultant. We will begin sending you individual copies thirty days after receiving your request.


 8      Shareholder Guide

ADVISER AND SUB-ADVISER                                   MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------


ADVISER



ING INVESTMENTS, LLC (ING OR ING INVESTMENTS) an Arizona limited liability company, formerly ING Pilgrim Investments, LLC (ING Pilgrim), serves as the investment adviser to the Fund. ING provides or oversees all investment advisory and portfolio management services for the Fund.



ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.



As of June 30, 2003, ING managed over $35.0 billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of the Fund.


The aggregate annual management fee paid by the Fund for the most recent fiscal year as a percentage of the Fund's average daily net assets was 0.50%.



SUB-ADVISER



ING has engaged a Sub-Adviser to provide the day-to-day management for the Fund's portfolio. The Sub-Adviser has, at least in part, been selected on the basis of its successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING is responsible for monitoring the investment program and performance of the Sub-Adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING or the Board of Trustees of the Fund. In the event the sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING may assume day-to-day investment management of the Fund.



The Sub-Adviser is an indirect wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments.



AELTUS INVESTMENT MANAGEMENT, INC.



Aeltus Investment Management, Inc., dba ING Aeltus Investment Management, Inc. (ING Aeltus), a Connecticut Corporation serves as the Sub-Adviser to ING Lexington Money Market Trust.



Founded in 1972, ING Aeltus is registered as an investment adviser with the SEC. ING Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.



As of June 30, 2003, ING Aeltus managed over $41.5 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Management of the Fund       9

DIVIDENDS, DISTRIBUTIONS AND TAXES                               DIVIDENDS/TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund declares dividends daily and pays them monthly. Distributions from dividends are normally expected to consist primarily of ordinary income. The Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request, elect to have all dividends and other distributions paid on Class A shares invested in another ING Fund which offers the same class of shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.


The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It generally does not matter how long you have held Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. The Fund does not expect to distribute any long-term capital gains. Dividends from the Fund are generally not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.


Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.


As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.



 10      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.


Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Sub-Adviser can decide whether to use them or not. The Sub-Adviser may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.


PRINCIPAL RISKS

INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement, higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

The Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.


U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risks particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.


OTHER RISKS


MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.



MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       11

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.



RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.


TEMPORARY DEFENSIVE STRATEGIES. When the Sub-Adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it may not achieve capital appreciation.



BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.



 12      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Fund's independent accountants, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       13

ING LEXINGTON MONEY MARKET                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the years ended March 31, 2003, March 31, 2002 and the three months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information has been audited by other independent auditors.


                                                                                THREE MONTHS
                                                YEAR ENDED      YEAR ENDED         ENDED              YEAR ENDED DECEMBER 31,
                                                MARCH 31,       MARCH 31,        MARCH 31,        -------------------------------
                                                   2003            2002           2001(5)         2000(2)       1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                 $           1.00            1.00             1.00           1.00         1.00        1.00
 Income from investment
 operations:
 Net investment income                  $           0.01            0.02             0.01           0.05       0.0425      0.0455
Total from investment operations        $           0.01            0.02             0.01           0.05       0.0425      0.0455
 Less distributions from:
 Net investment income                  $           0.01            0.02             0.01           0.05       0.0425      0.0455
 Total distributions                    $           0.01            0.02             0.01           0.05       0.0425      0.0455
 Net asset value, end of period         $           1.00            1.00             1.00           1.00         1.00        1.00
 TOTAL RETURN(1)                        %           0.69            2.11             1.22           5.57         4.34        4.64
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)                                $         50,153          55,222           63,177         62,859       97,850      87,488
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %           0.92            0.98             0.92           1.00         1.00        1.00
 Gross expenses prior to expense
 reimbursement(4)                       %           0.92            1.08             0.92           1.08         1.01        1.05
 Net investment income after
 expense reimbursement(3)(4)            %           0.69            2.15             4.85           5.53         4.26        4.56
---------------------------------------------------------------------------------------------------------------------------------


(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Effective July 26, 2000, ING Investments, LLC became the Adviser.


(3) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible recoupment by ING Investments, LLC within three years.


(4) Annualized for periods less than one year.

(5) The Fund changed its fiscal year end to March 31.

 14      ING Lexington Money Market

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUND IN THE:

ANNUAL/SEMI-ANNUAL REPORTS


Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent auditors' reports (in annual report only).


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission
(SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number:

ING Funds Trust                                811-8895
  ING Lexington Money Market Trust


  (ING FUNDS LOGO)                       LEXIMMPROS0803-080103

                       STATEMENT OF ADDITIONAL INFORMATION

                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180

                                 AUGUST 1, 2003

                                 ING FUNDS TRUST
                          ING Classic Money Market Fund
                              ING GNMA Income Fund
                            ING High Yield Bond Fund
                         ING High Yield Opportunity Fund
                           ING Intermediate Bond Fund
                        ING Lexington Money Market Trust
                              ING Money Market Fund
                        ING National Tax-Exempt Bond Fund
                             ING Strategic Bond Fund

         This Statement of Additional Information ("SAI") relates to each series listed above (each a "Fund" and collectively the "ING Funds") of ING Funds Trust (the "Trust"). A Prospectus or Prospectuses (each a "Prospectus" and collectively the "Prospectuses") for the ING Funds dated August 1, 2003, which provide the basic information you should know before investing in the ING Funds, may be obtained without charge from the ING Funds or the ING Funds' principal underwriter, ING Funds Distributor, LLC, at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectuses, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the ING Funds' Annual Shareholder Reports dated March 31, 2003 are incorporated herein by reference. Copies of the ING Funds' Prospectuses and Annual or Semi-Annual Shareholder Reports may be obtained without charge by contacting the ING Funds at the address and phone number written above.

                                TABLE OF CONTENTS


HISTORY OF THE ING FUNDS.............................................       1
MANAGEMENT OF THE ING FUNDS..........................................       3
INVESTMENT ADVISER FEES..............................................      23
EXPENSE LIMITATION AGREEMENTS........................................      28
RULE 12b-1 PLANS.....................................................      30
CODE OF ETHICS.......................................................      34
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS...............      34
INVESTMENT RESTRICTIONS..............................................      76
PORTFOLIO TRANSACTIONS...............................................      83
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.......................      86
DETERMINATION OF SHARE PRICE.........................................      93
SHAREHOLDER INFORMATION..............................................      96
SHAREHOLDER SERVICES AND PRIVILEGES..................................      97
DISTRIBUTIONS........................................................      99
TAX CONSIDERATIONS...................................................     100
CALCULATION OF PERFORMANCE DATA......................................     107
PERFORMANCE COMPARISONS..............................................     110
GENERAL INFORMATION..................................................     112
FINANCIAL STATEMENTS.................................................     114

                            HISTORY OF THE ING FUNDS


         On December 17, 2001, the Boards of Trustees of each of various ING Funds approved plans of reorganization, which were intended to decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization") and align the open-end funds with similar open-end funds that share the same prospectus. The Reorganization resulted only in a change in corporate form of some of the ING Funds, with no change in the substance or investment aspects of the ING Funds.



         As a result of the Reorganization, the following ING Funds reorganized into series of the Trust: ING GNMA Income Fund ("GNMA Income Fund"), ING High Yield Opportunity Fund ("High Yield Opportunity Fund"), ING Money Market Fund ("Money Market Fund"), ING Strategic Bond Fund ("Strategic Bond Fund'), and ING Lexington Money Market Trust ("Lexington Money Market Trust") (collectively, the "Reorganizing Funds"). In this regard, the Board approved the creation of new series of ING Funds Trust to serve as "shells" (the `Shell Funds") into which Reorganized Funds were reorganized. The plans of reorganization provided for, among other things, the transfer of assets and liabilities of the Reorganizing Funds to the Shell Funds. Prior to September 21, 2002, the effective date of the Reorganization, the Shell Funds had only nominal assets. For accounting purposes, each Reorganized Fund is considered the surviving entity, and the financial highlights shown for periods prior to September 21, 2002 are the financial highlights of the Reorganizing Fund. ING Classic Money Market Fund ("Classic Money Market Fund"), ING High Yield Bond Fund ("High Yield Bond Fund"), ING Intermediate Bond Fund ("Intermediate Bond Fund") and ING National Tax-Exempt Bond Fund ("National Tax-Exempt Bond Fund") were originally organized as series of the Trust and were not involved in the Reorganization. Following the Reorganization, the Trust consisted of nine diversified series, each of which is discussed in this SAI.


ING FUNDS TRUST

The Trust is a Delaware business trust registered as an open-end management investment company. Funds Trust was organized on; and was established under a Trust Instrument dated, July 30, 1998. On February 28, 2001, the name of the Trust changed to "Pilgrim Funds Trust" and the names of each of the following ING Funds changed as follows:

       OLD NAME                                          NEW NAME
       ING Intermediate Bond Fund                        Pilgrim Intermediate Bond Fund
       ING High Yield Bond Fund                          Pilgrim High Yield Bond Fund
       ING National Tax-Exempt Bond Fund                 Pilgrim National Tax-Exempt Bond Fund
       ING Money Market Fund                             ING Pilgrim Money Market Fund

         On March 1, 2002, the name of the Trust changed from "Pilgrim Funds Trust" to "ING Funds Trust," and the names of each of the following ING Funds changed as follows:

       OLD NAME                                          NEW NAME
       Pilgrim Intermediate Bond Fund                    ING Intermediate Bond Fund
       Pilgrim High Yield Bond Fund                      ING High Yield Bond Fund
       Pilgrim National Tax-Exempt Bond Fund             ING National Tax-Exempt Bond Fund
       ING Pilgrim Money Market Fund                     ING Classic Money Market Fund

         HIGH YIELD OPPORTUNITY FUND, MONEY MARKET FUND AND STRATEGIC BOND FUND. Prior to the Reorganization, High Yield Opportunity Fund, Money Market Fund and Strategic Bond Fund were series of ING Mutual Funds ("Mutual Funds"). Mutual Funds is a Delaware business trust registered as an open-end management investment company. Mutual Funds was organized in 1992. Prior to a reorganization, which became effective on July 24, 1998, Mutual Funds offered shares in a number of separate portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust. This reorganization eliminated this two-tiered "master-feeder" structure.

         On March 15, 1999, the names of the series that were formerly part of Mutual Funds changed as follows:

       OLD NAME                                          NEW NAME
       Nicholas-Applegate High Yield Bond Fund           Pilgrim High Yield Fund II
       Nicholas-Applegate High Quality Bond Fund         Pilgrim High Quality Bond Fund

         On May 24, 1999, the name of the Pilgrim High Quality Bond Fund changed to "Pilgrim Strategic Income Fund."

         On March 1, 2002, the names of the series that were formerly part of Mutual Funds changed as follows:

       OLD NAME                                          NEW NAME
       Pilgrim High Yield Fund II                        ING High Yield Opportunity Fund
       Pilgrim Strategic Income Fund                     ING Strategic Income Fund
       Pilgrim Money Market Fund                         ING Money Market Fund

         On September 23, 2002, the name of the Strategic Income Fund changed to "Strategic Bond Fund."

         GNMA INCOME FUND. Prior to the Reorganization, GNMA Income Fund was the sole series of ING GNMA Income Fund, Inc. ING GNMA Income Fund, Inc. was a Maryland corporation registered as an open-end management investment company. The Fund was organized on August 15, 1973 under the name of "Lexington Income Fund." On December 22, 1980, the Fund changed its name to "Lexington GNMA Income Fund"; on July 26, 2000, to "Pilgrim GNMA Income Fund"; and on March 1, 2002, to "ING GNMA Income Fund."

         LEXINGTON MONEY MARKET TRUST. Prior to the Reorganization, Lexington Money Market Trust was a Massachusetts business trust registered as an open-end, diversified management investment company. Lexington Money Market Trust was organized on June 30, 1977 under the name of "Banner Redi-Resources Trust." Its name was changed on March 2, 1979 from "Banner Redi-Resources Trust" to "Lexington Money Market Trust," and on March 1, 2002, to "ING Lexington Money Market Trust."

                           MANAGEMENT OF THE ING FUNDS

MANAGEMENT OF THE ING FUNDS

         Set forth in the table below is information about each Trustee of the ING Funds.


                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                              POSITION(S)  TERM OF OFFICE                                      FUND COMPLEX
                                 HELD      AND LENGTH OF       PRINCIPAL OCCUPATION(S) -       OVERSEEN BY   OTHER DIRECTORSHIPS
  NAME, ADDRESS AND AGE        WITH FUND   TIME SERVED(1)      DURING THE PAST 5 YEARS           TRUSTEE     HELD BY TRUSTEE
  ---------------------        ---------   --------------      -----------------------           -------     ---------------
INDEPENDENT TRUSTEES

PAUL S. DOHERTY                  Trustee   February 2001 -  Mr. Doherty is President and           106       Trustee, ING
7337 E. Doubletree Ranch Rd.               Present          Partner, Doherty, Wallace,                       Investors Trust
Scottsdale, Arizona 85258                                   Pillsbury and Murphy, P.C.,
Date of Birth:  04/28/1934                                  Attorneys (1996 - Present);
                                                            Director, Tambrands, Inc. (1993
                                                            - 1998); and Trustee of each of
                                                            the funds managed by Northstar
                                                            Investment Management
                                                            Corporation (1993 - 1999).

J. MICHAEL EARLEY                Trustee   February 2002 -  President and Chief Executive          106       Trustee, ING
7337 E. Doubletree Ranch Rd.               Present          Officer, Bankers Trust Company,                  Investors Trust
Scottsdale, Arizona 85258                                   N.A. (1992 - Present).
Date of Birth:  05/02/1945

R. BARBARA GITENSTEIN            Trustee   February 2002 -  President, College of New              106       Trustee, ING
7337 E. Doubletree Ranch Rd.               Present          Jersey (1999 - Present).                         Investors Trust
Scottsdale, Arizona 85258                                   Formerly, Executive Vice
Date of Birth:  02/18/1948                                  President and Provost, Drake
                                                             University (1992 - 1998).


WALTER H. MAY                    Trustee   February 2001 -  Retired.  Formerly, Managing           106       Trustee, ING
7337 E. Doubletree Ranch Rd.               Present          Director and Director of                         Investors Trust and
Scottsdale, Arizona 85258                                   Marketing, Piper Jaffray, Inc.;                  Best Prep Charity
Date of Birth:  12/21/1936                                  Trustee of each of the funds
                                                            managed by Northstar Investment
                                                            Management Corporation (1996 -
                                                            1999).

JOCK PATTON                      Trustee   February 2001 -  Private Investor (June 1997 -          106       Trustee, ING Investors
7337 E. Doubletree Ranch Rd.               Present          Present). Formerly, Director and                 Trust; Director,
Scottsdale, Arizona 85258                                   Chief Executive Officer, Rainbow                 Hypercom, Inc.; JDA
Date of Birth:  12/11/1945                                  Multimedia Group, Inc. (January                  Software Group, Inc.;
                                                            1999 - December 2001); Director                  Buick of Scottsdale,
                                                            of Stuart Entertainment, Inc.;                   Inc.; National
                                                            Director of Artisoft, Inc. (1994                 Airlines, Inc..
                                                            - 1998).

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                              POSITION(S)  TERM OF OFFICE                                      FUND COMPLEX
                                 HELD      AND LENGTH OF       PRINCIPAL OCCUPATION(S) -       OVERSEEN BY   OTHER DIRECTORSHIPS
  NAME, ADDRESS AND AGE        WITH FUND   TIME SERVED(1)      DURING THE PAST 5 YEARS           TRUSTEE     HELD BY TRUSTEE
  ---------------------        ---------   --------------      -----------------------           -------     ---------------
DAVID W.C. PUTNAM                Trustee   February 2001 -  President and Director, F.L.           106       Trustee, ING Investors
7337 E. Doubletree Ranch Rd.               Present          Putnam Securities Company, Inc.                  Trust, Anchor
Scottsdale, Arizona 85258                                   and its affiliates; President,                   International Bond
Date of Birth:  10/08/1939                                  Secretary and Trustee, The                       Trust; F.L. Putnam
                                                            Principled Equity Market Fund.                   Foundation; Progressive
                                                            Formerly, Trustee, Trust Realty                  Capital Accumulation
                                                            Corp.; Anchor Investment Trust;                  Trust; Principled
                                                            Bow Ridge Mining Company and                     Equity Market Fund,
                                                            each of the funds managed by                     Mercy Endowment
                                                            Northstar Investment Management                  Foundation; Director,
                                                            Corporation (1994 - 1999).                       F.L. Putnam Investment
                                                                                                             Management Company;
                                                                                                             Asian American Bank and
                                                                                                             Trust Company; and
                                                                                                             Notre Dame Health Care
                                                                                                             Center F.L. Putnam
                                                                                                             Securities Company,
                                                                                                             Inc.; and an Honorary
                                                                                                             Trustee, Mercy
                                                                                                             Hospital.

BLAINE E. RIEKE                  Trustee   October 1998 -   General Partner, Huntington            106       Trustee, ING Investors
7337 E. Doubletree Ranch Rd.               Present          Partners (January 1997 -                         Trust and Morgan Chase
Scottsdale, Arizona 85258                                   Present). Chairman of the Board                  Trust Co..
Date of Birth:  09/10/1933                                  and Trustee of each of the funds
                                                            managed by ING Investment
                                                            Management Co. LLC (November
                                                            1998 - February 2001).

ROGER B. VINCENT                 Trustee   February 2002 -  President, Springwell                  106       Trustee, ING Investors
7337 E. Doubletree Ranch Rd.               Present          Corporation (1989 - Present).                    Trust; and Director,
Scottsdale, Arizona 85258                                   Formerly, Director, Tatham                       AmeriGas Propane, Inc..
Date of Birth:  08/26/1945                                  Offshore, Inc. (1996 - 2000).

RICHARD A. WEDEMEYER             Trustee   October 1998 -   Retired. Mr. Wedemeyer was             106       Trustee, ING Investors
7337 E. Doubletree Ranch Rd.               Present          formerly Vice President -                        Trust and Touchstone
Scottsdale, Arizona 85258                                   Finance and Administration,                      Consulting Group.
Date of Birth:  03/23/1936                                  Channel Corporation (June 1996 -
                                                            April 2002). Formerly, Vice
                                                            President, Operations and
                                                            Administration, Jim Henson
                                                            Productions (1979 - 1997);
                                                            Trustee, First Choice Funds
                                                            (1997 - 2001); and of each of
                                                            the funds managed by ING
                                                            Investment Management Co. LLC
                                                            (1998 - 2001).

TRUSTEES WHO ARE "INTERESTED
PERSONS"

THOMAS J. MCINERNEY(2)           Trustee   February 2001 -  Chief Executive Officer, ING           161       Director, Hemisphere,
7337 E. Doubletree Ranch Rd.               Present          U.S. Financial Services                          Inc.; Trustee, ING
Scottsdale, Arizona 85258                                   (September 2001 - Present);                      Investors Trust;
Date of Birth:  05/05/1956                                  General Manager and Chief                        Equitable Life
                                                            Executive Officer, ING U.S.                      Insurance Co., Golden
                                                            Worksite Financial Services                      American Life Insurance
                                                            (December 2000 - Present);                       Co., Life Insurance
                                                            Member, ING Americas Executive                   Company of Georgia,
                                                            Committee (2001 - Present);                      Midwestern United Life
                                                            President, Chief Executive                       Insurance Co.,
                                                            Officer and Director of Northern                 ReliaStar Life
                                                            Life Insurance Company (March                    Insurance Co., Security
                                                            2001 - October 2002), ING Aeltus                 Life of Denver,
                                                            Holding Company, Inc. (2000 -                    Security Connecticut
                                                            Present), ING Retail Holding                     Life Insurance Co.,
                                                            Company (1998 - Present), ING                    Southland Life
                                                            Life Insurance and Annuity                       Insurance Co., USG
                                                            Company                                          Annuity and Life
                                                                                                             Company, and United
                                                                                                             Life and Annuity
                                                                                                             Insurance

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                              POSITION(S)  TERM OF OFFICE                                      FUND COMPLEX
                                 HELD      AND LENGTH OF       PRINCIPAL OCCUPATION(S) -       OVERSEEN BY   OTHER DIRECTORSHIPS
  NAME, ADDRESS AND AGE        WITH FUND   TIME SERVED(1)      DURING THE PAST 5 YEARS           TRUSTEE     HELD BY TRUSTEE
  ---------------------        ---------   --------------      -----------------------           -------     ---------------
                                                            (September 1997 - Present) and                   Co. Inc; Director,
                                                            ING Retirement Holdings, Inc.                    Ameribest Life
                                                            (1997 - Present). Formerly,                      Insurance Co.,;
                                                            General Manager and Chief                        Director, First
                                                            Executive Officer, ING Worksite                  Columbine Life
                                                            Division (December 2000 -                        Insurance Co; Member of
                                                            October 2001), President,                        the Board, National
                                                            ING-SCI, Inc. (August 1997 -                     Commission on
                                                            December 2000); President, Aetna                 Retirement Policy,
                                                            Financial Services (August 1997                  Governor's Council on
                                                            - December 2000).                                Economic
                                                                                                             Competitiveness and
                                                                                                             Technology of
                                                                                                             Connecticut,
                                                                                                             Connecticut Business
                                                                                                             and Industry
                                                                                                             Association, Bushnell;
                                                                                                             Connecticut Forum;
                                                                                                             Metro Hartford Chamber
                                                                                                             of Commerce; and is
                                                                                                             Chairman, Concerned
                                                                                                             Citizens for Effective
                                                                                                             Government.

JOHN G. TURNER(3)             Chairman     February 2001 -  Chairman, Hillcrest Capital            106       Trustee, ING Investors
7337 E. Doubletree Ranch Rd.  and Trustee  Present          Partners (May 2002-Present);                     Trust; Director,Hormel
Scottsdale, Arizona 85258                                   President, Turner Investment                     Foods Corporation;
Date of Birth:  10/03/1939                                  Company (January 2002 -                          Shopko Stores, Inc.;
                                                            Present). Mr. Turner was                         and M.A. Mortenson
                                                            formerly Vice Chairman of ING                    Company).
                                                            Americas (2000 - 2002); Chairman
                                                            and Chief Executive Officer of
                                                            ReliaStar Financial Corp. and
                                                            ReliaStar Life Insurance Company
                                                            (1993 - 2000); Chairman of
                                                            ReliaStar United Services Life
                                                            Insurance Company (1995 - 1998);
                                                            Chairman of ReliaStar Life
                                                            Insurance Company of New York
                                                            (1995 - 2001); Chairman of
                                                            Northern Life Insurance Company
                                                            (1992 - 2001); Chairman and
                                                            Trustee of the Northstar
                                                            affiliated investment companies
                                                            (1993 - 2001) and Director,
                                                            Northstar Investment Management
                                                            Corporation and its affiliates
                                                            (1993 - 1999 ).



(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy discussed below.


(2) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC

(3) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

OFFICERS

         Information about the ING Funds' officers are set forth in the table below:

                                     POSITIONS HELD         TERM OF OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S) DURING
  NAME, ADDRESS AND AGE              WITH THE FUND             OF TIME SERVED (1)(2)               THE LAST FIVE YEARS (3)
  ---------------------              -------------             ---------------------               -----------------------
JAMES M. HENNESSY             President, Chief Executive    March 2002 - Present        President and Chief Executive Officer, ING
7337 E. Doubletree Ranch Rd.  Officer and Chief Operating   (For the ING Funds)         Capital Corporation, LLC, ING Funds
Scottsdale, Arizona 85258     Officer                                                   Services, LLC, ING Advisors, Inc., ING
Date of Birth:  04/09/1949                                                              Investments, LLC, Lexington Funds
                              President, Chief Executive    February 2001 - March 2002  Distributor, Inc., Express America T.C.,
                              Officer and Chief Operating   (For the Pilgrim Funds)     Inc. and EAMC Liquidation Corp. (December
                              Officer                                                   2001 - Present); Executive Vice President
                                                                                        and Chief Operating Officer and ING Funds
                              Chief Operating Officer       June 2000 - February 2001   Distributor, LLC (June 2000 - Present).
                                                            (For the Pilgrim Funds)     Formerly, Executive Vice President and
                                                                                        Chief Operating Officer, ING Quantitative
                                                                                        Management, Inc. (October 2001 - September
                                                                                        2002), Senior Executive Vice President
                                                                                        (June 2000 - December 2000) and Secretary
                                                                                        (April 1995 - December 2000), ING Capital
                                                                                        Corporation, LLC, ING Funds Services, LLC,
                                                                                        ING Investments, LLC, ING Advisors, Inc.,
                                                                                        Express America T.C., Inc. and EAMC
                                                                                        Liquidation Corp.; Executive Vice
                                                                                        President, ING Capital Corporation, LLC and
                                                                                        its affiliates (May 1998 - June 2000); and
                                                                                        Senior Vice President, ING Capital
                                                                                        Corporation, LLC and its affiliates (April
                                                                                        1995 - April 1998).


STANLEY D. VYNER              Executive Vice President      March 2002 - Present        Executive Vice President, ING Advisors,
7337 E. Doubletree Ranch Rd.                                (For the ING Funds)         Inc. and ING Investments, LLC (July 2000 -
Scottsdale, Arizona 85258                                                               Present) and Chief Investment Officer of
Date of Birth:  05/14/1950                                  July 1996 - March 2002      the International Portfolios, ING
                                                            (For the international      Investments, LLC (July 1996 - Present).
                                                            portfolios of the           Formerly, President and Chief Executive
                                                            Pilgrim Funds)              Officer, ING Investments, LLC (August 1996
                                                                                        - August 2000).

MICHAEL J. ROLAND             Executive Vice President,     March 2002 - Present        Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.  Assistant Secretary and       (For the ING Funds)         Officer and Treasurer, ING Funds Services,
Scottsdale, Arizona 85258     Principal Financial Officer                               LLC, ING Funds Distributor, LLC, ING
Date of Birth:  05/30/1958                                                              Advisors, Inc., ING Investments, LLC, Inc.,
                              Senior Vice President and     June 1998 - March 2002      Lexington Funds Distributor, Inc., Express
                              Principal Financial Officer   (For the Pilgrim Funds)     America T.C., Inc. and EAMC Liquidation
                                                                                        Corp. (December 2001 - Present). Formerly,
                              Chief Financial Officer       December 2002 - Present     Executive Vice President, Chief Financial
                                                            (For the IPI Funds)         Officer and Treasurer ING Quantitative
                                                                                        Management (December 2001 - September
                                                                                        2002), Senior Vice President, ING Funds
                                                                                        Services, LLC, ING Investments, LLC and ING
                                                                                        Funds Distributor, LLC (June 1998 -
                                                                                        December 2001) and Chief Financial Officer
                                                                                        of Endeavor Group (April 1997 - June 1998).

                                     POSITIONS HELD         TERM OF OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S) DURING
  NAME, ADDRESS AND AGE              WITH THE FUND             OF TIME SERVED (1)(2)               THE LAST FIVE YEARS (3)
  ---------------------              -------------             ---------------------               -----------------------
ROBERT S. NAKA                Senior Vice President and     March 2002 - Present        Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.  Assistant Secretary           (For the ING Funds)         Secretary, ING Funds Services, LLC, ING
Scottsdale, Arizona 85258                                                               Funds Distributor, LLC, ING Advisors, Inc.,
Date of Birth:  06/17/1963    Senior Vice President and     November 1999 - March 2002  ING Capital Corporation, LLC, ING
                              Assistant Secretary           (For the Pilgrim Funds)     Investments, LLC (October 2001 - Present)
                                                                                        and Lexington Funds Distributor, Inc.
                              Assistant Secretary           July 1996 - November 1999   (December 2001 - Present). Formerly, Senior
                                                            (For the Pilgrim Funds)     Vice President and Assistant Secretary, ING
                                                                                        Quantitative Management, Inc. (October 2001
                                                                                        - September 2002), Vice President, ING
                                                                                        Investments, LLC (April 1997 - October
                                                                                        1999), ING Funds Services, LLC (February
                                                                                        1997 - August 1999) and Assistant Vice
                                                                                        President, ING Funds Services, LLC (August
                                                                                        1995 - February 1997).


ROBYN L. ICHILOV              Vice President and Treasurer  March 2002 - Present        Vice President, ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.                                (For the ING Funds)         (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                               Investments, LLC (August 1997 - Present);
Date of Birth:  09/25/1967    Vice President and Treasurer  May 1998 - March 2002       Accounting Manager, ING Investments, LLC
                                                            (For the Pilgrim Funds)     (November 1995 - Present).

                              Vice President                November 1997 - May 1998
                                                            (For the Pilgrim Funds)

KIMBERLY A. ANDERSON          Vice President and Secretary  March 2002 - Present        Vice President and Secretary, ING Funds
7337 E. Doubletree Ranch Rd.                                (For the ING Funds)         Services, LLC, ING Funds Distributor, LLC,
Scottsdale, Arizona 85258                                                               ING Advisors, Inc., ING Investments, LLC
Date of Birth: 07/25/1964                                   February 2001 - March 2002  (October 2001 - Present) and Lexington
                                                            (For the Pilgrim Funds)     Funds Distributor, Inc. (December 2001 -
                                                                                        Present). Formerly, Vice President, ING
                                                                                        Quantitative Management, Inc. (October 2001
                                                                                        - September 2002); Assistant Vice
                                                                                        President, ING Funds Services, LLC
                                                                                        (November 1999 - January 2001) and has held
                                                                                        various other positions with ING Funds
                                                                                        Services, LLC for more than the last five
                                                                                        years.

LAUREN D. BENSINGER           Vice President                February 2003 - Present     Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                (For the ING Funds)         Officer, ING Funds Distributor, LLC (July,
Scottsdale, Arizona 85258                                                               1995 to Present).; Vice President
Date of Birth:  02/06/1954                                                              (February, 1996 to Present) and Chief
                                                                                        Compliance Officer (October, 2001 to
                                                                                        Present) ING Investments, LLC; Vice
                                                                                        President and Chief Compliance Officer, ING
                                                                                        Advisors, Inc. (July 2000 to Present),
                                                                                        Formerly, Vice President and Chief
                                                                                        Compliance Officer, ING Quantitative
                                                                                        Management, Inc. (July 2000 to September
                                                                                        2002) and Vice President ING Fund Services,
                                                                                        LLC (July 1995 to Present).

                                     POSITIONS HELD         TERM OF OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S) DURING
  NAME, ADDRESS AND AGE              WITH THE FUND             OF TIME SERVED (1)(2)               THE LAST FIVE YEARS (3)
  ---------------------              -------------             ---------------------               -----------------------
MARIA M. ANDERSON             Assistant Vice President      April 2002 - Present        Assistant Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                (For certain ING Funds)     Services, LLC (October 2001 - Present).
Scottsdale, Arizona 85258                                                               Formerly, Manager of Fund Accounting and
Date of Birth:  05/29/1958                                  March 2002 - April 2002     Fund Compliance, ING Investments, LLC
                                                            (For certain ING Funds)     (September 1999 - November 2001); Section
                                                                                        Manager of Fund Accounting, Stein Roe
                                                            August 2001 - March 2002    Mutual Funds (July 1998 - August 1999); and
                                                            (For the Pilgrim Funds)     Financial Reporting Analyst, Stein Roe
                                                                                        Mutual Funds (August 1997 - July 1998).

TODD MODIC                    Assistant Vice President      April 2002 - Present        Vice President of Financial Reporting -
7337 E. Doubletree Ranch Rd.                                (For certain ING Funds)     Fund Accounting of ING Fund Services, LLC
Scottsdale, Arizona 85258                                                               (September 2002 - Present); Director of
Date of Birth:  11/03/1967                                  March 2002 - Present        Financial Reporting, ING Investments, LLC
                                                            (For certain ING Funds)     (March 2001 - September 2002). Formerly,
                                                                                        Director of Financial Reporting, Axient
                                                            August 2001 - March 2002    Communications, Inc. (May 2000 - January
                                                            (For the Pilgrim Funds)     2001) and Director of Finance, Rural/Metro
                                                                                        Corporation (March 1995 - May 2000).

SUSAN P. KINENS               Assistant Vice President and  February 2003 - Present     Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.  Assistant Secretary           (For the ING Funds)         Secretary, ING Funds Services, LLC
Scottsdale, Arizona 85258                                                               (December 2002 - Present); and has held
Date of Birth:  12/31/1976                                                              various other positions with ING Funds
                                                                                        Services, LLC for the last five years.

(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the fund complex and the name of the fund complex name changed to "ING Funds.

(3) The following documents the evolution of the name of each ING corporate entity referenced in the above biographies:

ING Investments, LLC (March 2002 - name changed from ING Pilgrim Investments,
  LLC)
    ING Mutual Funds Management Co., LLC (April 2001 - merged into ING
      Pilgrim Investments, LLC)
    ING Pilgrim Investments, Inc. (February 2001 - merged into ING Pilgrim
      Investments, LLC)
    ING Pilgrim Investments, LLC (February 2001 - formed)
    ING Pilgrim Investments, Inc. (September 2000 - name changed from Pilgrim
      Investments, Inc.)
    Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim Investments,
      Inc.)
    Pilgrim Investments, Inc. (October 1998 - name changed from Pilgrim America
      Investments, Inc.)
    Pilgrim America Investments, Inc. (April 1995 - name changed from Newco
      Advisory Corporation)
    Newco Advisory Corporation (December 1994 - incorporated)

ING Funds Services, LLC (March 2002 - name changed from ING Pilgrim Group, LLC)
    ING Pilgrim Group, Inc. (February 2001 - merged into Pilgrim Group LLC)
    ING Pilgrim Group, LLC (February 2001 - formed)
    ING Pilgrim Group, Inc. (September 2000 - name changed from Pilgrim Group,
      Inc.)
    Lexington Global Asset Managers, Inc. (July 2000 - merged into Pilgrim
      Group, Inc.)
    Northstar Administrators, Inc. (November 1999 - merged into Pilgrim Group,
      Inc.)
    Pilgrim Group, Inc. (October 1998 - name changed from Pilgrim American
      Group, Inc.)
    Pilgrim America Group, Inc. (April 1995 - name changed from Newco Holdings
      Management Corporation)
    Newco Holdings Management Corporation (December 1994 - incorporated)

    **Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar
      Investment Management Corporation)

ING Funds Distributor, LLC.  (October 2002)
    ING Funds Distributor, Inc. (October 2002 - merged into ING Funds
      Distributor, LLC)
    ING Funds Distributor, LLC (October 2002 - formed)
    ING Pilgrim Securities, Inc. (September 2000 - name changed from Pilgrim
      Securities, Inc.)
    Northstar Distributors Inc. (November 1999 - merged into Pilgrim Securities,
      Inc.)
    Pilgrim Securities, Inc.  (October 1998 - name changed from Pilgrim America
      Securities, Inc.)
    Pilgrim America Securities, Inc. (April 1995 - name changed from Newco
      Distributors Corporation)
    Newco Distributors Corporation (December 1994 -incorporated)

ING Capital Corporation, LLC (March 2002 - name changed from ING Pilgrim Capital
  Corporation, LLC)
    INGPilgrim Capital Corporation (February 2001 - merged into ING Pilgrim
      Capital Corporation, LLC)
    ING Pilgrim Capital Corporation, LLC (February 2001 - formed)
    ING Pilgrim Capital Corporation (September 2000 - name changed from Pilgrim
      Capital Corporation)
    Pilgrim Capital Corporation (February 2000 - name changed from Pilgrim
      Holdings Corporation)
    Pilgrim Holdings Corporation (October 1999 - name changed from Northstar
      Holdings, Inc.)
    Northstar Holdings, Inc. (October 1999 - merged into Pilgrim Capital
      Corporation)
    Pilgrim Capital Corporation (June 1999 - name changed from Pilgrim America
      Capital Corporation)
    Pilgrim Capital Corporation (June 1999 - merged into Pilgrim America Capital
      Corporation)
    Pilgrim America Capital Corporation (April 1997 - incorporated)

ING Advisors, Inc. (March 2002 - name changed from ING Pilgrim Advisors, Inc.)
    ING Pilgrim Advisors, Inc. (March 2001 - name changed from ING Lexington
      Management Corporation)
    ING Lexington Management Corporation (October 2000 - name changed from
      Lexington Management Corporation)
    Lexington Management Corporation (December 1996 - incorporated)

ING Quantitative Management, Inc. (September 2002 - Dissolved)
    ING Quantitative Management, Inc. (March 2002 - name changed from ING
      Pilgrim Quantitative Management, Inc.)
    ING Pilgrim Quantitative Management, Inc. (March 2001 - name changed from
      Market Systems Research Advisors)
    Market Systems Research Advisors, Inc. (November 1986 - incorporated)

BOARD



      The Board governs each Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.


Committees


      An Executive Committee of the Board was formed in order to act on behalf of the full Board between meetings when necessary. The Committee currently consists of two Independent Trustees and two Trustees who are "interested persons," as defined in the 1940 Act: Messrs. Turner, McInerney, May and Patton. Mr. Turner serves as Chairman of the Committee. The Executive Committee held five (5) meetings during the fiscal year ended March 31, 2003.



      The Board has an Audit Committee whose function is to meet with the independent auditors of the Trust to review the scope of the Trust's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four Independent Trustees: Messrs. Earley, Rieke, Vincent, and Putnam. Mr. Earley serves as Chairman of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended March 31, 2003.



      The Board has a Valuation and Proxy Voting Committee (formerly the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Funds for which market value quotations are not readily available and, beginning in July 2003, overseeing management's administration of proxy voting. The Committee currently consists of five Independent Trustees: Messrs. May, Doherty, Patton, and Wedemeyer and Dr. Gitenstein. Mr. Patton serves as Chairman of the Committee. The Valuation and Proxy Voting Committee held four (4) meetings during the fiscal year ended March 31, 2003 (while it was the Valuation Committee).






      The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Nominating Committee currently consists of four Independent Trustees: Dr. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee did not hold a meeting during the fiscal year ended March 31, 2003.



      The Board has established an Investment Review Committee whose function is to monitor the investment performance of the Fixed Income ING Funds and to make recommendations to the Board with respect to the Fixed Income ING Funds. The Committee for the Fixed Income ING Funds currently consists of five Independent Trustees and one Trustee who is an "interested person," as defined in the 1940
Act: Dr. Gitenstein and Messrs. Doherty, McInerney, Wedemeyer, Patton and May. Mr. Wedemeyer serves as Chairman of the Committee. The Committee was established on February 26, 2002. The Investment Review Committee held four (4) meetings during the fiscal year ended March 31, 2003.

TRUSTEE OWNERSHIP OF SECURITIES

      Share Ownership Policy

      In order to further align the interests of the Independent Trustees with shareholders, it is the policy to own beneficially shares of one or more ING Funds at all times. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.

      Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy.

      Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2002.


                               GNMA      MONEY       NATIONAL                    CLASSIC        HIGH YIELD
                              INCOME     MARKET     TAX-EXEMPT  INTERMEDIATE      MONEY        OPPORTUNITY    HIGH YIELD
     NAME OF TRUSTEES          FUND       FUND      BOND FUND     BOND FUND     MARKET FUND        FUND       BOND FUND
     ----------------          ----       ----      ---------     ---------     -----------        ----       ---------
INDEPENDENT TRUSTEES
Paul S. Doherty                None       None        None          None            None           None          None
J. Michael Earley(1)           None       None        None          None            None           None          None
R. Barbara Gitenstein(1)       None       None        None          None            None           None          None
Walter H. May                  None       None        None          None            None           None          None
Jock Patton                    None       None        None          None            None       $1 - $10,000      None
David W. C. Putnam             None       None        None          None            None           None          None
Blaine E. Rieke                None       None        None          None            None           None          None
Roger B. Vincent(1)            None       None        None          None            None           None          None
Richard A. Wedemeyer         $10,001      None        None          None            None           None          None
                                -
                             $50,000
TRUSTEES WHO ARE
"INTERESTED PERSONS"
Thomas J. McInerney            None       None        None          None            None           None          None
John G. Turner                 None       None        None          None            None         $10,001 -       None
                                                                                                 $50,000



                                                          AGGREGATE DOLLAR
                                                           RANGE OF EQUITY
                                                          SECURITIES IN ALL
                                                              REGISTERED
                                                              INVESTMENT
                              LEXINGTON                  COMPANIES OVERSEEN
                                MONEY                      BY TRUSTEE IN
                                MARKET      STRATEGIC         FAMILY OF
     NAME OF TRUSTEES           TRUST       BOND FUND    INVESTMENT COMPANIES
     ----------------           -----       ---------    --------------------
INDEPENDENT TRUSTEES
Paul S. Doherty                  None          None       $50,001 - $100,000
J. Michael Earley(1)             None          None              None
R. Barbara Gitenstein(1)         None          None       $10,001 - $50,000
Walter H. May                    None          None         0ver $100,000
Jock Patton                      None          None       $50,001 - $100,000
David W. C. Putnam               None          None         0ver $100,000
Blaine E. Rieke                  None          None       $50,001 - $100,000
Roger B. Vincent(1)              None          None         0ver $100,000
Richard A. Wedemeyer             None          None       $10,001 - $50,000

TRUSTEES WHO ARE
"INTERESTED PERSONS"
Thomas J. McInerney              None          None       $50,001 - $100,000
John G. Turner                   None          None         0ver $100,000

                               GNMA      MONEY       NATIONAL                    CLASSIC        HIGH YIELD
                              INCOME     MARKET     TAX-EXEMPT  INTERMEDIATE      MONEY        OPPORTUNITY    HIGH YIELD
     NAME OF TRUSTEES          FUND       FUND      BOND FUND     BOND FUND     MARKET FUND        FUND       BOND FUND
     ----------------          ----       ----      ---------     ---------     -----------        ----       ---------
John G. Turner                 None       None        None          None            None         $10,001 -       None
                                                                                                 $50,000



                                                          AGGREGATE DOLLAR
                                                           RANGE OF EQUITY
                                                          SECURITIES IN ALL
                                                              REGISTERED
                                                              INVESTMENT
                              LEXINGTON                  COMPANIES OVERSEEN
                                MONEY                      BY TRUSTEE IN
                                MARKET      STRATEGIC         FAMILY OF
     NAME OF TRUSTEES           TRUST       BOND FUND    INVESTMENT COMPANIES
     ----------------           -----       ---------    --------------------
John G. Turner                   None          None         0ver $100,000



(1)   Commenced service as a Trustee on February 26, 2002.

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES

         Share Ownership Policy

         Set forth in the table below is information regarding each Independent Trustee's (and his or her immediate family members') share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies) as of December 31, 2002.


                                 NAME OF OWNERS AND                                       VALUE OF       PERCENTAGE
     NAME OF TRUSTEE           RELATIONSHIP TO TRUSTEE      COMPANY    TITLE OF CLASS    SECURITIES       OF CLASS
     ---------------           -----------------------      -------    --------------    ----------       --------
Paul S. Doherty                          N/A                  N/A           N/A              $0              N/A
J. Michael Earley(1)(1)                  N/A                  N/A           N/A              $0              N/A
R. Barbara Gitenstein(1)(1)              N/A                  N/A           N/A              $0              N/A
Walter H. May                            N/A                  N/A           N/A              $0              N/A
Jock Patton                              N/A                  N/A           N/A              $0              N/A
David W. C. Putnam                       N/A                  N/A           N/A              $0              N/A
Blaine E. Rieke                          N/A                  N/A           N/A              $0              N/A
Roger B. Vincent                         N/A                  N/A           N/A              $0              N/A
Richard A. Wedemeyer                     N/A                  N/A           N/A              $0              N/A



1.    Commenced service as a Trustee on February 26, 2002.


COMPENSATION OF TRUSTEES


         Each Fund pays each Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $40,000 (Messrs. Patton and May, as lead Trustees, receive an annual retainer of $55,000); (ii) $7,000 for each in person meeting of the Board; (iii) $2,000 per attendance of any committee meeting (Chairpersons receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the ING Funds' investment adviser for which the Trustees serve in common as Trustees.



         The following table has been provided to the Trust by ING Investments and sets forth information regarding compensation of Trustees by the Trust and other funds managed by the ING Funds' investment adviser for the fiscal year ended March 31, 2003. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Fund or any other funds managed by the ING Funds' investment adviser.

COMPENSATION TABLE


                                                                       AGGREGATE COMPENSATION FROM:
                                                   -------------------------------------------------------------------
                                                     CLASSIC                                HIGH YIELD
                                                      MONEY        GNMA      HIGH YIELD    OPPORTUNITY    INTERMEDIATE
             NAME OF PERSON, POSITION              MARKET FUND  INCOME FUND   BOND FUND        FUND         BOND FUND
             ------------------------              -----------  -----------   ---------        ----         ---------
S.M.S. Chadha(1) - Advisory Board Member                 0           761           0             0               0
Paul S. Doherty - Trustee                              1,831        3,072         179          1,184            589
Michael Earley - Trustee                               1,725        2,901         169          1,115            563
R. Barbara Gitenstein - Trustee                         815         1,509         314           634             306
R. Glenn Hilliard(2)(5) - Trustee                       N/A          N/A          N/A           N/A             N/A
Walter H. May  - Trustee                               1,933        3,247         188          1,252            622
Andrew M. McCosh(1) - Advisory Board Member              0          1,700          0             0               0
Thomas J. McInerney(2) - Trustee                        N/A          N/A          N/A           N/A             N/A
Jock Patton - Trustee                                  1,054        1,956         387           813             403
David W.C. Putnam  - Trustee                           1,576        2,639         153          1,021            500
Blaine E. Rieke  - Trustee                             1,576        2,639         153          1,021            500
John G. Turner(2)  - Trustee                            N/A          N/A          N/A           N/A             N/A
Roger B. Vincent  - Trustee                            1,619        2711          157          1,050            515
Richard A. Wedemeyer  - Trustee                         835         1,493         259           588             631



                                                          PENSION OR                          TOTAL COMPENSATION FROM
                                                     RETIREMENT BENEFITS   ESTIMATED ANNUAL     REGISTRANT AND FUND
                                                      ACCRUED AS PART OF     BENEFITS UPON        COMPLEX PAID TO
             NAME OF PERSON, POSITION                   FUND EXPENSES        RETIREMENT(3)          TRUSTEES(4)
             ------------------------                   -------------        -------------          -----------
S.M.S. Chadha(1) - Advisory Board Member                      N/A                  N/A                  10,488
Paul S. Doherty - Trustee                                     N/A                  N/A                  46,917
Michael Earley - Trustee                                      N/A                  N/A                  45,109
R. Barbara Gitenstein - Trustee                               N/A                  N/A                  48,307
R. Glenn Hilliard(2)(5) - Trustee                             N/A                  N/A                   N/A
Walter H. May  - Trustee                                      N/A                  N/A                  56,323
Andrew M. McCosh(1) - Advisory Board Member                   N/A                  N/A                  23,800
Thomas J. McInerney(2) - Trustee                              N/A                  N/A                   N/A
Jock Patton - Trustee                                         N/A                  N/A                  59,054
David W.C. Putnam  - Trustee                                  N/A                  N/A                  46,714
Blaine E. Rieke  - Trustee                                    N/A                  N/A                  46,714
John G. Turner(2)  - Trustee                                  N/A                  N/A                   N/A
Roger B. Vincent  - Trustee                                   N/A                  N/A                  47,852
Richard A. Wedemeyer  - Trustee                               N/A                  N/A                  49,445




(1)  Resigned as a Director/Trustee effective December 2001.


(2) "Interested person," as defined in the 1940 Act, of the Trust because of the affiliation with the investment adviser to the ING Funds. Officers and Trustees who are interested persons do not receive any compensation from the Funds.

(3) The ING Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.

(4)  Represents compensation from 106 funds (total in complex as of March 31,
     2003)

(5)  Retired as a Trustee effective April 30, 2003.

COMPENSATION TABLE


                                                                 AGGREGATE COMPENSATION FROM:
                                                     ----------------------------------------------------
                                                     LEXINGTON
                                                       MONEY                     NATIONAL
                                                      MARKET        MONEY       TAX-EXEMPT      STRATEGIC
             NAME OF PERSON, POSITION                  TRUST     MARKET FUND     BOND FUND      BOND FUND
             ------------------------                  -----     -----------     ---------      ---------
S.M.S. Chadha(1) - Advisory Board Member                761           0              0             761
Paul S. Doherty - Trustee                               199          267            101            188
J. Michael Earley - Trustee                             187          198            95             177
R. Barbara Gitenstein(2) - Trustee                      117          227            838            160
R. Glenn Hilliard(2)(5) - Trustee                       N/A          N/A            N/A            N/A
Walter H. May - Trustee                                 209          282            107            198
Andrew M. McCosh(1) - Advisory Board Member            1,700          0              0            1,700
Thomas J. McInerney(2) - Trustee                        N/A          N/A            N/A            N/A
Jock Patton - Trustee                                   149          284           1,022           200
David W.C. Putnam - Trustee                             171          230            87             162
Blaine E. Rieke - Trustee                               171          230            87             162
John G. Turner(2) - Trustee                             N/A          N/A            N/A            N/A
Roger B. Vincent - Trustee                              176          236            89             166
Richard A. Wedemeyer - Trustee                          131          233            544            164





                                                           PENSION OR                          TOTAL COMPENSATION FROM
                                                      RETIREMENT BENEFITS   ESTIMATED ANNUAL     REGISTRANT AND FUND
                                                       ACCRUED AS PART OF     BENEFITS UPON        COMPLEX PAID TO
             NAME OF PERSON, POSITION                    FUND EXPENSES        RETIREMENT(3)          TRUSTEES(4)
             ------------------------                    -------------        -------------          -----------
S.M.S. Chadha(1) - Advisory Board Member                      N/A                  N/A                  10,488
Paul S. Doherty - Trustee                                     N/A                  N/A                  46,917
J. Michael Earley - Trustee                                   N/A                  N/A                  45,109
R. Barbara Gitenstein(2) - Trustee                            N/A                  N/A                  48,307
R. Glenn Hilliard(2)(5) - Trustee                             N/A                  N/A                   N/A
Walter H. May - Trustee                                       N/A                  N/A                  56,323
Andrew M. McCosh(1) - Advisory Board Member                   N/A                  N/A                  23,800
Thomas J. McInerney(2) - Trustee                              N/A                  N/A                   N/A
Jock Patton - Trustee                                         N/A                  N/A                  59,054
David W.C. Putnam - Trustee                                   N/A                  N/A                  46,714
Blaine E. Rieke - Trustee                                     N/A                  N/A                  46,714
John G. Turner(2) - Trustee                                   N/A                  N/A                   N/A
Roger B. Vincent - Trustee                                    N/A                  N/A                  47,852
Richard A. Wedemeyer - Trustee                                N/A                  N/A                  49,445




(1)  Resigned as a Director/Trustee effective December 2001.


(2) "Interested person," as defined in the 1940 Act, of the Trust because of the affiliation with the investment adviser to the ING Funds. Officers and Trustees who are interested persons do not receive any compensation from the Funds.

(3) The ING Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.

(4) Represents compensation from 106 funds (total in complex as of March 31, 2003).

(5)  Retired as a Trustee effective April 30, 2003.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


         Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders. As of June 30, 2003, ING Life Insurance and Annuity Co, 151 Farmington Avenue, Hartford Connecticut 06156-0001 owned of record 36.47% and 75.77% of the ING High Yield Bond Fund and ING National Tax-Exempt Bond Fund, respectively, and therefore, is a control person of each of these Funds.



         As of June 30, 2003, the Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as set forth below. Unless otherwise indicated below, the Trusts have no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders.







-----------------------------------------------------------------------------------------------------------------------------------
FUND                                  ADDRESS                             CLASS AND TYPE        PERCENTAGE         PERCENTAGE
                                                                          OF OWNERSHIP           OF CLASS            OF FUND
-----------------------------------------------------------------------------------------------------------------------------------
ING Classic Money Market Fund       ING MONEY FUNDS*                      Class A                 88.65%              88.34%
                                    ATTN PROCASH PROCESING -15TH FL
                                    ONE PERSHING PLAZA
                                    JERSEY CITY NJ  07399-0001
-----------------------------------------------------------------------------------------------------------------------------------
ING Classic Money Market Fund       LEGG MASON WOOD WALKER INC.           Class B                 8.13%               .02%
                                    413-70459-12
                                    PO BOX 1476
                                    BALTIMORE MD  21203-1476

                                    LEGG MASON WOOD WALKER INC.           Class B                 5.29%               .01%
                                    413-70457-14
                                    PO BOX 1476
                                    BALTIMORE MD  21203-1476

                                    LEGG MASON WOOD WALKER INC.           Class B                 5.29%               .01%
                                    413-02254-12
                                    PO BOX 1476
                                    BALTIMORE MD  21203-1476

                                    LEGG MASON WOOD WALKER INC.           Class B                 5.46%               .01%
                                    413-70943-16
                                    PO BOX 1476
                                    BALTIMORE MD  21203-1476

                                    LEGG MASON WOOD WALKER INC.           Class B                 5.29%               .01%
                                    413-75896-12
                                    PO BOX 1476
                                    BALTIMORE MD  21203-1476

                                    FIRST CLEARING CORPORATION
                                    A/C 3216-9858                         Class B                 19.00%              .04%
                                    JAMES H GODWIN
                                    10 DUNNAM LN
                                    HOUSTON TX  77024-6543

-----------------------------------------------------------------------------------------------------------------------------------
ING Classic Money Market Fund       PINEVIEW MOBILE HOMES 401K SAVINGS    Class C                 85.49%              0.10%
                                    PLAN 401(K) PLAN
                                    EMPLOYEES OF PINEVIEW MOBLE HOMES
                                    PO BOX 319
                                    WATERVILLE ME  04903-0319
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FUND                                  ADDRESS                             CLASS AND TYPE        PERCENTAGE         PERCENTAGE
                                                                          OF OWNERSHIP           OF CLASS            OF FUND
-----------------------------------------------------------------------------------------------------------------------------------
ING GNMA Income Fund                CHARLES SCHWAB & CO INC               Class A                 25.36%              18.31%
                                    REINVEST ACCOUNT
                                    ATTN MUTUAL FUND DEPT
                                    101 MONTGOMERY ST
                                    SAN FRANCISCO CA  94104-4122
                                                                          Class A                 5.30%               3.83%
                                    ING LIFE INSURANCE & ANNUITY CO
                                    ATTN VALUATION UNIT- TN41
                                    151 FARMINGTON AVE
                                    HARTFORD CT  06156-001
-----------------------------------------------------------------------------------------------------------------------------------
ING GNMA Income Fund                MLPF&S FOR THE SOLE BENEFIT OF        Class B                 14.18%              2.36%
                                    ITS CUSTOMERS
                                    ATTN FUND ADMINISTRATION 97262
                                    4800 DEER LAKE DR EAST 2RD FL
                                    JACKSONVILLE FL  32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
ING GNMA Income Fund                MLPF & S FOR THE SOLE BENEFIT         Class C                 21.35%              2.13%
                                    OF THE CUSTOMERS
                                    ATTN: FUND ADMINISTRATION
                                    4800 DEER LAKE DR EAST 3RD FLOOR
                                    JACKSONVILLE FL  32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
ING GNMA Income Fund                ING NATIONAL TRUST                    Class I                 74.23%              .74%
                                    151 FARMINGTON AVE # 41
                                    HARTFORD CT  06156-0001

                                    ING LIFE INSURANCE & ANNUITY CO
                                    ATTN VALUATION UNIT- TN41             Class I                 22.97%              .28%
                                    151 FARMINGTON AVE
                                    HARTFORD CT  06156-001
-----------------------------------------------------------------------------------------------------------------------------------
ING GNMA Income Fund                WEXFORD CLEARING SERVICES             Class M                 7.12%               .00%
                                    CORP FBO ADVEST INC
                                    CUST FBO IRIS L ASTER
                                    IRA R/O
                                    16242 12TH ST
                                    WHITESTONE NY  11357-2804
                                                                          Class M                 30.06%              .03%
                                    FIRST CLEARING CORP
                                    A/C 7025-3432
                                    GERARD C REIDY IRA
                                    6 CAROL RD
                                    WESTFIELD NJ  07090-1816

                                                                          Class M                 5.90%               .00%
                                    FIRST CLEARING CORP
                                    A/C 3833-4291
                                    FRANKLIN T LINKER SR IRA
                                    1016 WOTAN RD
                                    COLUMBIA SC  29229-6548
                                                                          Class M                 5.87%               .00%
                                    UBS FINANCIAL SERVICES INC FBO
                                    UBS FINANCIAL SERVICES INC CDN
                                    FBO LARRY RANDOLPH
                                    P.O. BOX 3321,
                                    1000 HARBOR BLVD
                                    WEEHAWKEN NJ  07086-6761
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FUND                                  ADDRESS                             CLASS AND TYPE        PERCENTAGE         PERCENTAGE
                                                                          OF OWNERSHIP           OF CLASS            OF FUND
-----------------------------------------------------------------------------------------------------------------------------------
ING GNMA Income Fund                PERSHING LLC                          Class Q                 13.51%              .00%
                                    P.O. BOX 2052
                                    JERSEY CITY NJ  07303-2052

                                    WEDBUSH MORGAN SECURITIES                                     16.43%              .00%
                                    A/C 7907-9961                         Class Q
                                    1000 WILSHIRE BLVD
                                    LOS ANGELES CA  90017-2457

                                    PERSHING LLC                          Class Q                 17.07%              .00%
                                    P.O. BOX 2052
                                    JERSEY CITY NJ  07303-2052

                                    LPL FINANCIAL SERVICES
                                    A/C 1162-2605                         Class Q                 10.07%              .00%
                                    9785 TOWNE CENTRE DR
                                    SAN DIEGO CA  92121-1968

                                    LPL FINANCIAL SERVICES
                                    A/C 1993-5971                         Class Q                 6.16%               .00%
                                    9785 TOWNE CENTRE DR
                                    SAN DIEGO CA  92121-1968

                                    2054FINANCIAL SERVICES

                                    A/C 7229-2054                         Class Q                 6.44%               .00%
                                    9785 TOWNE CENTER DR.
                                    SAN DIEGO CA  92121-1968

                                    LPL FINANCIAL SERVICES
                                    A/C 5892-6058                         Class Q                 16.21%              .00%
                                    9785 TOWNE CENTRE DR
                                    SAN DIEGO CA  92121-1968
-----------------------------------------------------------------------------------------------------------------------------------
ING High Yield Bond Fund            ING LIFE INSURANCE & ANNUITY CO*      Class A                 54.30%              36.47%
                                    151 FARMINGTON AVE
                                    HARTFORD CT  06156-0001
-----------------------------------------------------------------------------------------------------------------------------------
ING High Yield Bond Fund            MLPF & S FOR THE SOLE BENEFIT         Class B                 13.83%              3.00%
                                    OF THE CUSTOMERS
                                    ATTN: FUND ADMINISTRATION
                                    4800 DEER LAKE DR EAST 3RD FLOOR
                                    JACKSONVILLE FL  32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
ING High Yield Bond Fund            MLPF & S FOR THE SOLE BENEFIT         Class C                 31.72%              3.52%
                                    OF THE CUSTOMERS
                                    ATTN: FUND ADMINISTRATION
                                    4800 DEER LAKE DR EAST 3RD FLOOR
                                    JACKSONVILLE FL  32246-6484
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FUND                                  ADDRESS                             CLASS AND TYPE        PERCENTAGE         PERCENTAGE
                                                                          OF OWNERSHIP           OF CLASS            OF FUND
-----------------------------------------------------------------------------------------------------------------------------------
ING High Yield Opportunity Fund     MERRILL LYNCH PIERCE FENNER & SMITH   Class C                 22.72%              1.79%
                                    MUTUAL FUND OPERATIONS
                                    ATTN:  BANK RECONCILIATIONS
                                    4800 DEER LAKE DR EAST
                                    JACKSONVILLE FL  32246-6486
-----------------------------------------------------------------------------------------------------------------------------------
ING High Yield Opportunity Fund     CHARLES SCHWAB & CO INC               Class Q                 98.43%              .30%
                                    101 MONTGOMERY STREET
                                    11TH FLOOR
                                    SAN FRANCISCO CA  94104-4122
-----------------------------------------------------------------------------------------------------------------------------------
ING High Yield Opportunity Fund     MERRILL LYNCH PIERCE FENNER & SMITH   Class B                 22.34%              13.20%
                                    MUTUAL FUND OPERATIONS
                                    ATTN:  BANK RECONCILIATIONS
                                    4800 DEER LAKE DR EAST
                                    JACKSONVILLE FL  32246-6486
-----------------------------------------------------------------------------------------------------------------------------------
ING High Yield Opportunity Fund     MERRILL LYNCH PIERCE FENNER & SMITH   Class A                 5.44%               1.72%
                                    MUTUAL FUND OPERATIONS
                                    ATTN:  BANK RECONCILIATIONS
                                    4800 DEER LAKE DR EAST
                                    JACKSONVILLE FL  32246-6486
-----------------------------------------------------------------------------------------------------------------------------------
ING High Yield Opportunity Fund     MLPF & S FOR THE SOLE BENEFIT         Class M                 5.87%               0.06%
                                    OF ITS CUSTOMERS
                                    ATTN FUND ADMINISTRATION
                                    4800 DEER LAKE DR E 3RD FLR
                                    JACKSONVILLE FL  32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
ING Intermediate Bond Fund          ING LIFE INSURANCE & ANNUITY CO       Class A                 9.49%               5.18%
                                    ATTN VALUATION UNIT- TN41
                                    151 FARMINGTON AVE
                                    HARTFORD CT  06156-0001

                                    MLPF & S FOR THE SOLE BENEFIT
                                    OF THE CUSTOMERS                      Class A                 20.76%              11.35%
                                    ATTN: FUND ADMINISTRATION
                                    4800 DEER LAKE DR EAST 3RD FLOOR
                                     JACKSONVILLE FL  32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
ING Intermediate Bond Fund          MLPF & S FOR THE SOLE BENEFIT         Class B                 23.28%              .04%
                                    OF THE CUSTOMERS
                                    ATTN: FUND ADMINISTRATION
                                    4800 DEER LAKE DR EAST 3RD FLOOR
                                    JACKSONVILLE FL  32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
ING Intermediate Bond Fund          MLPF & S FOR THE SOLE BENEFIT         Class C                 36.25%              7.23%
                                    OF THE CUSTOMERS
                                    ATTN: FUND ADMINISTRATION
                                    4800 DEER LAKE DR EAST 3RD FLOOR
                                    JACKSONVILLE FL  32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
ING Intermediate Bond Fund          ING NATIONAL TRUST                    Class I                 94.21%              4.58%
                                    151 FARMINGTON AVE # 41
                                    HARTFORD CT  06156-0001
-----------------------------------------------------------------------------------------------------------------------------------
ING National Tax-Exempt Bond Fund   ING LIFE INSURANCE & ANNUITY CO*      Class A                 88.73%              75.77%
                                    151 FARMINGTON AVE
                                    HARTFORD CT  06156-0001
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FUND                                  ADDRESS                             CLASS AND TYPE        PERCENTAGE         PERCENTAGE
                                                                          OF OWNERSHIP           OF CLASS            OF FUND
-----------------------------------------------------------------------------------------------------------------------------------
ING National Tax-Exempt Bond Fund   MLPF & S FOR THE SOLE BENEFIT         Class B                 27.38%              2.79%
                                    OF THE CUSTOMERS
                                    ATTN: FUND ADMINISTRATION
                                    4800 DEER LAKE DR EAST 3RD FLOOR
                                    JACKSONVILLE FL  32246-6484

                                    ESTELLE R SIMMONS TTST TTEE           Class B                 5.88%               .60%
                                    ESTELLE R SIMMONS REV TRUST
                                    UA 10 03 00
                                    RT 3 BOX 227
                                    OKEMAH OK  74859-9486
-----------------------------------------------------------------------------------------------------------------------------------
ING National Tax-Exempt Bond Fund   MLPF & S FOR THE SOLE BENEFIT                                                     .86%
                                    OF THE CUSTOMERS                      Class C
                                    ATTN: FUND ADMINISTRATION
                                    4800 DEER LAKE DR EAST 3RD FLOOR
                                    JACKSONVILLE FL  32246-6484                                   19.72%
                                                                                                                      .84%

                                    EDWIN DONALD BRODERICK JR &           Class C
                                    REGINA MARIE BRODERICK JTWROS
                                    1936 CHIPPEWA DR
                                     WHEATON IL  60187-7907                                       19.27%
                                                                                                                      .29%

                                    UBS FINANCIAL SERVICES INC FBO        Class C
                                    LARRY SCHWARTZ
                                    125 LORRAINE AVE
                                    UPPER MONTCLAIR NJ  07043-2304                                6.66%               .35%
                                                                          Class C

                                    PERSHING LLC
                                    P.O. BOX 2052
                                    JERSEY CITY, NJ  07303-2052                                   8.15%

                                    RAYMOND JAMES & ASSOC INC                                                         .48%
                                    FBO LUCZAK SUSAN                      Class C
                                    BIN #84137222
                                    880 CARILLON PKWY
                                    ST PETERSBURG FL  33716-1100                                  10.96%
                                                                                                                      .65%

                                    UBS FINANCIAL SERVICES INC FBO        Class C
                                    RAIMOND FAMILY LIMITED
                                    PARTNERSHIP DTD 2/27/02
                                    1604 FIELDSTONE LANE                                          14.86%
                                    SEWICKLEY PA  15143-9010
-----------------------------------------------------------------------------------------------------------------------------------
ING Strategic Bond Fund             LION CONNECTICUT HOLDINGS INC*        Class A                 56.15%              35.44%
                                    5780 POWERS FERRY RD NW
                                    ATLANTA GA  30327-4347
-----------------------------------------------------------------------------------------------------------------------------------
ING Strategic Bond Fund             MLPF & S FOR THE SOLE BENEFI          Class B                 35.81%              10.39%
                                    OF THE CUSTOMERS
                                    ATTN: FUND ADMINISTRATION
                                    4800 DEER LAKE DR EAST 3RD FLOOR
                                    JACKSONVILLE FL  32246-6484
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FUND                                  ADDRESS                             CLASS AND TYPE        PERCENTAGE         PERCENTAGE
                                                                          OF OWNERSHIP           OF CLASS            OF FUND
-----------------------------------------------------------------------------------------------------------------------------------
ING Strategic Bond Fund             MLPF & S FOR THE SOLE BENEFIT         Class C                 41.53%              3.17%
                                    OF THE CUSTOMERS
                                    ATTN: FUND ADMINISTRATION
                                    4800 DEER LAKE DR EAST 3RD FLOOR
                                    JACKSONVILLE FL  32246-6484
-----------------------------------------------------------------------------------------------------------------------------------
ING Strategic Bond Fund             CHARLES SCHWAB & CO INC               Class Q                 10.75%              0.02%
                                    101 MONTGOMERY STREET
                                    11TH FLOOR
                                    SAN FRANCISCO CA  94104-4122

                                    SECURITIES TRUST COMPANY CUST FBO     Class Q                 86.01%              .17%
                                    ING AMERICAS DEFERRED COMP PLAN
                                    2390 E CAMELBACK RD STE 240
                                    PHOENIX AZ  85016-3434
-----------------------------------------------------------------------------------------------------------------------------------


*  May be deemed to be a Control Person.


INVESTMENT ADVISER


         The Investment Adviser for the ING Funds is ING Investments, LLC, ("ING Investments" or "Investment Adviser"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Trustees of the ING Funds, has the overall responsibility for the management of each Fund's portfolio, subject to delegation of certain responsibilities to Aeltus Investment Management, Inc., dba ING Aeltus Investment Management, Inc. ("ING Aeltus") as the Sub-Adviser for the GNMA Income Fund, High Yield Opportunity Fund, Strategic Bond Fund, Money Market Fund and Lexington Money Market Trust; ING Investment Management, LLC ("IIM") as the Sub-Adviser for the Intermediate Bond Fund, High Yield Bond Fund, and Classic Money Market Fund, and to Furman Selz Capital Management ("FSCM") as the Sub-Adviser to the National Tax-Exempt Bond Fund. ING Investments, IIM, ING Aeltus and FSCM are all indirect, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING) ("ING"). ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.


         On February 26, 2001, the name of the Investment Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Investment Adviser changed to "ING Investments, LLC." Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the ING Funds. On April 30, 2001, IMFC, an indirect wholly owned subsidiary of ING that had been under common control with ING Investments, merged with ING Investments.


         ING Investments serves pursuant to Investment Management Agreements between ING Investments and the Trust, on behalf of each Fund. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each Fund. ING Investments has delegated certain management responsibilities to certain other investment advisers (each a "Sub-Adviser" and, collectively, the "Sub-Advisers") for each Fund , pursuant to a sub-advisory agreement (each a "Sub-Advisory Agreement" and, collectively, the "Sub-Advisory Agreements"). ING Investments, as Investment Adviser, oversees the investment management of the Sub-Advisers for the ING Funds.

      The Investment Management Agreements require the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to each Fund and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. The Investment Management Agreements provide that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreements.



      After an initial term, the Investment Management Agreements and Sub-Advisory Agreements continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.



      In connection with their deliberations relating to each Fund's current Investment Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered information that had been provided by ING Investments and the Sub-Advisers to the Funds that engage them. In considering the Investment Management Agreements and Sub-Advisory Agreements, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board in reviewing the Investment Management Agreement included, but were not limited to, the following: (1) the performance of each Fund compared to performance of a peer group of funds; (2) the nature and quality of the services provided by ING Investments to the Funds; (3) the fairness of the compensation under the Investment Management Agreements in light of the services provided to the Funds;
(4) the profitability to ING Investments from the Investment Management Agreement; (5) the personnel, including portfolio managers, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; (6) the expenses borne by the Funds and a comparison of each Fund's fees and expenses to those of a peer group of funds; and (7) ING Investments' compliance capabilities and efforts on behalf of each Fund. The Board also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.



      In approving each Investment Management Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling. The Board concluded that the fees to be paid to ING Investments are reasonable in relation to the services to be rendered, and that the anticipated expenses to be borne by the shareholders were reasonable. The Board further determined that the contractual arrangements offer an appropriate means for the Funds to obtain high quality portfolio management services in furtherance of the Funds' objectives, and to obtain other appropriate services for the Funds.



      The factors considered by the Board in reviewing the Sub-Advisory Agreements for IIM and FSCM included, but were not limited to the following: (1) the performance of the Funds; (2) the nature and quality of the services provided by the Sub-Advisers; (3) the fairness of the compensation under the Sub-Advisory Agreements in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each Sub-Adviser; and (5) the costs for the services of the Sub-Adviser. The Board also considered the advisory fee retained by ING Investments for its services to sub-advised Funds.



      Prior to August 1, 2003, the GNMA Income, High Yield Opportunity, Money Market and Strategic Bond Funds where directly managed by the Investment Adviser. ING has undertaken an internal reorganization that, among other things, integrated its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. On August 1, 2003, ING Aeltus became the sub-adviser to the GNMA Income, High Yield Opportunity, Money Market and Strategic Bond Funds. One of the primary purposes of the integration plan is to use the resources of several ING Groep N. V. companies to promote consistently high levels of performance in terms of investment standards, research, policies and procedures from the portfolio management functions related to the Funds. As a result of this integration plan the operational and supervisory functions related to the Funds were separated from the portfolio management functions related to the Funds, with the former continuing to be provided by the Investment Adviser and the latter provided by ING Aeltus. The portfolio management personnel for these Funds did not change as a result of this internal reorganization.



      The factors considered by the Board in reviewing the Sub-Advisory Agreement with ING Aeltus included, but were not limited to, the following: (1) the centralization of asset managers will allow ING to access and leverage the capabilities of its portfolio management personnel among all subsidiaries; (2) the reorganization will facilitate more effective use of research and trading facilities and capabilities for greater efficiency; (3) the consolidation of portfolio management personnel within one entity will permit certain future changes in portfolio managers without the potential expense of shareholder proxy solicitations; and (4) the reorganization can help ING Aeltus to build a larger, more coherent management structure and to retain and attract highly qualified portfolio mangers. The Board noted that ING Aeltus had taken steps to ameliorate any disadvantages, which might result from the reorganization. In addition, the Board considered; (1) the current portfolio managers will remain and continue to provide services under the direction of ING Aeltus; (2) that the nature and quality of the services to be provided by ING Aeltus including ING Aeltus's extensive investment management experience and the quality of services provided to the other mutual funds advised by ING Aeltus;
(3) the fairness of the compensation under the Sub-Advisory Agreement, in light of the services being provided; (4) the personnel, operations, financial condition, and investment management capabilities and methodologies of ING Aeltus after the reorganization; (5) the expectation of management that the reorganization will enable ING Aeltus to attract additionally highly qualified personnel and to leverage its portfolio management resources and trading and research capabilities; and (6) compensation and the fact that the cost of ING Aeltus will be paid by the Adviser and not directly by the Fund. The Board also considered the advisory fee to be retained by ING Investment for its oversight and monitoring service that will be provided to the sub-advised Funds. After considering ING Investments' recommendation and these other factors, the Board concluded that engaging ING Aeltus, as Sub-Adviser would be in the best interests of the Trust and its shareholders.



      In reviewing the terms of each Investment Management Agreement and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreements and Sub-Advisory Agreements, the Independent Trustees were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreements and Sub-Advisory Agreements are in the best interests of the Funds and their shareholders and that the Advisory and Sub-Advisory fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Trustees, approved the Investment Management Agreements and Sub-Advisory Agreements.



      Each Investment Management Agreement is terminable without penalty upon notice given by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon notice given by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).



      As of June 30, 2003, ING Investments had assets under management of over $35.0 billion.


                             INVESTMENT ADVISER FEES


      The Investment Adviser bears the expenses of providing its services, and pays the fees of the Sub-Adviser. For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:



FUNDS                                         ANNUAL INVESTMENT MANAGEMENT FEE (1)
-----                                         ------------------------------------
GNMA Income Fund                              0.60% of first $150 million of  assets;
                                              0.50% of assets in excess of $150 million up to $400 million;
                                              0.45% of assets in excess of $400 million up to $800 million; and
                                              0.40% of assets in excess of $800 million
High Yield Bond Fund                          0.65%
High Yield Opportunity Fund                   0.60%
Intermediate Bond Fund                        0.50%
National Tax-Exempt Bond Fund                 0.50%
Money Market Fund                             0.35%

FUNDS                                         ANNUAL INVESTMENT MANAGEMENT FEE (1)
-----                                         ------------------------------------
Strategic Bond Fund                           0.45% of first $500 million of assets;
                                              0.40% of next $250 million of assets; and
                                              0.35% of assets in excess of $750 million
Classic Money Market Fund                     0.25%
Lexington Money Market Trust                  0.50% of assets up to $500; and
                                              0.45% of assets in excess of $500 million



            (1)   As a percentage of average daily net assets.


TOTAL ADVISORY FEES PAID BY THE ING FUNDS FOR THE FISCAL YEARS ENDED:

                  The following chart sets forth the total amounts the Funds paid to the Investment Adviser for the last three fiscal years.


                                            MARCH 31                      JUNE 30
FUND                             2003         2002        2001(1)          2000
---------------------------   ----------   ----------   ----------      ----------
Strategic Bond Fund           $  222,903   $  238,822   $   60,425      $   59,874
High Yield Opportunity Fund    1,880,158    1,506,347      755,481         634,448
Money Market Fund                245,287      293,830      166,203          80,974



(1) Reflects nine-month period from July 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31 from June 30.






                                             MARCH 31                    DECEMBER 31
FUND                              2003         2002        2001(1)          2000
----------------------------   ----------   ----------   ----------      -----------
GNMA Income Fund               $3,944,780   $3,029,006   $  565,984      $1,949,162
Lexington Money Market Trust      261,796      297,289       77,318         403,175



(1) Reflects three-month period from January 1, 2001 to March 31, 2001. Effective July 26, 2000, these ING Funds changed their fiscal year ends to March 31.



                                              MARCH 31                    OCTOBER 31
FUND                               2003         2002        2001(1)          2000
-----------------------------   ----------   ----------   ----------      ----------
High Yield Bond Fund            $  305,876   $  262,385   $  106,709      $  259,537
Intermediate Bond Fund             748,055      257,006       83,074         182,829
National Tax-Exempt Bond Fund      132,580      120,328       48,847         101,496
Classic Money Market Fund        1,215,390    1,373,494      514,331         932,291



(1) Reflects five-month period from November 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31.





SUB-ADVISORY AGREEMENTS


      The Investment Management Agreement for the ING Funds provides that the Investment Adviser, with the approval of the Trust's Board, may select and employ Sub-Advisers, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreements, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Trustees and officers of the Trust who are employees of the Investment Adviser or its affiliates. The Sub-Advisers pay all of their expenses arising from the performance of its obligations under the Sub-Advisory Agreements.

      Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Trust are borne by the ING Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the ING Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Trust who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.


      The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Trustees, on behalf of a Fund, or the shareholders of such Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect from year to year, subject to the annual approval of the Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.



      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and ING Aeltus, ING Aeltus serves as the Sub-Adviser to the GNMA Income, High Yield Opportunity, Money Market and Strategic Bond Funds and Lexington Money Market Trust. In this capacity, ING Aeltus, subject to the supervision and control of ING Investments and the Trustees of the Funds, will manage each Fund's portfolio investments, consistently with its investment objective, and execute any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement are based on an annual fee as disclosed below and are paid monthly in arrears by ING Investments. ING Aeltus, a Connecticut Corporation, is located at 10 State House Square, Hartford, Connecticut 06103.


      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and IIM, IIM serves as Sub-Adviser to the High Yield Bond, Intermediate Bond, and Classic Money Market Funds. In this capacity, IIM, subject to the supervision and control of the Investment Adviser and Trustees of the Trust, manages each Fund's portfolio investments in a manner consistent with the Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, Georgia, and is engaged primarily in the business of providing investment advice to affiliated insurance companies.

      Pursuant to a Sub-Advisory Agreement between the Investment Adviser and FSCM, FSCM serves as Sub-Adviser to the National Tax-Exempt Bond Fund. In this capacity, FSCM, subject to the supervision and control of the Investment Adviser and Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments in a manner consistent with the Fund's investment objective and executes any of the

Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Located at 230 Park Avenue, New York, New York 10169, FSCM is engaged in the business of providing investment advice to institutional and individual clients.


      As compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of a Fund's average daily net assets managed during the month:



                    FUND                                             ANNUAL SUB-ADVISORY FEE
                    ----                                             -----------------------
Classic Money Market Fund                     0.125%
                                              0.2700% of first $150 million
                                              0.2250% of assets in excess of $150 million up to $400 million;
GNMA Income Fund                              0.2025% of assets in excess of $400 million up to $800 million; and
                                              0.1800% of assets in excess of $800 million
High Yield Bond Fund                          0.325%
High Yield Opportunity Fund                   0.2700%
Intermediate Bond Fund                        0.250%
Lexington Money Market Trust                  0.2250% of assets up to $500; and
                                              0.2025% of assets in excess of $500 million
Money Market Fund                             0.1575%
National Tax-Exempt Bond Fund                 0.250%
                                              0.2025% of first $500 million of assets;
Strategic Bond Fund                           0.1800% of next $250 million of assets; and
                                              0.1575% of assets in excess of $750 million



For the fiscal years specified below, the following ING Funds paid sub-advisory fees in the following amounts:


                                               MARCH 31             OCTOBER 31
FUND(1)                               2003       2002      2001(2)     2000
---------------------------------   --------   --------   --------   --------
High Yield Bond Fund                $152,938   $131,202   $ 32,131   $ 58,280
Intermediate Bond Fund               374,028    128,503     25,557     40,650
National Tax-Exempt Bond Fund         66,290     60,164      9,521     12,687
Classic Money Market Fund            607,695    686,747    161,701    216,116




            (1) Prior to August 1, 2003, the GNMA Income, High Yield Opportunity, Money Market, and Strategic Bond Funds and Lexington Money Market Trust were directly managed by ING Investments and so paid no sub-advisory fees.



            (2) Reflects five-month period from November 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31.



PROXY VOTING PROCEDURES



      The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds' portfolio securities. The procedures and guidelines delegate to the Investment Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting procedures, which require the Investment Adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In Addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Funds' proxy voting procedures. A copy of the proxy voting procedure guidelines of the Funds, including procedures of the Investment Adviser, is attached hereto as Appendix A. Beginning on or about August 31, 2004, and no later than August 31st annually thereafter, information regarding how the Funds vote proxies relating to portfolio securities for the one year period ending

June 30th will be made available through the ING Funds' website
(www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).


ADMINISTRATION


      ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for each Fund except ING Classic Money Market Fund pursuant to an Administrative Services Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to properly conduct the business of the ING Funds, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the ING Funds under the Custodian Agreements, the transfer agent for the ING Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the ING Funds from time to time. The Administrator acts as liaison among these service providers to the ING Funds. The Administrator is also responsible for ensuring that the ING Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the ING Funds and provides office space for the Trust. The Administrator is an affiliate of the Investment Adviser.


      Prior to March 1, 2002, ING Funds Services, LLC served as Shareholder Service Representative for the High Yield Opportunity, Strategic Bond, and Money Market Funds.

         Prior to July 26, 2000, Lexington Management Corporation ("LMC") acted as administrator to GNMA Income Fund and the Lexington Money Market Trust, and performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparing financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, providing shareholder communications, supervising the Custodian and Transfer Agent and providing facilities for such services. Each Fund reimbursed LMC for its actual cost in providing such services, facilities and expenses.


      Prior to November 1, 2000, ING Funds Services had entered into a Fund Services Agreement with the Classic Money Market, High Yield Bond, Intermediate Bond and National Tax-Exempt Bond Funds, pursuant to which ING Fund
Services performed or engaged third parties to perform account services and other services which included but were not limited to: (i) maintaining shareholder accounts; (ii) preparing shareholder statements, confirmations and shareholder lists; (iii) mailing shareholder statements, confirmations, prospectuses, statements of additional information, annual and semi-annual reports and proxy statements; (iv) tabulating proxies; (v) disbursement of dividends and other distributions; (vi) taxes on U.S. resident and non-resident accounts where applicable; (vii) preparation and filing of U.S. Treasury Department Forms 1099 and other appropriate forms required by applicable statutes, rules and regulation; and (viii) providing such other similar services directly to shareholder accounts.


 TOTAL SHAREHOLDER SERVICE AND ADMINISTRATIVE FEES PAID BY STRATEGIC BOND, HIGH
      YIELD OPPORTUNITY AND MONEY MARKET FUNDS FOR THE FISCAL YEARS ENDED:


                                               MARCH 31              JUNE 30
FUND                                  2003       2002      2001(1)     2000
---------------------------------   --------   --------   --------   --------
Strategic Bond Fund                 $ 49,534   $  9,892   $  4,110   $  4,683
High Yield Opportunity Fund          314,650     36,807      6,956      5,385
Money Market Fund                     70,083    126,495      1,918      1,739



      (1) Reflects nine-month period from July 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31.

  TOTAL ADMINISTRATIVE FEES PAID BY GNMA INCOME FUND AND LEXINGTON MONEY MARKET
                       TRUST FOR THE FISCAL YEARS ENDED:


                                               MARCH 31            DECEMBER 31
FUND                                  2003       2002      2001(1)     2000
---------------------------------   --------   --------   --------   --------
GNMA Income Fund                    $802,840   $602,635   $106,940   $151,465
Lexington Money Market Trust          52,360        N/A        N/A        N/A



      (1) Reflects three-month period from January 1, 2001 to March 31, 2001. Effective July 26, 2000, these ING Funds changed their fiscal year end to March 31.


 TOTAL ADMINISTRATIVE FEES PAID BY HIGH YIELD BOND, INTERMEDIATE BOND, NATIONAL
   TAX-EXEMPT BOND AND CLASSIC MONEY MARKET FUNDS FOR THE FISCAL YEARS ENDED:


                                               MARCH 31             OCTOBER 31
FUND                                  2003       2002      2001(1)     2000
---------------------------------   --------   --------   --------   --------
High Yield Bond Fund                $ 47,058   $ 40,367   $ 16,417        N/A
Intermediate Bond Fund               149,611     51,401     16,615        N/A
National Tax-Exempt Bond Fund         26,516     24,066      9,769        N/A



      (1) Reflects five-month period from November 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31.


                          EXPENSE LIMITATION AGREEMENTS

      The Investment Adviser has entered into expense limitation agreements each Fund, pursuant to which the Investment Adviser has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser or the Sub-Advisers do not exceed:

FUND                            CLASS A   CLASS B   CLASS C   CLASS I   CLASS M   CLASS Q   CLASS R
-----------------------------   -------   -------   -------   -------   -------   -------   -------
GNMA Income Fund                %  1.29   %  2.04   %  2.04   %  1.04   %  1.79   %  1.29   %   N/A
High Yield Bond Fund               1.30      2.05      2.05       N/A       N/A       N/A       N/A
High Yield Opportunity Fund        1.30      1.95      1.95       N/A      1.70      1.20       N/A
Intermediate Bond Fund             1.15      1.90      1.90      0.90       N/A       N/A      1.40
National Tax-Exempt Bond Fund      1.15      1.90      1.90       N/A       N/A       N/A       N/A
Money Market Fund                  1.50      2.25      2.25       N/A       N/A       N/A       N/A
Strategic Bond Fund                1.15      1.55      1.55       N/A       N/A      1.05       N/A
Classic Money Market Fund          0.77      1.41      1.41       N/A       N/A       N/A       N/A
Lexington Money Market Trust       1.00       N/A       N/A       N/A       N/A       N/A       N/A

      Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment

Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

      The expense limitations are contractual, after an initial term, and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement to a lead Independent Trustee within ninety (90) days' of the end of the then-current term for that Fund or upon termination of that Fund's Investment Management Agreement. The Expense Limitation Agreement may be terminated by the Trust, without payment of any penalty, upon written notice to the Investment Adviser at its principal place of business within ninety (90) days' of the end of the then-current term for a Fund.

      For Strategic Bond Fund and High Yield Opportunity Fund, prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of these ING Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, up to 0.75%.




DISTRIBUTOR


      Shares of each Fund are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or the "Distributor") pursuant to Underwriting Agreements between the Distributor and the Trust on behalf of each Fund. The Distributor's address is 7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258. Each Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. After an initial term, each Underwriting Agreement will remain in effect from year to year only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party, and either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Trust. See the Prospectus for information on how to purchase and sell shares of the ING Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Funds and have no effect on the net asset value of the Funds. The Distributor, like the Investment Adviser, is a wholly owned indirect subsidiary of ING. Prior to July 26, 2000, the distributor for GNMA Income Fund and Lexington Money Market Trust was Lexington Funds Distributor, Inc. ("LFD"). Prior to November 6, 2000, ING Funds Distributor, LLC (the former distributor to the funds managed by ING Investment Management Co. LLC) served as the distributor for the National Tax-Exempt Bond, Intermediate Bond, High Yield Bond, and Classic Money Market Funds.


      For the fiscal year ended March 31, 2003, the Distributor received the following amounts in sales charges, in connection with the sales of shares:


                                          CLASS A               CLASS B       CLASS C               CLASS M              CLASS T
                                ---------------------------   -----------   -----------   ---------------------------   ----------
                                   SALES          SALES                                      SALES          SALES
                                   CHARGES        CHARGES       DEFERRED      DEFERRED       CHARGES        CHARGES      DEFERRED
                                   BEFORE         AFTER          SALES         SALES         BEFORE         AFTER         SALES
                                   DEALER         DEALER        CHARGES       CHARGES        DEALER         DEALER       CHARGES
FUND                            RE-ALLOWANCE   RE-ALLOWANCE                               RE-ALLOWANCE   RE-ALLOWANCE
-----------------------------   ------------   ------------   -----------   -----------   ------------   ------------   ----------
GNMA Income Fund                $  1,409,392   $    148,357   $         0   $    36,257   $     25,779   $      1,983   $        0
High Yield Bond Fund                 114,922         12,097             0         2,346            N/A            N/A          N/A
High Yield Opportunity Fund          169,243         17,815             0         3,611            221             17            0
Intermediate Bond Fund             1,050,548        110,584             0         7,752            N/A            N/A          N/A
National Tax-Exempt Bond Fund         15,941          1,678             0            17            N/A            N/A          N/A
Money Market Fund                         --             --             0       106,788            N/A            N/A          N/A
Strategic Bond Fund                   13,566          1,428             0         5,446            N/A            N/A          N/A

                                          CLASS A               CLASS B       CLASS C               CLASS M              CLASS T
                                ---------------------------   -----------   -----------   ---------------------------   ----------
                                   SALES          SALES                                      SALES          SALES
                                   CHARGES        CHARGES       DEFERRED      DEFERRED       CHARGES        CHARGES      DEFERRED
                                   BEFORE         AFTER          SALES         SALES         BEFORE         AFTER         SALES
                                   DEALER         DEALER        CHARGES       CHARGES        DEALER         DEALER       CHARGES
FUND                            RE-ALLOWANCE   RE-ALLOWANCE                               RE-ALLOWANCE   RE-ALLOWANCE
-----------------------------   ------------   ------------   -----------   -----------   ------------   ------------   ----------
Classic Money Market Fund                 --             --             0           970            N/A            N/A          N/A
Lexington Money Market Trust              --             --             0           N/A            N/A            N/A          N/A









      For the fiscal year ended March 31, 2002, the Distributor received the following amounts in sales charges, in connection with the sales of shares:



                                          CLASS A               CLASS B       CLASS C               CLASS M              CLASS T
                                ---------------------------   -----------   -----------   ---------------------------   ----------
                                   SALES          SALES                                      SALES          SALES
                                   CHARGES        CHARGES       DEFERRED      DEFERRED       CHARGES        CHARGES      DEFERRED
                                   BEFORE         AFTER          SALES         SALES         BEFORE         AFTER         SALES
                                   DEALER         DEALER        CHARGES       CHARGES        DEALER         DEALER       CHARGES
FUND                            RE-ALLOWANCE   RE-ALLOWANCE                               RE-ALLOWANCE   RE-ALLOWANCE
-----------------------------   ------------   ------------   -----------   -----------   ------------   ------------   ----------
GNMA Income Fund                $  1,280,173   $    134,755   $         0   $    11,561   $       9334   $        718   $        0
High Yield Bond Fund                  49,818          5,244             0           142            N/A            N/A          N/A
High Yield Opportunity Fund           85,690          9,020             0        13,038        N/A (1)        N/A (1)            0
Intermediate Bond Fund               162,811         17,138             0        11,450            N/A            N/A          N/A
National Tax-Exempt Bond Fund          5,786            609             0           994            N/A            N/A          N/A
Money Market Fund                         --             --             0       111,371            N/A            N/A          N/A
Strategic Bond Fund                   31,854          3,353             0         5,424            N/A            N/A          N/A
Classic Money Market Fund                 --             --             0            --            N/A            N/A          N/A
Lexington Money Market Trust              --             --             0           N/A            N/A            N/A          N/A



            (1)   Class M Shares commenced operations on May 20, 2002




      The Distributor received $4,391,568 in sales charges, after re-allowance to Dealers, in connection with the sales of shares of all ING Funds managed by the Investment Adviser during calendar year 2001.


                                RULE 12B-1 PLANS


      Each Fund, except Lexington Money Market Trust, has a distribution or shareholder service plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of Shares offered by each Fund ("Rule 12b-1 Plans"). The Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to a payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M, Class Q and Class R Shares in amounts as set forth in the following table. The Funds do not have a 12b-1 Plan with respect to Class I.



                                                FEES BASED ON AVERAGE DAILY NET ASSETS
                                       ---------------------------------------------------------
     NAME OF FUND                      CLASS A   CLASS B   CLASS C   CLASS M   CLASS Q   CLASS R
------------------------------------   -------   -------   -------   -------   -------   -------
GNMA Income Fund                       %  0.25   %  1.00   %  1.00   %  0.75   %  0.25   %   N/A
High Yield Bond Fund                      0.35      1.00      1.00       N/A       N/A       N/A
High Yield Opportunity Fund               0.35      1.00      1.00      0.75      0.25       N/A
Intermediate Bond Fund                    0.35      1.00      1.00       N/A       N/A      0.50
National Tax-Exempt Bond Fund             0.35      1.00      1.00       N/A       N/A       N/A
Strategic Bond Fund                       0.35      0.75      0.75       N/A      0.25       N/A

                                                FEES BASED ON AVERAGE DAILY NET ASSETS
                                       ---------------------------------------------------------
     NAME OF FUND                      CLASS A   CLASS B   CLASS C   CLASS M   CLASS Q   CLASS R
------------------------------------   -------   -------   -------   -------   -------   -------
Classic Money Market Fund                 0.75      1.00      1.00       N/A       N/A       N/A
Money Market Fund                         0.25      1.00      1.00       N/A       N/A       N/A



      These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Classes A, B, C, M, Q and R Shares of the ING Funds, including payments to dealers for selling shares of the ING Funds and for servicing shareholders of these classes of the ING Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.



      Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% (0.75% for Strategic Bond Fund) for Class C, 0.40% for Class M and 0.50% for Class R. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C Shares, and in the 1st month following a purchase of Class M Shares. In addition, a 0.25% fee may be paid on Class Q Shares.



      With respect to Classes A, B, C, M, Q and R Shares of each Fund that offers the class, the Distributor will receive payment without regard to actual distribution expenses it incurs. If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.


      In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the ING Funds' shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to, cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs; seminars for the public, advertising and sales campaigns regarding one or more of the ING Funds or other funds managed by the Investment Adviser; and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the ING Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the ING Funds' shares sold by the dealer during a particular period, and (2) 0.15% of the value of the ING Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

      The Rule 12b-1 Plans have been approved by the Board, including all of the Trustees who are not interested persons of the Trust as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be committed to the Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated by a Fund at any time, without any penalty, by such Trustees or by a vote of a majority of the Fund's outstanding shares on written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.



      In approving each Rule 12b-1 Plan, the Board has determined that differing distribution arrangements in connection with the sale of new shares of a Fund are necessary and appropriate to meet the needs of different potential investors. Therefore, the Board, including those Trustees who are not interested persons of the Trust, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund will benefit such ING Funds and their respective shareholders.


      Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Trustees who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on any such amendment.


      The Distributor is required to report in writing to the Board at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.


      Under the Rule 12b-1 Plans, the Funds spent the following amounts for the fiscal year ended March 31, 2003:


    DISTRIBUTION EXPENSES        CLASS A     CLASS B     CLASS C     CLASS M     CLASS Q    CLASS R(3)   CLASS T(1)
-----------------------------   ---------   ---------   ---------   ---------   ---------   ----------   ----------
GNMA INCOME FUND
Advertising                         9,300       1,603       2,252          17         789          N/A          107
Printing                          176,688      30,456      42,779         332      14,994          N/A        2,039
Salaries & Commissions          1,275,513     219,861     308,823       2,398     108,243          N/A       14,721
Broker Servicing                1,348,269     232,402     326,438       2,535     114,417          N/A       15,561
Miscellaneous                   1,493,193     257,383     361,527       2,807     126,716          N/A       17,233
TOTAL                           4,302,963     741,705   1,041,819       8,089     365,159          N/A       49,661
HIGH YIELD OPPORTUNITY FUND
Advertising                           977       1,604         501          35           6          N/A          100
Printing                           18,554      30,478       9,518         665         109          N/A        1,907
Salaries & Commissions            140,343     230,524      71,995       5,027         820          N/A       14,424
Broker Servicing                  318,192     522,655     163,229      11,396       1,861          N/A       32,702
Miscellaneous                     145,948     239,730      74,870       5,227         854          N/A       15,000
TOTAL                             624,014   1,024,991     320,113      22,350(2)    3,650          N/A       64,133
STRATEGIC BOND FUND
Advertising                           291         109          81         N/A           2          N/A          N/A
Printing                            5,532       2,074       1,538         N/A          47          N/A          N/A
Salaries & Commissions             44,523      16,698      12,381         N/A         371          N/A          N/A
Broker Servicing                   66,910      25,093      18,605         N/A         558          N/A          N/A
Miscellaneous                      54,507      20,442      15,157         N/A         454          N/A          N/A
TOTAL                             171,763      64,416      47,762         N/A       1,432          N/A          N/A

    DISTRIBUTION EXPENSES        CLASS A     CLASS B     CLASS C     CLASS M     CLASS Q    CLASS R(3)   CLASS T(1)
-----------------------------   ---------   ---------   ---------   ---------   ---------   ----------   ----------
MONEY MARKET FUND
Advertising                           250         464         288         N/A         N/A          N/A          N/A
Printing                            4,742       8,811       5,477         N/A         N/A          N/A          N/A
Salaries & Commissions             35,271      65,528      40,737         N/A         N/A          N/A          N/A
Broker Servicing                   59,324     110,214      68,516         N/A         N/A          N/A          N/A
Miscellaneous                      19,087      35,461      22,045         N/A         N/A          N/A          N/A
TOTAL                             118,674     220,478     137,063         N/A         N/A          N/A          N/A
NATIONAL TAX-EXEMPT BOND FUND
Advertising                           336          38          11         N/A         N/A          N/A          N/A
Printing                            6,379         729         215         N/A         N/A          N/A          N/A
Salaries & Commissions             50,058       5,722       1,687         N/A         N/A          N/A          N/A
Broker Servicing                   35,632       4,073       1,202         N/A         N/A          N/A          N/A
Miscellaneous                      24,454       2,795         824         N/A         N/A          N/A          N/A
TOTAL                             116,859      13,357       3,939         N/A         N/A          N/A          N/A
INTERMEDIATE BOND FUND
Advertising                         2,617       1,140       1,443         N/A         N/A          N/A          N/A
Printing                           49,720      21,658      27,418         N/A         N/A          N/A          N/A
Salaries & Commissions            334,713     145,802     184,577         N/A         N/A          N/A          N/A
Broker Servicing                  187,729      81,776     103,523         N/A         N/A          N/A          N/A
Miscellaneous                     291,767     127,095     160,894         N/A         N/A          N/A          N/A
TOTAL                             866,546     377,471     477,855         N/A         N/A          N/A          N/A
HIGH YIELD BOND FUND
Advertising                           257          81          51         N/A         N/A          N/A          N/A
Printing                            4,875       1,535         960         N/A         N/A          N/A          N/A
Salaries & Commissions             38,414      12,097       7,569         N/A         N/A          N/A          N/A
Broker Servicing                   46,477      14,637       9,158         N/A         N/A          N/A          N/A
Miscellaneous                      24,042       7,572       4,737         N/A         N/A          N/A          N/A
TOTAL                             114,065      35,922      22,475         N/A         N/A          N/A          N/A
CLASSIC MONEY MARKET FUND
Advertising                         6,930          25          13         N/A         N/A          N/A          N/A
Printing                          131,655         468         253         N/A         N/A          N/A          N/A
Salaries & Commissions            968,300       3,443       1,857         N/A         N/A          N/A          N/A
Broker Servicing                1,548,637       5,507       2,969         N/A         N/A          N/A          N/A
Miscellaneous                     467,885       1,663         897         N/A         N/A          N/A          N/A
TOTAL                           3,123,407      11,106       5,989         N/A         N/A          N/A          N/A



            (1) The last remaining Class T Shares converted to Class A Shares June 2, 2003.



            (2)   Class M shares commenced operations on May 20, 2002



            (3) Class R Shares had not yet commenced operations as of August 1, 2003.


SHAREHOLDER SERVICING REPRESENTATIVE

      ING Funds Services, an affiliate of the Investment Adviser, serves as Shareholder Servicing Representative for the ING Funds. The Shareholder Servicing Representative is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Representative a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES

      In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees; proxy solicitation costs; and the compensation of Trustees who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                                 CODE OF ETHICS

      The ING Funds, the Investment Adviser and the Distributor have adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the ING Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the ING Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

             SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

DIVERSIFICATION

      Each Fund is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% (100% in the case of the Money Market Funds) of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS


The table on the following pages identifies various securities and investment techniques used by ING Investments, and Sub-Advisers where applicable in managing the ING funds described in this Statement of Additional Information. The table has been marked to indicate those securities and investment techniques that ING Investments and the Sub-Advisers may use to manage a Fund. A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. There can be no assurance that any of the Funds will achieve their investment objectives. The Fund's investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus. Where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                                  HIGH    HIGH                 NAT'L TAX
                                          GNMA    YIELD   YIELD                  EXEMPT              CLASSIC          LEXINGTON
                                         INCOME   BOND    OPP.   INTERMEDIATE     BOND    STRATEGIC   MONEY   MONEY     MONEY
ASSET CLASSES/ INVESTMENT TECHNIQUES      FUND    FUND    FUND     BOND FUND      FUND    BOND FUND  MARKET   MARKET   MARKET
---------------------------------------  ------  ------  ------  ------------  ---------  ---------  -------  ------  ---------
EQUITIES (1),(2)
    Common Stock                                   X       X           X                      X
    Convertible Securities                         X       X           X                      X
    Preferred Stock                                X       X           X          X           X
    Synthetic Convertible Securities(3)            X       X           X                      X
FOREIGN INVESTMENTS(4)
    ADRs / EDRs                                    X       X           X                      X
    Eurodollar Convertible                         X       X           X                      X
Securities(5)
    Eurodollar/Yankee Dollar                       X       X           X          X           X         X       X
    Instruments(6)
    Foreign Currency Exchange                      X       X           X          X           X
    Transactions
    Foreign Mortgage Related                       X       X           X                      X         X       X
    Securities(6)
    Foreign and Emerging Market                    X       X           X                      X         X       X
    Securities(6)
    International Debt Securities          X       X       X           X                      X
    Sovereign Debt Securities                      X       X           X                      X
FIXED INCOME
    ARMS(7)                                X       X       X           X                      X         X       X         X
    Corporate Debt Securities(8)           X       X       X           X          X           X         X       X         X
    Floating or Variable Rate(9)           X       X       X           X          X           X         X       X         X


----------
(1) Each Fund, except GNMA Income Fund, may invest in common and preferred stock according to the Investment Strategy in the prospectus. That Investment Strategy may be modified by the Fund's Fundamental Investment Restrictions contained in this Statement of Additional Information following this Supplemental Description of Fund Investments and Risk.

(2) Each Fund, except GNMA Income Fund, National Tax-Exempt Bond Fund, may invest in convertible securities according to the Investment Strategy in the prospectus. That Investment Strategy may be modified by the Fund's Fundamental Investment Restrictions contained in this Statement of Additional Information following this Supplemental Description of Fund Investments and Risk.


(3) The High Yield Bond, High Yield Opportunity, Intermediate Bond and Strategic Bond Funds may invest up to 15% of net assets in synthetic securities and other illiquid securities and may only invest in synthetic securities of companies with corporate debt rated "A" or higher.


(4) The Strategic Bond Fund may invest up to 30% of its total assets in securities payable in foreign currencies. High Yield Bond, Intermediate Bond, National Tax-Exempt Bond Funds may not invest more than 15% in securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange. Classic Money Market Fund, Money Market Fund and Lexington Money Market Trust may not invest more than 10% in securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange.


(5) Each Fund may invest up to 15% of its total assets in convertible securities, taken at market value, in Euordollar Convertible Securities that are convertible into foreign equity securities, which are not listed or represented by ADRs listed on the NYSE or American Stock Exchange. High Yield Bond, High Yield Opportunity, Intermediate Bond and Strategic Bond Funds may invest without limitation in Eurodollar Convertible Securities that are convertible into foreign equity securities listed or represented by ADRs listed on either exchange or converted into publicly traded common stock of U.S. companies.



(6) For the Classic Money Market and Money Market Funds must be dollar denominated and meet the credit quality standards of Rule 2a-7.



(7) For the Lexington Money Market Trust, please see Investment Restrictions for additional limitations on such investments.


(8) Lexington Money Market Trust may invest in commercial paper of U.S. corporations, rated A-l, A-2 by Standard & Poor's Corporation or P-l, P-2 by Moody's Investors Service, Inc. or, if not rated, of such issuers having outstanding debt rated A or better by either of such services, or debt obligations of such issuers maturing in two years or less and rated A or better.


(9) For the Lexington Money Market Trust, please see Investment Restrictions for additional limitations on such investments.

                                                  HIGH    HIGH                 NAT'L TAX
                                          GNMA    YIELD   YIELD                  EXEMPT              CLASSIC          LEXINGTON
                                         INCOME   BOND    OPP.   INTERMEDIATE     BOND    STRATEGIC   MONEY   MONEY     MONEY
ASSET CLASSES/ INVESTMENT TECHNIQUES      FUND    FUND    FUND     BOND FUND      FUND    BOND FUND  MARKET   MARKET   MARKET
---------------------------------------  ------  ------  ------  ------------  ---------  ---------  -------  ------  ---------
  Instruments(10)
    GICs(11)                                       X       X           X          X           X         X       X
    GNMA Certificates(12)                  X       X       X           X                      X
    High Yield Securities(13)                      X       X           X                      X
    Mortgage Related Securities(14)        X       X       X           X                      X         X       X         X
    Municipal Securities(15),(16)          X       X       X           X          X           X
    Short-Term Investments(17)             X       X       X           X          X           X         X       X         X
        Savings Association Obligations            X       X           X                      X         X       X
    Municipal Lease Obligations(18)                X       X           X                      X
    Subordinated Mortgage Securities               X       X           X                      X
    Interest/Principal Only Stripped               X       X           X                      X
    Mortgage Backed Securities
    Tax Exempt Ind Dev Bonds &                     X       X           X                      X
    Pollution Control Bonds(19)
    United States Government               X       X       X           X          X           X         X       X         X
    Securities(20)
OTHER INVESTMENTS


----------

(10) High Yield Bond, Intermediate Bond and National Tax-Exempt Bond Funds may not invest more than 15% (10% in the case of Classic Money Market Fund and Money Market Fund; 5% in the case of Lexington Money Market Trust) of their net assets in illiquid securities, measured at the time of investment.



(11) GICs are considered illiquid, therefore, investments in GICs, together with other instruments invested in by a Fund which are not readily marketable, may not exceed 15% (10% in the case of Classic Money Market Fund and Money Market Fund; 5% in the case of Lexington Money Market Trust) of a Fund's net assets.



(12) GNMA Income Fund will purchase "modified pass through" type GNMA Certificates. GNMA Income Fund may purchase construction loan securities. GNMA Income Fund will use principal payments to purchase additional GNMA Certificates or other governmental guaranteed securities. The balance of GNMA Income Fund's assets will be invested in other securities issued or guaranteed by the U.S. Government, including Treasury Bills, Notes or Bonds. GNMA Income Fund may also invest in repurchase agreements secured by such U.S. Government securities or GNMA Certificates. See Supplemental Description of Fund Investments and Risks.



(13) High Yield Opportunity and High Yield Bond Funds may invest in high-yield securities predominantly (at least 80% of their assets). Strategic Bond Fund may invest up to 40% of its assets in high-yield securities. Intermediate Bond Fund may invest up to 20% of its assets in high yield securities.



(14) GNMA Income Fund may not invest in mortgage backed securities and other types of mortgage related securities - see Supplemental Description of Fund Investments and Risks. High Yield Opportunity, Strategic Bond and Money Market Fund may invest in foreign mortgage-related securities. For the Lexington Money Market Trust, please see Investment Restrictions for additional limitations on such investments.



(15) High Yield Bond, High Yield Opportunity, Intermediate Bond and Strategic Bond Funds may purchase insured municipal debt - see further description in Supplemental Description of Fund Investments and Risks.



(16) High Yield Bond, High Yield Opportunity, Intermediate Bond and Strategic Bond Funds may invest in Industrial Development and Pollution Control Bonds, Municipal Lease Obligations, and Short-Term Municipal Obligations - see further description in Supplemental Description of Fund Investments and Risks.



(17) Lexington Money Market Trust may acquire certificates of deposit and bankers' acceptances meeting the requirements set forth under "Investment Strategies and Risks" in the Lexington Money Market Trust's Prospectus.



(18) High Yield Bond, High Yield Opportunity, Intermediate Bond and Strategic Bond Funds may invest in Industrial Development and Pollution Control Bonds, Municipal Lease Obligations, and Short-Term Municipal Obligations - see further description in Supplemental Description of Fund Investments and Risks.



(19) High Yield Bond, High Yield Opportunity, Intermediate Bond and Strategic Bond Funds may invest in Industrial Development and Pollution Control Bonds, Municipal Lease Obligations, and Short-Term Municipal Obligations - see further description in Supplemental Description of Fund Investments and Risks.



(20) The High Yield Bond, High Yield Opportunity, Intermediate Bond Strategic Bond and National Tax-Exempt Bond Funds also may invest in, but will not actively trade, STRIPs.



(21) For the Lexington Money Market Trust, please see Investment Restrictions for additional limitations on such investments.

                                                  HIGH    HIGH                 NAT'L TAX
                                          GNMA    YIELD   YIELD                  EXEMPT              CLASSIC          LEXINGTON
                                         INCOME   BOND    OPP.   INTERMEDIATE     BOND    STRATEGIC   MONEY   MONEY     MONEY
ASSET CLASSES/ INVESTMENT TECHNIQUES      FUND    FUND    FUND     BOND FUND      FUND    BOND FUND  MARKET   MARKET   MARKET
---------------------------------------  ------  ------  ------  ------------  ---------  ---------  -------  ------  ---------
    Asset Backed Securities (non-                  X       X           X                      X         X       X         X
    mortgage)(21)
    Banking Industry Obligations(22)       X       X       X           X          X           X         X       X         X
    Credit Linked Notes                            X       X           X                      X         X       X
    Derivatives(23)                        X       X       X           X                      X
        Dealer Options                             X       X           X                      X
        Financial Futures Contracts                X       X           X                      X
        and Related Options(24)
        Foreign Currency Futures and               X       X           X                      X         X       X
    Related Options
        Forward Foreign Currency                   X       X           X                      X
        Contracts(25)
        Index-, Currency-, and Equity-             X       X           X                      X
        Linked Securities
        Options on Futures                         X       X           X                      X
        Over the Counter Options(26)               X       X           X                      X
        Put and Call Options(27)                   X       X           X                      X
        Stock Index Options(28)                    X       X           X                      X

----------

(22) The High Yield Bond, High Yield Opportunity, Intermediate Bond, Strategic Bond, and Classis Money Market and Money Market Funds may invest in domestic and foreign bank obligations. Investments in foreign bank obligations shall be limited to U.S. dollar-denominated obligations of foreign banks that are of an investment quality comparable to the obligations of U.S. banks, which may be purchased by the Fund. The Lexington Money Market Fund may only invest in U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of U.S. banks and their London and Nassau branches and of U.S. branches of foreign banks, provided that the bank has total assets of one billion dollars. Investments in fixed time deposits subject to withdrawal penalties and maturing in more than 7 days may not exceed 15% of the value of the net assets of the Fund (10% in the case of Classic Money Market Fund and Money Market Fund; 5% in the case of Lexington Money Market Trust).



(23) A Fund may not purchase or sell options if more than 25% of its net assets would be hedged. A Fund may write covered call options and secured put options to seek to generate income or lock in gains up to 25% of its net assets.



(24) The Funds (except National Tax-Exempt Bond Fund and GNMA Income Fund) may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. No Fund will purchase or sell futures if, immediately thereafter, more than 25% or its net assets would be hedged. Strategic Bond, High Yield Opportunity, High Yield Bond and Intermediate Bond Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates. High Yield Bond, High Yield Opportunity, Intermediate Bond and Strategic Bond Funds may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. High Yield Opportunity and Strategic Bond Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.



(25) Strategic Bond, High Yield Opportunity, Intermediate Bond, and High Yield Bond Funds may buy or sell put and call options on foreign currencies.



(26) The Funds will treat OTC Options as illiquid securities subject to the 15% limitation for illiquid securities.



(27) The High Yield Opportunity Fund may write covered call options and purchase put and call options on securities for hedging purposes. The High Yield Bond and Intermediate Bond Funds will purchase and write put and call options on securities only for hedging purposes and only if a secondary market exists on an exchange or over-the-counter.



(28) The High Yield Bond, High Yield Opportunity, Intermediate Bond and Strategic Bond Funds will purchase and write put and call options on securities indices and other indices (such as foreign currency indices) only for hedging purposes and only if a secondary market exists on an exchange or over-the-counter. The High Yield Opportunity and Classic Money Market, Money Market and Lexington Money Market Funds may write covered call options and purchase put and call options on stock indices for hedging purposes - see further description in Supplemental Description of Fund Investments and Risks.

                                                  HIGH    HIGH                 NAT'L TAX
                                          GNMA    YIELD   YIELD                  EXEMPT              CLASSIC          LEXINGTON
                                         INCOME   BOND    OPP.   INTERMEDIATE     BOND    STRATEGIC   MONEY   MONEY     MONEY
ASSET CLASSES/ INVESTMENT TECHNIQUES      FUND    FUND    FUND     BOND FUND      FUND    BOND FUND  MARKET   MARKET   MARKET
---------------------------------------  ------  ------  ------  ------------  ---------  ---------  -------  ------  ---------
        Straddles                                  X       X           X                      X
        Warrants(29)                       X       X       X           X          X           X         X       X
    IPOs                                           X       X           X                      X
    Other Investment Companies(30)         X       X       X           X          X           X         X       X
    Private Funds                                  X       X           X                      X
    Securities of Companies with                   X       X           X                      X
Limited
    Operating Histories
    Real Estate Securities(31)             X       X       X           X          X
    Restricted and Illiquid                        X       X           X          X           X         X       X         X
    Securities(32)
    TBA Sale Commitments                           X       X           X                      X
    Zero Coupon and Pay-In-Kind(33)                X       X           X          X           X
INVESTMENT TECHNIQUES
    Borrowing(34)                                  X       X           X          X           X         X       X         X
    Lending of Portfolio Securities(35)            X       X           X          X           X         X       X         X
    Repurchase Agreements(36)              X       X       X           X          X           X         X       X         X


----------

(29) The High Yield Opportunity, Strategic Bond and Classic Money Market, Money Market and Lexington Money Market Funds may each not invest more than 5% of its net assets in warrants.



(30) Each Fund may not (i) invest more than 10% of its total assets in other investment companies, (ii) invest more than 5% of its total assets in any one underlying fund, or (iii) purchase greater than 3% of the total outstanding securities of any one investment company. A Fund, except the Classic Money Market and Money Market Funds, may make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. The GNMA Income Fund may only purchase such securities in the open market and if no profit (other than the customary broker's commission) is paid.



(31) The National Tax-Exempt Bond, High Yield Bond, High Yield Opportunity, Strategic Bond, and Intermediate Bond Funds may invest in REITs.



(32) Lexington Money Market Trust may not invest more than 5% of its net assets, Money Market Fund and Classic Money Market Fund may not invest more than 10% of their net assets, and other Funds may not invest more than 15% of their net assets in illiquid securities, measured at the time of investment.



(33) High Yield Opportunity Fund will limit its investments to 35% of its respective net assets.



(34) Strategic Bond Fund and the Money Market Fund may each borrow up to 20% of its total assets for temporary, extraordinary or emergency purposes. These Funds also may borrow through reverse repurchase agreements and other techniques, but all borrowings cannot exceed 1/3 of the total assets. Classic Money Market Fund and Lexington Money Market Trust may borrow from banks up to 1/3 of its total assets for temporary or emergency purposes. The National Tax-Exempt Bond Fund, High Yield Bond, and Intermediate Bond Funds may borrow from banks up to 1/3 of its total assets for temporary or emergency purchases or to purchase securities.



(35) Each other Fund, except GNMA Income Fund and the Money Market Fund, may lend portfolio securities in an amount up to 33 1/3% of its total asset to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. High Yield Opportunity, Strategic Bond, and Money Market Fund may lend securities only to financial institutions such as banks, broker-dealers or other recognized institutional investors, in amounts up to 30% of the Fund's total assets.

                                                  HIGH    HIGH                 NAT'L TAX
                                          GNMA    YIELD   YIELD                  EXEMPT              CLASSIC          LEXINGTON
                                         INCOME   BOND    OPP.   INTERMEDIATE     BOND    STRATEGIC   MONEY   MONEY     MONEY
ASSET CLASSES/ INVESTMENT TECHNIQUES      FUND    FUND    FUND     BOND FUND      FUND    BOND FUND  MARKET   MARKET   MARKET
---------------------------------------  ------  ------  ------  ------------  ---------  ---------  -------  ------  ---------
    Reverse Repurchase Agreements and      X       X       X           X          X           X         X       X
    Dollar Rolls(37)
    Swaps                                          X       X           X          X           X
    Short Sales(38)                                X       X           X                      X
    Temporary Defensive & Short-Term       X       X       X           X          X           X
    Positions
    When-Issued Securities and             X       X       X           X          X           X         X       X         X
    Delayed-Delivery Transactions(39)


----------

(36) Lexington Money Market Trust will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements would exceed 10% of the total assets of the Lexington Money Market Trust. GNMA Income Fund may invest in repurchase agreements secured by securities issued or guaranteed by the U.S. Government (including Treasury Bills, Notes or Bonds) or GNMA Certificates. No more than 10% of the GNMA Income Fund's assets may be invested in repurchase agreements, which mature in more than 7 days. Lexington Money Market Trust may not invest more than 5% of its net assets, Money Market Fund and Classic Money Market Fund may not invest more than 10% of their net assets, and other Funds may not invest more than 15% of their net assets in illiquid securities, measured at the time of investment.



(37) Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets (except with respect to GNMA Income Fund or Money Market Fund). The National Tax-Exempt Bond Fund cannot engage in dollar roll transactions.



(38) The High Yield Opportunity, Intermediate Bond and Strategic Bond Funds may not make short sales of securities if to do so would create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets (taken at market value). No more than 25% of Intermediate Bond Fund's assets may be subject to short sales "against the box" (determined at the time of the short sale).



(39) Each Fund may purchase or sell securities on a when-issued (for the purposes of acquiring portions of securities and use for purpose of leverage) or a delayed delivery basis (generally 15 to 45 days after the commitment is made). Each Fund, except GNMA Income Fund and Lexington Money Market Trust, may enter into forward commitments. High Yield Opportunity and Strategic Bond Funds may not purchase when-issued or enter into firm commitments if, as a result, 15% of that Fund's net assets would be segregated to cover such securities. The High Yield Opportunity and Strategic Bond Funds will not engage in when-issued, forward commitment or delayed-delivery securities for speculative purposes, but only in furtherance of their investment objectives. For the Lexington Money Market Trust, please see Investment Restrictions for additional limitations on such investments.

EQUITY INVESTMENTS

COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

      COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

      A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

      PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      The market value of CONVERTIBLE DEBT SECURITIES tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds, because the Funds purchase such securities for their equity characteristics.

      "SYNTHETIC" CONVERTIBLE securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P, and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.


FOREIGN INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS


      Securities of foreign issuers may take the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.


EURODOLLAR CONVERTIBLE SECURITIES

      Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

      EURODOLLAR INSTRUMENTS are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. YANKEE DOLLAR INSTRUMENTS are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign and Emerging Market Securities."

FOREIGN AND EMERGING MARKET SECURITIES

      Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

      As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

      Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since the Fund's investment objective is to seek long-term capital appreciation and any income earned by the Fund should be considered incidental. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more-developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

      INTERNATIONAL DEBT SECURITIES - International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

      In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

      Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

      Restrictions on Foreign Investments - Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

      The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

      Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

      In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

      FOREIGN CURRENCY EXCHANGE TRANSACTIONS - Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.

      FOREIGN BANK OBLIGATIONS-Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

      RISKS OF INVESTING IN FOREIGN SECURITIES: Investments in foreign securities involve certain inherent risks, including the following:

      Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

      Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

      Taxes. The interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.

      Costs. The expense ratios of a Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

            SOVEREIGN DEBT SECURITIES - Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

      Brady Bonds - Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

FIXED INCOME INVESTMENTS

ADJUSTABLE RATE MORTGAGE SECURITIES

      Adjustable rate mortgage securities (ARMS) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

      The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

      Two main categories of indices serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

CORPORATE DEBT SECURITIES

      Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

FLOATING OR VARIABLE RATE INSTRUMENTS

      The Funds may acquire floating or rate instruments. Credit rating agencies frequently do not rate such instruments; however, the Investment Adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

GUARANTEED INVESTMENT CONTRACTS


      Certain Funds may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% (10% in the case of Classic Money Market Fund) of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.


GNMA CERTIFICATES


      GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veterans Administration (VA). A GNMA Certificate represents an interest in a specific pool of such mortgages, which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.


      GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

      GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.


      GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities, which prepay fully in the 12th year.


      GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.


      Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions, which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.


      The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

      Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

      GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by GNMA Income Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. The Fund may earn interest on such account or securities for the benefit of shareholders.

HIGH YIELD SECURITIES

      High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

      High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

      The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

      Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

      The medium- to lower-rated and unrated securities in which a Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include.

      High Yield Bond Market - A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

      Sensitivity to Interest Rate and Economic Changes - High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade bonds. Conversely, when interest rates fall high yield bonds tend to under perform Treasury and investment grade bonds because high yield bond prices tend not to rise as much as the prices of these bonds.


      The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Funds defaults, the Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

      Payment Expectations - High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.


      Liquidity and Valuation Risks - Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly traded market. To the extent a Fund owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.


      Taxation - Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

      Limitations of Credit Ratings - The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Fund's investment objective may be more dependent on the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Adviser continually monitors the investments in the Funds' portfolios and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

      Congressional Proposals - New laws and proposed new laws may negatively affect the market for high yield securities. As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high yield securities. Any such proposals, if enacted, could have negatively affected the Funds' net asset values.


MORTGAGE-RELATED SECURITIES


      These Funds may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). These instruments might be considered derivatives. The primary risk of these instruments is the risk that their value will change with changes in interest rates and prepayment risk.


      One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred.

      "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issues by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers backed by pools of FHA-insured or VA-guaranteed mortgages). Other government guarantors (but not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

      The prices of high coupon U.S. Government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

      The Funds may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

      It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

      Other types of mortgage-related securities in which some Funds may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

      CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Funds (except GNMA Income Fund and National Tax-Exempt Bond
Fund) may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that
(a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and
(d) are not registered or regulated under the 1940 Act as investment companies.

PRIVATELY ISSUED CMOS

      Privately Issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately Issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

      Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.


      SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Investment Adviser or a Sub-Adviser under guidelines and standards established by the Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest - only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

      Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

MUNICIPAL SECURITIES

      Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

      In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

      The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

      Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

      Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.


      Moral Obligation Securities - Municipal securities may include "moral obligation" securities, which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality, which created the issuer.


      Industrial Development and Pollution Control Bonds - These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.


      Municipal Lease Obligations - These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.


      The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

      Short-Term Municipal Obligations - These securities include the following:

      Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

      Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

      Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

      Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

      Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SHORT-TERM INVESTMENTS

      The Funds, as indicated, may invest in the following securities and instruments:

      Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits - The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.


      A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans, which may be made, and interest rates, which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions and exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.


      In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

      Savings Association Obligations - Certain Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

      Commercial Paper, Short-Term Notes and Other Corporate Obligations - The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

      Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-l" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Adviser or Sub-Adviser to be of comparable quality.

      Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

U.S. GOVERNMENT SECURITIES

      Investments in U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

RISKS OF INVESTING IN DEBT SECURITIES

      There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.

      Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher-rated bonds.

OTHER INVESTMENTS

ASSET BACKED SECURITIES

      Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

      Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

      A Fund may invest in any type of asset-backed security if the portfolio manager determines that the security is consistent with the Fund's investment objective and policies. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Fund.


      Aircraft Lease Receivables - An aircraft lease receivable ("ALR") is an asset-backed security. ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the aircraft lease receivables are not as sensitive to changes in interest rates. However, the aircrafts lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.


BANKING INDUSTRY OBLIGATIONS

      Each Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances and fixed time deposits. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

CREDIT-LINKED NOTES


      A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for any Funds in accordance to the Fund's investment objective, including the money market funds. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Fund cannot assure that it can implement a successful strategy regarding this type of investments.

DERIVATIVES

      Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner, as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.



      The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.



      The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.



      Options on Securities and Indexes - A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.



      An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)



      A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid the Sub-Adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board.



      If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.



      A Fund may well sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.



      The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.



      The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."



      Risks Associated with Options on Securities and Indexes - There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.



      During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.



      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.



      If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

      Foreign Currency Options - Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives that purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.



      Futures Contracts and Options on Futures Contracts - A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.



      For those Funds that may invest in futures contracts and options thereon ("futures options") that includes such contracts or options with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.



      An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies including: the S&P 500; the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.



      A Fund may purchase and write call and put futures options, as specified for that Fund in this SAI or the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.



      To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures c contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities, which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.



      A Fund will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.



      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.



      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.



      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.



      For a covered straddle consists of a call and a put written the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."



      Limitations on Use of Futures and Futures Options - In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contracts that is the subject of the option. In addition, the CFTC has allowed, on a temporary basis, non-hedging transactions where the notional value of non-hedging futures contracts and related options do not exceed the liquidation value of a Fund's investments (after taking into account unrealized profits and unrealized losses on any such contracts). Pending CFTC rule amendments may eliminate the limitations set forth above, in which case the Funds may no longer be subject to such limitations.

      When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis)_ assets determined to be liquid by the Sub-Adviser in accordance e with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.



      When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).



      When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.



      When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.



      To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectuses.



      The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.



      Risks Associated with Futures and Futures Options - There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.



      Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential loses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.



      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.



            Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon - Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.







      OTC options - The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

      Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, a Fund can realize the value of an OTC option it has purchased only by exercising or reselling the option to the issuing dealer. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option.





      FORWARD CURRENCY CONTRACTS - A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.




INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES

      "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.


      Index and currency-linked securities are derivative instruments, which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.





WARRANTS

      A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

OTHER INVESTMENT COMPANIES

      Each Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. A Fund may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

      Investment Companies that Invest in Senior Loans - Other investment companies include investment companies that invest primarily in interests in variable or floating rate loans or notes ("Senior Loans"). Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

      Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.


      Senior Loans usually include restrictive covenants, which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.


      Credit Risk - Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

      In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

      Collateral - Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized.

      Limited Secondary Market - Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

      Hybrid Loans - The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

      Subordinated and Unsecured Loans - Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

      There are some potential disadvantages associated with investing in other investment companies. For example, you would indirectly bear additional fees. The Underlying Funds pay various fees, including, management fees, administration fees, and custody fees. By investing in those Underlying Funds indirectly, you indirectly pay a proportionate share of the expenses of those funds (including management fees, administration fees, and custodian fees), and you also pay the expenses of the Fund.

PRIVATE FUNDS

      U.S. or foreign private limited partnerships or other investment funds are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

      Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

      The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

      Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private

Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

      The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

      Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

REAL ESTATE SECURITIES


      Real estate securities include real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of a Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, a Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.



      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

      Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger-company securities.


      Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.


RESTRICTED AND ILLIQUID SECURITIES

      Each Fund may invest in a restricted security or an illiquid security if the Investment Adviser or a Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.


      Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Trust's Board.


      Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

      The Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

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TO BE ANNOUNCED SALE COMMITMENTS

      Certain Funds may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

      ZERO COUPON, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

      PAY-IN-KIND securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, a Fund could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

      The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

                             INVESTMENT TECHNIQUES

BORROWING

      The Fund may borrow from banks. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

      When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

      Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan.

      The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.




REPURCHASE AGREEMENTS

      Repurchase agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

      Each Fund may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

      In order to enhance portfolio returns and manage prepayment risks certain Funds may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

      Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.





      SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS. Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("swap options").



      A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.



      Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to



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

exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.



      A Fund may enter into credit swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.



      A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund that may engage in swaps may write (sell) and purchase put and call swap options.



      Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Funds will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.



      Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.



      Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.



      Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.



      This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.



Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Sub-Advisor analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.


SHORT SALES

      Certain Funds may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

      In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made in order to make delivery to the buyer.

The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).


      Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

      If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

      A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.


      In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Trust's Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

      The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

      Each Fund may invest in certain short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Investment Adviser's or Sub-Adviser's determination to do so within the investment guidelines and policies of each Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

      Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      In order to secure prices or yields deemed advantageous at the time certain Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. Certain Funds may also enter into FORWARD COMMITMENTS. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

      When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

                             INVESTMENT RESTRICTIONS

         All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

INVESTMENT RESTRICTIONS - GNMA INCOME FUND

         The following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or
(b) more than 50% of the outstanding shares. Under these investment restrictions, the Fund may not:

      (1)   Issue senior securities;

      (2)   Borrow money;

      (3)   Underwrite securities of other issuers;

      (4) Concentrate its investments in a particular industry to an extent greater than 25% of its total assets, provided that such limitation shall not apply to securities issued or guaranteed by the U.S. Government or its agencies;

      (5) Purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in GNMA mortgage-backed certificates);

      (6) Make loans to other persons except: (a) through the purchase of a portion or portions of an issue or issues of securities issued or guaranteed by the U.S. Government or its agencies, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days;

      (7) Purchase the securities of another investment company or investment trust, except in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization;

      (8) Purchase any security on margin or effect a short sale of a security;

      (9) Buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, directors or its investment adviser, as principal;

      (10) Contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund;


      (11) Purchase or retain securities of an issuer when one or more of the officers and directors of the Fund or of the Adviser, or a person owning more than 10% of the stock of either, own beneficially more than -1/2 of 1% of the securities of such issuer and such persons owning more than -1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

      (12) Invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), except that such restriction shall not apply to 25% of the Fund's portfolio so long as the net asset value of the portfolio does not exceed $2,000,000;

      (13) Purchase any securities if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of any one issuer;

      (14) Purchase any security restricted as to disposition under Federal securities laws;

      (15) Invest in interests in oil, gas or other mineral exploration or development programs; or

      (16)  Buy or sell puts, calls or other options.

         The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in GNMA certificates. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

INVESTMENT RESTRICTIONS - HIGH YIELD OPPORTUNITY FUND, STRATEGIC BOND FUND AND MONEY MARKET FUND

         The Funds have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (as defined in the 1940 Act).

         The investment objective of each Fund is a fundamental policy. In addition, the Funds may not:

      (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities.

      (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


      (3) Invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities or to investments by Money Market Fund in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks, which are subject to the same regulation as U.S. banks.



      (4) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.




      (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets. This restriction does not apply to Money Market Fund.

      (6) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the 1940 Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

      (7) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions, and shall not apply to Money Market Fund.




      (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

      (9) Invest more than 15% (10% in the case of Money Market Fund) of the value of its net assets in securities that at the time of purchase are illiquid.

      (10) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

      (11) Engage in short sales (other than Strategic Bond and High Yield Opportunity Funds), except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

      (12) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

      (13) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions.

      (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

      (15) Purchase or write options on securities, except for hedging purposes (except in the case of Strategic Bond Fund, which may do so for non-hedging purposes) and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets,
            (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund. This restriction does not apply to Money Market Fund.

         For purposes of investment restriction number 5, the Funds consider the restriction to prohibit the Funds from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Funds consider the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the Securities Act of 1933. As a result, the Funds may invest in such securities. Further, the Funds do not consider investment restriction number 5 to prevent the Funds from investing in investment companies that invest in loans.

         High Yield Opportunity Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in high yield, lower rated debt securities, which are commonly referred to as "junk bonds," and convertible securities rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


Strategic Bond Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes, in bonds. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


INVESTMENT RESTRICTIONS - LEXINGTON MONEY MARKET TRUST

      The following investment restrictions adopted by the Fund may not be changed without the affirmative vote of a majority (defined as the lesser of:
67% of the shares represented at a meeting at which 50% of outstanding shares are present, or 50% of outstanding shares) of its outstanding shares. The Fund may not:

      (1) Purchase any securities other than money market instruments or other debt securities maturing within two years of the date of purchase;

      (2) Borrow an amount, which is in excess of one-third of its total assets taken at market value (including the amount borrowed); and then only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not borrow to increase income but only to meet redemption requests, which might otherwise require undue disposition of portfolio securities. The Fund will not invest while it has borrowings outstanding;


      (3) Pledge its assets except in an amount up to 15% of the value of its total assets taken at market value in order to secure borrowings made in accordance with number (2) above;

      (4) Sell securities short unless at all times while a short position is open the Fund maintains a long position in the same security in an amount at least equal thereto;

      (5)   Write or purchase put or call options;

      (6) Purchase securities on margin except the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

      (7) Make investments for the purpose of exercising control or management;

      (8) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

      (9) Make loans to other persons, provided that the Fund may purchase money market securities or enter into repurchase agreements and lend securities owned or held by it as provided herein;

      (10) Lend its portfolio securities, except in conformity with the guidelines set forth below;

      (11) Concentrate more than 25% of its total assets, taken at market value at the time of such investment, in any one industry, except U.S. Government and U.S. Government agency securities and U.S. bank obligations;

      (12) Purchase any securities other than U.S. Government or U.S. Government agency securities, if immediately after such purchase more than 5% of its total assets would be invested in securities of any one issuer for more than three business days (taken at market value);

      (13)  Purchase or hold real estate, commodities or commodity contracts;

      (14) Invest more than 5% of its total assets (taken at market value) in issues for which no readily available market exists or with legal or contractual restrictions on resale except for repurchase agreements;

      (15) Act as an underwriter (except as it may be deemed such as to the sale of restricted securities); or

      (16)  Enter into reverse repurchase agreements.


      Lending of Portfolio Securities - As stated in number (10) above, subject to guidelines established by the Fund's Board and the SEC, the Fund, from time-to-time, may lend portfolio securities to brokers, dealers, corporations or financial institutions and receive collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such collateral will be either cash or fully negotiable U. S. Treasury or agency issues. If cash, such collateral will be invested in short term securities, the income from which will increase the return to the Fund. However, a portion of such incremental


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
return may be shared with the borrower. If securities, the usual procedure will be for the borrower to pay a fixed fee to the Fund for such time as the loan is outstanding. The Fund will retain substantially all rights of beneficial ownership as to the loaned portfolio securities including rights to interest or other distributions and will have the right to regain record ownership of loaned securities in order to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay reasonable fees to persons unaffiliated with it in connection with the arranging of such loans.


      In order for Lexington Money Market Trust to achieve its objective of seeking as high a level of current income as is available from short term investments and consistent with the preservation of capital and liquidity, the Fund will invest its assets in the following money market instruments: (l) Obligations issued, or guaranteed as to interest and principal, by the Government of the United States or any agency or instrumentality thereof; (2) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of U.S. banks and their London and Nassau branches and of U.S. branches of foreign banks, provided that the bank has total assets of one billion dollars; (3) Commercial paper of U.S. corporations, rated Al, A2 by Standard & Poor's Corporation or Pl, P2 by Moody's Investors Service, Inc. or, if not rated, of such issuers having outstanding debt rated A or better by either of such services, or debt obligations of such issuers maturing in two years or less and rated A or better; (4) Repurchase agreements under which the Fund may acquire an underlying debt instrument for a relatively short period subject to the obligation of the seller to repurchase, and of the Fund to resell, at a fixed price. The underlying security must be of the same quality as those described herein, although the usual practice is to use U.S. Government or government agency securities. The Fund will enter into repurchase agreements only with commercial banks and dealers in U.S. Government securities. Repurchase agreements when entered into with dealers will be fully collateralized including the interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by the Investment Adviser to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements would exceed 10% of the total assets of the Fund; or (5) Other money market instruments.



      The obligations of London and Nassau branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). In addition, evidences of ownership of portfolio securities may be held outside of the U.S., and Lexington Money Market Trust may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.


      The Investment Policies stated in the two immediately preceding paragraphs are fundamental and may not be changed without shareholder approval. The Fund may not invest in securities other than the types of securities listed above and is subject to other specific restrictions as detailed under "Investment Restrictions" above.

INVESTMENT RESTRICTIONS - HIGH YIELD BOND FUND, INTERMEDIATE BOND FUND, NATIONAL TAX-EXEMPT BOND FUND, AND CLASSIC MONEY MARKET FUND


      The Funds have adopted the following investment restrictions that cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of a Fund's outstanding voting shares.

Investment restriction number 9 is not a fundamental policy and may be changed by vote of a majority of the members of the Board at any time. Each Fund, except as indicated, may not:


      (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

      (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

      (4) Invest in companies for the purpose of exercising control or management;

      (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

      (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

      (7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

      (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; (d) the Classic Money Market Fund will not be limited in its investments in obligations issued by domestic banks;

      (9) Invest more than 15%, 10% in the case of the Classic Money Market Fund, of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange); and

      (10) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act.


         The National Tax-Exempt Bond Fund has also adopted a fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in bonds issued by states, territories, and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, multi-state agencies or authorities the interest from which is, in the opinion of bond counsel for the issuer, exempt from federal income tax.


         The National Tax-Exempt Bond Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities the interest of which is not a preference item for purposes of the federal alternative minimum tax.

         Intermediate Bond Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in bonds, including but not limited to corporate, government, and mortgage bonds, which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard and Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

         The High Yield Bond Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of high yield (high risk) bonds. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                             PORTFOLIO TRANSACTIONS


         Each Investment Management Agreement or Sub-Advisory Agreement authorizes each Investment Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for their respective Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements or Sub-Advisory Agreements, each Investment Adviser or Sub-Adviser determines, subject to the instructions of and review by the Board, which securities are to be purchased and sold by the Funds and which brokers are to be eligible to execute portfolio transactions of a Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.


         In placing portfolio transactions, the Investment Adviser or a Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Investment Adviser or a Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or a Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or a Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or a Sub-Adviser, to be useful in varying degrees, but of indeterminable value. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the ING Groep N.V. or the Investment Adviser or a Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.


         While it will continue to be the Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Adviser or a Sub-Adviser, even if the specific services were not imputed to the Fund and were useful to the Investment Adviser and/or a Sub-Adviser in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or a Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.


         Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers, which specialize in the types of securities, which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter, which has provided such research, or other services as mentioned above.



         Some securities considered for investment by a Fund may also be appropriate for other clients served by Investment Adviser or a Fund's Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or a Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board. To the extent any of the Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned.


         Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.


         In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While

ING Investments generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.


         Brokerage commissions paid by each Fund for previous fiscal years/periods are as follows:



FUND                                             MARCH 31                JUNE 30
----                                             --------                -------
                                       2003        2002        2001        2000
                                       ----        ----        ----        ----
Strategic Bond Fund                  $ 4,344     $ 1,327     $ 3,870     $11,424
Money Market Fund                          0           0           0           0
High Yield Opportunity Fund           11,857      17,500           0      27,105




FUND                                             MARCH 31               DECEMBER 31
----                                             --------               -----------
                                       2003        2002        2001        2000
                                       ----        ----        ----        ----
GNMA Income Fund                     $     0     $     0     $     0     $     0
Lexington Money                            0           0           0           0
Market Trust



FUND                                       MARCH 31                OCTOBER 31
----                                       --------                ----------
                                       2003        2002        2001        2000
                                       ----        ----        ----        ----
National Tax-Exempt Bond             $     0     $     0     $     0         N/A
Fund
Intermediate Bond Fund                     0           0         530     $     0
High Yield Bond Fund                       0           0           0           0
Classic Money Market Fund                  0           0           0           0



         During the fiscal year ended March 31, 2003, the Funds did not pay any brokerage commissions to affiliated persons.



         During the fiscal year ended March 31, 2003, of the total commissions paid, the Funds paid $206,822 to firms, which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.



         During the fiscal year ended March 31, 2003, the following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.



                                             BROKER/DEALER
                                             -------------
FUND                                                              MARKET VALUE
----                                                              ------------
STRATEGIC BOND                 Goldman Sachs & Co.                  $     966,901

ING MONEY MARKET               Merrill Lynch                        $   1,423,348
                               Morgan Stanley Dean Witter               1,140,034
                               Salomon Brothers/Smith Barney            1,150,025
                               Goldman Sachs                              696,500
                               U.S. Bancorp                             1,201,556

CLASSIC MONEY MARKET           Goldman Sachs                        $  18,500,045
                               J.P. Morgan                              5,002,075
                               Merrill Lynch                            7,905,292
                               Morgan Stanley Dean Witter              40,128,487

                               U.S. Bancorp                             4,605,964

LEXINGTON MONEY MARKET         Merrill Lynch                        $   1,016,677
                               Salomon Brothers/Smith Barney            2,151,503
                               Goldman Sachs                              497,500
                               Morgan Stanley Dean Witter                 879,960
                               Societe Generale, Inc.                   1,997,569
                               U.S. Bancorp                             1,001,297
                               UBS Warburg                              1,999,931

INTERMEDIATE BOND              Credit Suisse First Boston           $   2,421,108
                               Deutsche Bank                              834,450
                               Goldman Sachs & Co.                        116,187
                               J.P. Morgan                                4124959
                               Lehman Brothers & Co.                    3,025,418
                               Merrill Lynch                              379,465
                               Morgan Stanley & Co.                 1,306,735
                               Salomon Brothers/Smith Barney        474,120





                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         A complete description of the manner in which Classes A, B, C, M, Q, and I shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Trust's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M Shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. An investor may exchange shares of a Fund for shares of the same class of any ING Fund, without paying any additional sales charge. Shares subject to a contingent deferred sales charge ("CDSC") will continue to age from the date that the original shares were purchased.



         Certain brokers or other designated intermediaries such as third party administrators or plan trustees may accept purchase and redemption orders on behalf of the Funds. The Distributor/the Funds will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such orders may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.


         Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE

         Class A or Class M Shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

         Class A Shares of the Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the ING Fund purchased.

         Additionally, Class A or Class M Shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Trust (or the other open-end ING Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

         Shareholders of the Money Market Funds who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M Shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.

         The officers, Trustees and bona fide full-time employees of the Trust and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M Shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Trust may, under certain circumstances, allow registered investment adviser's to make investments on behalf of their clients at net asset value without any commission or concession.

         Class A or M Shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser or from ING Prime Rate Trust.

         Class A or Class M Shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisers, trust companies and bank trust departments investing in Class A Shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in one or more ING Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts");
(vi) any registered investment company for which the Investment Adviser serves as adviser; (vii) investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing in either (1) directly in any fund or through any unregistered separate account sponsored by ING Life Insurance and Annuity Company (ILIAC) or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability; and (viii) insurance companies (including separate accounts).

         The Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION


         An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M Shares by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount, which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment, which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds (excluding Shares of the Money Market Funds) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.


         An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

         If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

         The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor (excluding Shares of the Money Market Funds) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge apply to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.


         The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.


         Shares of the Funds (excluding shares of the Money Market Funds) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

         For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Funds which impose a CDSC may be combined with Class A or Class M Shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

         Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

         Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

         Due to the relatively high cost of handling small investments, the Trust reserves the right, upon 30 days' written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.


         Certain purchases of Class A Shares and most Class B and Class C Shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.


         No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

         The CDSC or redemption fee will be waived for certain redemptions of Fund shares. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. For Class B and C shares, the CDSC will be waived for redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A Shares purchased in excess of $1 million, will also be waived for registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

REINSTATEMENT PRIVILEGE


         If you sell Class B or Class C Shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C Shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.


EXCHANGES


         The following conditions must be met for all exchanges among the Funds:
(i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange;
(iv) except for exchanges into the Money Market Funds, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and
(v) a properly executed exchange request has been received by the Transfer
Agent.


         Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of ING to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING Investments reserves the right to reject any exchange request.

         If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

         You are not required to pay an applicable CDSC upon an exchange from any ING Fund into the ING Senior Income Fund. However, if you exchange into the ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.


CONVERSION OF CLASS B SHARES



         A shareholder's Class B Shares will automatically convert to Class A Shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs, together with a pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares, except that Class B Shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B Shares into Class A Shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B Shares so converted will no longer be subject to the higher expenses borne by Class B Shares. The conversion will be effected at the relative net asset values per share of the applicable Classes.


DEALER COMMISSIONS AND OTHER INCENTIVES

         In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M Shares, the Distributor will reallow to Authorized Dealers of record from the sales charge on such sales the following amounts:

AMOUNT OF TRANSACTION            DEALERS' RE-ALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
---------------------            -------------------------------------------------------
                                        CLASS A                        CLASS M
                                        -------                        -------
Less than $50,000                        % 4.25                         % 3.00
$50,000 - $99,999                         4.00                           2.00
$100,000 - $249,999                       3.00                           1.25
$250,000 - $499,000                       2.25                           1.00
$500,000 - $999,999                       1.75                           None
$1,000,000 and over                    See below                         None

         The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A Shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A Shares that are subject to a CDSC:

AMOUNT OF TRANSACTION                DEALER COMMISSION AS A PERCENTAGE OF AMOUNT INVESTED
---------------------                ----------------------------------------------------
$1,000,000 to $2,499,000                                  %  1.00
$2,500,000 to $4,999,999                                     0.50
$5,000,000 and over                                          0.25

         Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A Shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

         The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B Shares subject to a CDSC (other than Strategic Bond Fund, for which 3.00% of the amount invested may be paid out). For purchases of Class C Shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund (other than Strategic Bond Fund, for which 0.75% of the amount invested may be paid out).

         The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Funds- 12b-1 Plans" in this SAI.

         In connection with 401(k) Plans that invest $1 million or more in Class A shares of the Funds, ING Distributor will pay dealer compensation of 1% of the purchase price of the shares to the dealer from its own resources at the time of the initial rollover investment.

                          DETERMINATION OF SHARE PRICE


         As noted in the Prospectus, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this Statement of Additional Information, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day; Fund shares will not be priced on these days.


         Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "How Shares are Priced" in the Information For Investors section of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.


         Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.



         The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Foreign securities markets may close before a Fund determines its NAV. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund.



         If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security (ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security (ies) at the time the Fund calculates its net asset value. The Board of Directors/Trustees has adopted procedures under which the fair value of foreign securities may, upon the occurrence of a significant event, be determined as of the time a Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board of Directors/Trustees has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board of Directors/Trustees, the Funds are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless a market movement or other event has occurred which constitutes a significant event under procedures adopted by the Board of Directors/Trustees, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value.


         Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time NAV is computed.

         Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.


         The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.


         In computing the net asset value for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.


         The per share net asset value of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher service fees applicable to Classes B and C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.


     Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.

MONEY MARKET FUND, CLASSIC MONEY MARKET FUND AND LEXINGTON MONEY MARKET TRUST

         For the purpose of determining the price at which the Money Market Funds' (because this section applies to each of the Money Market Funds, they are referred to, in this section only, as the "Fund") shares are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments as set forth below; (b) subtracting a Fund's liabilities; and (c) dividing the resulting amount by the number of shares outstanding. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its portfolio. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.


         The Fund's use of amortized cost and the maintenance of the Fund's per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board to present minimal credit risks and which are of high quality as required by the Rule, or in the case of any instrument not so rated, considered by the Board to be of comparable quality. Securities in each Fund will consist of money market instruments that have been rated (or whose issuer's short-term debt obligations are rated) in one of the two highest categories (i.e., `Al/Pl') by both S&P and Moody's, two nationally recognized statistical rating organizations (`NRSRO').


         The Fund may invest up to 5% of its assets in any single `Tier I' security (other than U.S. Government securities), measured at the time of acquisition; however, it may invest more than 5% of its assets in a single Tier 1 security for no more than three business days. A `Tier I' security is one that has been rated (or the issuer of such security has been rated) by both S&P and Moody's in the highest rating category or, if unrated, is of comparable quality. A security rated in the highest category by only one of these NRSROs is also considered a Tier 1 security. Classic Money Market Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof provided that it may not invest in the securities of more than one issuer in accordance with this provision at any one time.

      In addition, the Fund may invest not more than 5% of its assets in `Tier 2' securities. A Tier 2 security is a security that is (a) rated in the second highest category by either S&P or Moody's or (b) an unrated security that is deemed to be of comparable quality by the Investment Adviser or Sub-Adviser. The Fund may invest up to 1% of its assets in any single Tier 2 security. The Fund may invest only in a money market instrument that has a remaining maturity of 13 months (397 days) or less, provided that the Fund's average weighted maturity is 90 days or less.


      The SEC requires that the Board adopt a procedure for the periodic comparison of market value to amortized cost and requires that the board promptly consider what, if any, action the fund should take upon the determination that the amortized cost NAV deviated from market value NAV by more that 1/2 of 1 percent. The Valuation and Proxy Voting Committee of each Fund determines what, if any, action the Fund should take upon the determination that the amortized cost NAV deviated from market value NAV by more that 0.025%. The Valuation and Proxy Voting Committee notifies the full Board if the if the variance is greater than 0.50%.



      The Board has also agreed, as a particular responsibility within the overall duty of care owed to its shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value.



      In such a review for the Money Market Fund and Lexington Money Market Trust, the investments for which market quotations are readily available are valued at the most recent mean between the bid price (or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued) and the ask price. Other investments and assets are valued at fair value, as determined in good faith by the Board.



In such a review for the Classic Money Market Fund, the investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board.



                             SHAREHOLDER INFORMATION

      Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

      The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

      The Trust reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. The Trust has elected, however, to be governed by

Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

      As discussed in the Prospectus, the Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

      For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

      All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

      For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Trust. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

      Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Trust. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

      Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

      As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

      Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 P.M. Eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemptions; however, redemptions of Class A, Class B and Class C shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

      Telephone redemptions and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

      ING Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectuses or herein.

      Telephone redemption requests must meet the following conditions to be accepted by ING Funds :


a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on record. This address cannot reflect any change within the previous thirty (30) days.



b) Certain account information will need to be provided for verification purposes before the redemption will be executed.



c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a 30 day period.



d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.



e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.



f) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.



g) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

h) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Investments at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.



i) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.



j) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectuses.



k) Proceeds of a redemption may be delayed up to fifteen (15) days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.


SYSTEMATIC WITHDRAWAL PLAN


      You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Classes I, and Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Classes I,and Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.



      During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Classes I,and Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C Shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.


                                  DISTRIBUTIONS

      As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

      The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

      Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

      The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income, which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

      The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains, which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.


      If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.


TAX LOSS CARRY-FORWARDS

      Tax loss carry-forward which may be used to offset future realized capital gains for federal income tax purposes were as follows as of March 31, 2003:



FUND                             AMOUNT         EXPIRATION
                                                   DATES
GNMA Income Fund            $ 13,788,569         2004-2010
Strategic Bond Fund           12,105,934         2007-2011
High Yield Opportunity       373,214,651         2004-2011
Fund
High Yield Bond Fund           8,468,506         2008-2011


DISTRIBUTIONS

      Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income (the Money Market Funds do not expect to distribute any long-term capital gain). Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

      Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

      Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

      Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations."



ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT


      Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.


      Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.


FOREIGN CURRENCY TRANSACTIONS

      Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

      A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

      A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.


      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."


FOREIGN WITHHOLDING TAXES


      Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."


      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS

      The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

      Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

      A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.


      Under the recently enacted tax law, certain hedging activities may cause a dividend, that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.


      Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

      If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

      It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES

      Upon the sale or exchange of his shares, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Assuming the applicable Money Market Fund continuously maintains a net asset value of $1.00 per share, shareholders of such Fund will not recognize gain or loss upon a sale or exchange of such shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

      In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING


      Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.


FOREIGN SHAREHOLDERS


      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a fund.

                         CALCULATION OF PERFORMANCE DATA

      Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                        P(1 + I) to the power of n = ERV

Where: P= a hypothetical initial payment of $1,000, T= the average annual total return, n= the number of years, and
         ERV= the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period. All total return figures assume that all dividends are reinvested when paid.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                      P(1 + I) to the power of n = ATV(D)

Where: P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions),
           n  = the number of years, and
       ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                      P(1 + T) to the power of n = ATV(DR)

Where: P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions),
             n =  the number of years, and
       ATV(DR) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

      From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

      Current yield for the Money Market Funds will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

           Effective Yield = [(Base Period Return + 1)(365/7)] - 1

      The seven-day and effective seven-day average yields for the Money Market Funds for the period ended March 31, 2003 were as follows:


FUND                  SEVEN-DAY YIELD                    EFFECTIVE
                                                      SEVEN-DAY YIELD

Money Market Fund        Class A         0.75      Class A         0.75
                         Class B         0.00      Class B         0.00
                         Class C         0.00      Class C         0.00

Classic Money Market     Class A         0.63      Class A         0.63
Fund
                         Class B         0.14      Class B         0.14
                         Class C         0.13      Class C         0.13

Lexington Money          Class A         0.44      Class A         0.44
Market Trust


      Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:
                                      a-b      6
                            Yield= 2[(---- + 1) -1]
                                      cd
Where: a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


      Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

      A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

      Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

      Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS


In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, Class Q, and Class R Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.


      The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended March 31, 2003, if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to March 31, 2003, is as follows:

FUND                                              1         5          10        SINCE       INCEPTION
                                                YEAR       YEAR       YEAR     INCEPTION        DATE
HIGH YIELD OPPORTUNITY FUND
Class A                                         -5.08%     -2.59       N/A      -2.56%        03/27/1998
Class A Return After Taxes on Distributions     -9.23      -6.80       N/A      -6.76
Class A Return After Taxes on Distributions     -3.21      -3.92       N/A      -3.89
and Sale of Fund Shares
Class B                                         -5.50      -2.47       N/A      -2.32        03/27/1998
Class C                                         -1.84      -2.24       N/A      -2.21        03/27/1998
Class Q                                         -0.29      -1.48       N/A      -1.44        03/27/1998
STRATEGIC BOND FUND
Class A                                          3.53      N/A        N/A       2.60         07/27/1998
Class A Return After Taxes on Distributions      1.26      N/A        N/A       -0.10
Class A Return After Taxes on Distributions      2.09      N/A        N/A       0.70
and Sale of Fund Shares
Class B                                          3.36      N/A        N/A       2.98         07/27/1998
Class C                                          7.38      N/A        N/A       3.33         07/27/1998
Class Q                                          8.92      N/A        N/A       3.94         07/27/1998
MONEY MARKET FUND(2)

Class A                                          0.76      N/A        N/A       2.89         11/24/1999
Class B                                         -5.00      N/A        N/A       1.46         07/12/1999
Class C                                         -0.99      N/A        N/A       2.21         07/16/1999
INTERMEDIATE BOND FUND
Class A                                          6.22      N/A        N/A       7.43         12/15/1998
Class A Return After Taxes on Distributions      4.21      N/A        N/A       4.48
Class A Return After Taxes on Distributions      3.78      N/A        N/A       4.42
and Sale of Fund Shares
Class B                                          5.64      N/A        N/A       7.47         12/15/1998
Class C                                          9.68      N/A        N/A       7.85         12/15/1998
Class R(1)                                       N/A       N/A        N/A        N/A
Class I                                         11.88      N/A        N/A       9.87         01/08/2002
HIGH YIELD BOND FUND
Class A                                         -2.66      N/A        N/A       3.02         12/15/1998
Class A Return After Taxes on Distributions     -5.44      N/A        N/A       -0.35
Class A Return After Taxes on Distributions     -1.72      N/A        N/A       0.73
and Sale of Fund Shares
Class B                                         -3.37      N/A        N/A       3.06         12/15/1998
Class C                                          0.48      N/A        N/A       3.42         12/15/1998
NATIONAL TAX-EXEMPT BOND FUND
Class A                                          5.24      N/A        N/A       5.71         11/08/1999
Class A Return After Taxes on Distributions      3.55      N/A        N/A       3.92
Class A Return After Taxes on Distributions      3.39      N/A        N/A       3.70
and Sale of Fund Shares
Class B                                          4.65      N/A        N/A       5.65         11/08/1999
Class C                                          8.56      N/A        N/A       6.44         11/08/1999
CLASSIC MONEY MARKET FUND(2)

Class A                                          1.06      N/A        N/A       3.71         12/15/1998
Class B                                         -4.57      N/A        N/A       2.62         12/15/1998
Class C                                         -0.58      N/A        N/A       3.04         12/15/1998
GNMA INCOME FUND
Class A                                          5.51      6.11       6.59      7.43         08/17/1973
Class A Return After Taxes on Distributions      3.53      3.82       4.04      6.28
Class A Return After Taxes on Distributions      3.33      3.71       3.96      6.23
and Sale of Fund Shares
Class B                                          4.95      N/A        N/A       7.31         10/06/2000
Class C                                          8.95      N/A        N/A       8.30         10/13/2000
Class I                                         11.18      N/A        N/A       9.03         01/07/2002
Class M                                          6.67      N/A        N/A       5.83         02/26/2001
Class Q                                         10.90      N/A        N/A       7.99         02/23/2001
LEXINGTON MONEY MARKET TRUST(2)

Class A                                         0.69       3.47       3.77      6.63         -1/2/1979


(1)   Class R shares commenced operations on August 1, 2003.

(2)   Shares of the Money Market Funds are sold without a sales load.

Reports and promotional literature may also contain the following information:
(i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

      In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, ING Capital Corporation, LLC ("ING Capital"), ING Funds Services or affiliates of the Trust, the Investment Adviser, the Sub-Advisers, ING Capital or ING Funds Services including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds Services; (v) the past performance of other funds managed by the Investment Adviser; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.

                               GENERAL INFORMATION


      The authorized capital of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Holders of shares of each Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

      The Board may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Trust by written notice to shareholders of such series or class. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.


CUSTODIAN


Effective April 1, 2003, the cash and securities owned by each of the Funds is being held by the Bank of New York Company, Inc. One Wall Street, New York, New York 10286, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.


LEGAL COUNSEL

      Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.


INDEPENDENT AUDITORS



      KPMG LLP serves as the independent auditors for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. KPMG LLP is located at 99 High Street, Boston, Massachusetts 02110. Prior to April 1, 2003, the Funds were audited by other independent accountants.


OTHER INFORMATION

      The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Trust's Registration Statement filed with the SEC, and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

      Investors in the Funds will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statement audited by independent certified public accountants.

REPORTS TO SHAREHOLDERS

      The fiscal year of the Funds ends on March 31 of each year. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

                              FINANCIAL STATEMENTS

The financial statements from the Funds' Annual Reports, dated March 31, 2003, are incorporated herein by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting ING Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                                   APPENDIX A



                                    ING FUNDS





                    PROXY VOTING PROCEDURES AND GUIDELINES
                          Effective as of July 10, 2003






I.    INTRODUCTION



The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Boards of Trustees/Directors1 (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.



VALUATION AND PROXY VOTING COMMITTEE



The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined below and in the Adviser's proxy voting procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.



DELEGATION OF VOTING RESPONSIBILITY



The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund in accordance with then current proxy voting procedures




1 Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.



2   The independent Trustees/Directors are those Board members who are not
   "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.



When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.



When a Fund is a feeder in a master/feeder structure, proxies for the portfolio securities of the master fund will be voted pursuant to the master fund's proxy voting policies and procedures.



APPROVAL AND REVIEW OF PROCEDURES



Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to such procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.



VOTING PROCEDURES AND GUIDELINES



THE GUIDELINES WHICH ARE SET FORTH IN EXHIBIT 3 HERETO SPECIFY THE MANNER IN WHICH THE FUNDS GENERALLY WILL VOTE WITH RESPECT TO THE PROPOSALS DISCUSSED THEREIN.



Routine Matters



      The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.



Matters Requiring Case-by-Case Consideration



The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.



Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.



The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.



      1.    Votes in Accordance with Agent Recommendation



In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.



            2.    Non-Votes

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.



Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.



If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then request that each member of the Proxy Group and senior management of the Adviser and Distributor complete a Conflicts Report (as such term is defined the Adviser's proxy voting procedures). The Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee and forward to such committee all materials relevant to their review, including the applicable Procedures and Guidelines, the recommendation of the Agent where applicable, the recommendation of the Investment Professional(s), any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and findings of Counsel (as such term is defined the Adviser's proxy voting procedures).



      4.    Referrals to a Fund's Valuation and Proxy Voting Committee



A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s) in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.



The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.



VI.   CONFLICTS OF INTEREST



In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends a vote contrary to the Procedures and Guidelines, or contrary to the recommendation of the Agent, or where the Procedures and Guidelines are silent and the Agent has made no recommendation, the proposal shall be referred to the Fund's Valuation and Proxy Voting Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it may be deemed to have a conflict of interest.



REPORTING AND RECORD RETENTION



Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                  EXHIBIT 1
                                    TO THE
                                  ING FUNDS
                           PROXY VOTING PROCEDURES



ING EQUITY TRUST
ING FUNDS TRUST
ING INVESTMENT FUNDS, INC.
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST
ING VP EMERGING MARKETS FUND, INC.
ING VP NATURAL RESOURCES TRUST
USLICO SERIES FUND





Effective as of July 10, 2003

                                    EXHIBIT 2
                                     to the
                                    ING Funds
                             Proxy Voting Procedures



                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY



                             PROXY VOTING PROCEDURES
                          Effective as of July 10, 2003






I.    INTRODUCTION



ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to proxies for the Funds over which they have day-to-day portfolio management responsibility.



The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.



In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.



The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.



Unless otherwise noted, proxies will be voted in all instances.



II.   ROLES AND RESPONSIBILITIES



      A.    Proxy Coordinator



The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the proxy Coordinator will call a meeting of the Proxy Group.



      B.    Agent

An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.



The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.



The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.



Proxy                                                                     Group



The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.



A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.



A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.



For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.



If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.



If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

D.    Investment Professionals



The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.



VOTING PROCEDURES



IN ALL CASES, THE ADVISER SHALL FOLLOW THE VOTING PROCEDURES AS SET FORTH IN THE PROCEDURES AND GUIDELINES OF THE FUND ON WHOSE BEHALF THE ADVISER IS EXERCISING DELEGATED AUTHORITY TO VOTE.



Routine Matters



      The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.



Matters Requiring Case-by-Case Consideration



The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.



Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.



The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.



      1.    Votes in Accordance with Agent Recommendation



In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.



            2.    Non-Votes



The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.



3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.



If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then request that each member of the Proxy

Group and senior management of the Adviser, complete a Conflicts Report (as described below). Thereafter, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board.



4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.



IV.   CONFLICTS OF INTEREST



In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.



For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will request that each member of the Proxy Group, each Investment Professional participating in the voting process and senior management of the Adviser and Distributor complete a Conflicts Report. Each shall provide a completed Report to the Proxy Coordinator within two (2) business days. Such Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.



The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters in which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.



V.    REPORTING AND RECORD RETENTION



The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                  APPENDIX 1
                                    to the
                      ADVISERS' PROXY VOTING PROCEDURES



PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:



NAME                      TITLE OR AFFILIATION
Stanley D. Vyner          Executive Vice President of ING Investments, LLC

Karla J. Bos              Acting Proxy Coordinator


Kimberly A. Anderson      Vice President and Assistant Secretary, ING
                          Investments, LLC


Maria Anderson            Assistant Vice President - Manager Fund Compliance
                          of ING Funds Services, LLC

Michael J. Roland         Executive Vice President and Chief Financial
                          Officer of ING Investments, LLC

J. David Greenwald        Vice President - Fund Compliance of ING Fund
                          Services, LLC

Megan L. Dunphy, Esq.     Counsel, ING Americas US Legal Services

Theresa K. Kelety, Esq.   Counsel, ING Americas US Legal Services




Effective as of July 10, 2003

                                    EXHIBIT 3
                                     to the
                        ING Funds Proxy Voting Procedures



                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 10, 2003






I.    INTRODUCTION



The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.



Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.



The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.



GUIDELINES



The following Guidelines are grouped according to the types of proposals generally presented to shareholders: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues.



In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.



The Board of Directors



Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis.



SEPARATING CHAIRMAN AND CEO



Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately.



Proposals Seeking a Majority of Independent Directors

Evaluate on a CASE-BY-CASE basis shareholder proposals asking that a majority of directors be independent. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.



Stock Ownership Requirements



Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.



Term of Office



Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.



Age Limits



Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.




Director and Officer Indemnification and Liability Protection



Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:



The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and Only if the director's legal expenses would be covered.



Proxy Contests



Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.



REIMBURSE PROXY SOLICITATION EXPENSES



Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.



Auditors



RATIFYING AUDITORS



Generally, vote FOR proposals to ratify auditors.



Non-Audit Services



Generally, vote AGAINST proposals to approve auditors when total non-audit fees exceed the total of audit fees, audit-related fees and permissible tax fees.



AUDITOR INDEPENDENCE



Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).



AUDIT FIRM ROTATION (SHAREHOLDER PROPOSALS):



Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.



Proxy Contest Defenses



Board Structure: Staggered vs. Annual Elections
Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.



Shareholder Ability to Remove Directors



Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.



Cumulative Voting



Generally, vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.



Shareholder Ability to Call Special Meetings



Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.



SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT



Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.



Shareholder Ability to Alter the Size of the Board
Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board. Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.



Tender Offer Defenses
Poison Pills
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.



FAIR PRICE PROVISIONS



Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.



Greenmail



Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.



Pale Greenmail
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.



Unequal Voting Rights
Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.
Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.



SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS



Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.



Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.



White Squire Placements
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.



Miscellaneous Governance Provisions



CONFIDENTIAL VOTING
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:



In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
If the dissidents agree, the policy remains in place.
If the dissidents do not agree, the confidential voting policy is waived. Generally, vote FOR management proposals to adopt confidential voting.



Equal Access



Generally, vote FOR shareholder proposals that would allow significant company shareholders (defined as those holding more than $5 million in securities of the company in question) equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.



Bundled Proposals



Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.



Shareholder Advisory Committees



Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.



Capital Structure
Common Stock Authorization



Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.



Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.



Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.



Reverse Stock Splits
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.



PREFERRED STOCK



Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).



Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.



Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.



Shareholder Proposals Regarding Blank Check Preferred Stock



Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.



Adjustments to Par Value of Common Stock



Generally, vote FOR management proposals to reduce the par value of common stock.



Preemptive Rights



Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.



Debt Restructurings



Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.



SHARE REPURCHASE PROGRAMS



Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.



Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.



Executive and Director Compensation
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.



Management Proposals Seeking Approval to Reprice Options
Generally, vote AGAINST management proposals seeking approval to reprice options.



DIRECTOR COMPENSATION
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.



Employee Stock Purchase Plans
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-Related Compensation Proposals:



AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.



AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS



Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.



AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.



APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.



SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.



Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.



GOLDEN AND TIN PARACHUTES
Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.
Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.



EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).



401(k) EMPLOYEE BENEFIT PLANS
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.



EXPENSING OF STOCK OPTIONS
Consider shareholder proposals to expense stock options on a CASE-BY-CASE basis.



State of Incorporation



VOTING ON STATE TAKEOVER STATUTES



Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).



VOTING ON REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.

Mergers and Corporate Restructurings



MERGERS AND ACQUISITIONS
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.



CORPORATE RESTRUCTURING
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.



SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis.



ASSET SALES
Votes on asset sales should be made on a CASE-BY-CASE basis.



LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis.



APPRAISAL RIGHTS
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.



CHANGING CORPORATE NAME
Generally, vote FOR changing the corporate name.



Mutual Fund Proxies



ELECTION OF DIRECTORS
Vote the election of directors on a CASE-BY-CASE basis.



CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis.



PROXY CONTESTS
Vote proxy contests on a CASE-BY-CASE basis.



INVESTMENT ADVISORY AGREEMENTS
Vote the investment advisory agreements on a CASE-BY-CASE basis.



APPROVING NEW CLASSES OR SERIES OF SHARES
Generally, vote FOR the establishment of new classes or series of shares.



PREFERRED STOCK PROPOSALS
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.



1940 ACT POLICIES
Vote these proposals on a CASE-BY-CASE basis.



CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION Vote these proposals on a CASE-BY-CASE basis.



CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.



NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis.



DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis.



CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.



CHANGING THE DOMICILE OF A FUND
Vote reincorporations on a CASE-BY-CASE basis.



CHANGE IN FUND'S SUBCLASSIFICATION
Vote these proposals on a CASE-BY-CASE basis.



AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL
Generally, vote FOR these proposals.



DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis.



MASTER-FEEDER STRUCTURE
Generally, vote FOR the establishment of a master-feeder structure.



CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.



MERGERS
Vote merger proposals on a CASE-BY-CASE basis.



ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.



REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.



TERMINATE THE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis.



Social and Environmental Issues



These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.



In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                     PART C:
                                OTHER INFORMATION

ITEM  23. EXHIBITS

(a)   (1)   Trust Instrument dated July 30, 1998 - previously filed as an
            Exhibit to the Pre-Effective Amendment No. 1 to Registrant's
            Registration Statement on Form N-1A filed electronically on October
            28, 1998 and incorporated herein by reference.

      (2) Amendment dated February 22, 2001 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed electronically on March 1, 2001 and incorporated herein by reference.

      (3) Certificate of Amendment dated February 27, 2001 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A on June 15, 2001 and incorporated herein by reference.

      (4)   Certificate of Amendment dated May 9, 2001 to the Trust Instrument.*

      (5) Amendment No. 1 dated November 2, 2001 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

      (6) Amendment No. 2 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

      (7) Amendment No. 3 to the Trust Instrument - previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

      (8) Certificate of Amendment dated February 15, 2002 to the Trust Instrument.*

      (9)   Amendment No. 4 dated March 1, 2002 to the Trust Instrument.*

      (10)  Amendment No. 5 dated September 23, 2002 to the Trust Instrument.*

      (11)  Amendment No. 6 dated September 23, 2002 to the Trust Instrument.*

      (12)  Amendment No. 7 dated November 22, 2002 to the Trust Instrument.*

      (13)  Amendment No. 8 dated June 2, 2003 to the Trust Instrument.*

(b) Bylaws - previously filed as an Exhibit to the Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on October 28, 1998 and incorporated herein by reference.

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX, and X of the Declaration of Trust referenced in Exhibit (a) above and in Articles IV, VI, and XIII of the Bylaws referenced in Exhibit (b) above.

(d)   (1)   Investment Management Agreement dated October 30, 1998 between
            Registrant and ING Investments, LLC (successor to Pilgrim
            Investments, LLC) with respect to ING Tax Efficient Equity Fund, ING
            National Tax-Exempt Bond Fund, ING Classic Money Market Fund, ING
            Intermediate Bond Fund, ING High Yield Fund and ING National
            Tax-Exempt Money Market Fund.*

      (2) Investment Management Agreement dated September 23, 2002 between Registrant and ING Investments, LLC (successor to Pilgrim Investments, LLC) with respect to ING GNMA Income Fund and INC Lexington Money Market Trust.*

      (3) Investment Management Agreement between Registrant and ING Investments, LLC (successor to Pilgrim Investments, LLC) with respect to ING Strategic Bond Fund, ING Money Market Fund, and ING High Yield Opportunity Fund.*


      (4) Form of Expense Limitation Agreement dated September 23, 2002 between Registrant and ING Investment, LLC.*



            (i)   Amended Schedule A dated April 1, 2003.*


      (5) Restated Sub-Advisory Agreement dated June 4, 2001 restating the Agreement dated October 30, 1998 between ING Pilgrim Investments, LLC and ING Investment Management LLC.*

      (6) Restated Sub-Advisory Agreement dated May 9, 2001 restating the Agreement made October 30, 1998 between ING Pilgrim Investments, LLC and Furman Selz Capital Management LLC.*


      (i) Form of First Amendment to Restated Sub-Advisory Agreement dated May 9, 2001.*


      (7) Form of Sub-Advisory Agreement dated August 1, 2003 between ING Pilgrim Investments, LLC and Aeltus Investment Management, Inc.*

(e)   (1)   Underwriting Agreement dated September 23, 2002 between Registrant and ING Funds Distributor, Inc.*

      (2) Form of Financial Institution Selling Group Agreement - previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

      (3) Form of Selling Group Agreement - previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

(f)   Not Applicable.

(g)   (1)   Custody Agreement dated January 6, 2003 between Registrant and The
            Bank of New York.*

      (2) Foreign Custody Manager Agreement dated January 6, 2003 between Registrant and The Bank of New York.*

            (i)   Amended Schedule 1 dated January 13, 2003.*

            (ii)  Amended Schedule 1 dated March 13, 2003.*

            (iii) Amended Schedule 1 dated April 7, 2003.*

            (iv)  Amended Schedule 1 dated May 1, 2003.*

            (v)   Amended Schedule 2 dated June 6, 2003.*

      (3) Master Repurchase Agreement dated April 7, 2003 between Registrant and Goldman Sachs & Co.*

(h)   (1)   Administration Agreement between Registrant and ING Funds Services,
            LLC.*

      (2) Agency Agreement dated November 30, 2000 between Registrant and DST Systems, Inc.*

            (i)   Amended and Restated Exhibit A effective April 3, 2003*

            (ii)  Amended and Restated Exhibit A effective May 29, 2003*

            (iii) Exhibit B*

            (iv)  Exhibit B.1*

            (v)   Exhibit B.2*

            (vi)  Exhibit C*

            (vii) Exhibit D*


      (3)   Allocation Agreement Fidelity Bond dated May 24, 2002*



      (4) Amended and Restated Shareholder Service Agreement dated July 29, 1999, As Amended and Restated July 11, 2002.*

            (i)   Fee Schedule dated July 30, 2002.*

(i)   Opinion and Consent of Counsel.*

(j)   (1)   Consent of KPMG LLP*


      (2)   Consent of PricewaterhouseCoopers, LLP.*


(k)   Not applicable.

(l)   Not applicable.

(m)   (1)   Amended and Restated Distribution Plan for Class A shares dated July
            11, 2002.*

      (2) Service and Distribution Plan for Class A shares dated August 20, 2002 with respect to ING GNMA Income and ING Lexington Money Market Trust Funds.*

      (3) Service and Distribution Plan for Class A shares dated August 20, 2002 with respect to ING High Yield Opportunity, ING Money Market and ING Strategic Income Funds.*

      (4)   Letter Agreement dated September 23, 2002.*

            (i) Amendment to Effective Period Reduction in Fee Payable under Distribution Plan for Class A shares dated July 21*

      (5) Amended and Restated Distribution Plan for Class B shares dated May 9, 2001.*

      (6) Service and Distribution Plan for Class B shares with respect to ING GNMA Income Fund dated August 20, 2002.*

      (7) Service and Distribution Plan for Class B shares with respect to ING High Yield Opportunity, ING Strategic Income and ING Money Market Funds.*

      (8) Amended and Restated Distribution Plan for Class C shares dated August 20, 2002.*

      (9) Service and Distribution Plan for Class C shares with respect to ING GNMA Income Fund dated August 20, 2002.*

      (10) Service and Distribution Plan for Class C shares with respect to ING High Yield Opportunity, ING Money Market and ING Strategic Income Fund dated August 20, 2002.*

      (11) Service and Distribution Plan for Class M shares with respect to ING GNMA Income Fund dated August 20, 2002.*

      (12) Service and Distribution Plan for Class M shares with respect to ING High Yield Opportunity Fund dated August 20, 2002.*

      (13) Shareholder Service Plan for Class Q shares with respect to ING GNMA Fund dated August 20, 2002.*

      (14) Shareholder Service Plan for Class Q shares with respect to ING High Yield Opportunity and ING Strategic Income Funds dated August 20, 2002.*

      (15) Amended and Restated Shareholder Servicing Plan for Classes A, B, and C with respect to ING High Yield Bond, ING Intermediate Bond, ING National Tax Exempt Bond, and ING Class K Money Market Funds dated August 20, 2002.*

      (16) Shareholder Service Distribution Plan and Agreement for Class R shares.*

(n)   Amended Multiple Class Plan pursuant to 18f-3 dated August 1, 2003.*

(o)   (1)   Code of Ethics of ING Investment Management LLC - previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's
            Registration Statement on Form N-1A filed electronically on November
            6, 2000 and incorporated herein by reference.

      (2) Code of Ethics of Furman Selz Asset Management - previously filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

      (3)   Code of Ethics of Aeltus Investment Management LLC.*

*Filed herein.


ITEM 25.  INDEMNIFICATION.

      Article X of the Registrant's Declaration of Trust provides the following:

      Section 10.1 Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence of reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

      Section 10.2 Indemnification.

(a)   Subject to the exceptions and limitations contained in Section (b) below:

      (i) every Person who is, or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

      (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)   No indemnification shall be provided hereunder to a Covered Person:

      (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

      (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

            (A)   by the court or other body approving the settlement;

            (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

            (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

            provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

      (c) The rights of indemnification therein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

      (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

Article IX of the Registrant's By-Laws provides the following:

            The Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a Trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Trustees would have the power to indemnify him against such liability.

            The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholder to which he would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

            Reference is made to Article IX of Registrants By-Law and paragraph
            1.11 of the Distribution Agreement.

            The Registrant is covered under an insurance policy, insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

            Section 12 of the Management Agreement between Registrant and Manager, Section 8 of the Sub-Advisory Agreements and Section 20 of the Distribution Agreement between the Registrant and Distributor limit the liability of Manager, the Sub-Advisors and the Distributor to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

            The Registrant hereby undertakes that it will apply the indemnification provisions of its Trust Instrument, By-Laws, Management Agreement and Distribution Agreement in a manner consistent with Release No. 11330 of the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act") so long as the interpretations of Section 17 (h) and 17(i) of such Act remain in effect and are consistently applied.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officers or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            Section 7 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

            Information as to the directors and officers of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended and is incorporated herein by reference thereto.

            Information as to the directors and officers of the sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-advisers in the last two years, are included in their application for registration as investment advisers on Forms ADV for ING Investment Management LLC (File No. 801-55232) and Furman Selz Capital Management LLC (File No. 801-20737).

ITEM 27.  PRINCIPAL UNDERWRITERS.

      (a) ING Funds Distributor, LLC (formerly ING Funds Distributor, Inc.) is the principal underwriter for ING Mutual Funds; ING Equity Trust; ING Investment Funds, Inc.; ING Prime Rate Trust; ING Mayflower Trust; ING Senior Income Fund; ING Series Fund, Inc.; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; ING Variable Insurance Trust; USLICO Series Fund; ING VP Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING Variable Funds; ING VP Growth and Income Portfolio; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Strategic Allocation Portfolios, Inc. and ING GET Fund.

      (b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the U.S. Securities and Exchange Act of 1934, as amended and is incorporated herein by reference thereto.

      (c)   Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
      Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act"), and the rules promulgated thereunder are maintained at the offices of (a) the Registrant; (b) ING Investments, LLC; (c) the Administrator;
      (d) ING Funds Distributor, Inc.; (e) - (f) the sub-advisers; (g) the Custodian; and (h) the Transfer Agent. The address of each is as follows:

      (a)   ING Funds Trust
            7337 East Doubletree Ranch Road
            Scottsdale, AZ 85258-2034

      (b)   ING Investments, LLC
            7337 East Doubletree Ranch Road
            Scottsdale, AZ 85258-2034

      (c)   ING Funds Services, LLC
            7337 East Doubletree Ranch Road
            Scottsdale, AZ 85258-2034

      (d)   ING Funds Distributor, LLC
            7337 East Doubletree Ranch Road
            Scottsdale, AZ  85258-2034

      (e)   ING Investment Management LLC
            5780 Powers Ferry Road, N.W., Suite 300
            Atlanta, GA 30327

      (f)   Furman Selz Capital Management, LLC
            230 Park Avenue
            New York, NY 10169

      (g)   ING Investment Management Advisors B.V.
            Schenkkade 65, 2595 AS
            The Hague, The Netherlands

      (h)   The Bank of New York
            One Wall Street
            New York, New York 10286

      (i)   DST Systems, Inc.
            P.O. Box  219368
            Kansas City, MO 64121-9368

ITEM 29.  MANAGEMENT SERVICES.

      Not applicable.

ITEM 30.   UNDERTAKINGS

      Not applicable.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 28th day of July, 2003.

                              ING FUNDS TRUST

                              By:   /s/ Kimberly A. Anderson
                                    ------------------------
                                    Kimberly A. Anderson
                                    Vice President and Secretary

      Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


            SIGNATURE                   TITLE                        DATE
            ---------                   -----                        ----
                                       Trustee and Chairman     July 28, 2003
---------------------------------
         John G. Turner*

                                       President and Chief      July 28, 2003
---------------------------------      Executive Officer
       James M. Hennessy*
                                       Executive Vice           July 28, 2003
                                       President and
                                       Principal Financial
---------------------------------      Officer
       Michael J. Roland*

                                       Trustee                  July 28, 2003
---------------------------------
        Paul S. Doherty*

                                       Trustee                  July 28, 2003
---------------------------------
       J. Michael Earley*

                                       Trustee                  July 28, 2003
---------------------------------
     R. Barbara Gitenstein*


                                       Trustee                  July 28, 2003
---------------------------------
       Walter H. May, Jr.*

                                       Trustee                  July 28, 2003
---------------------------------
      Thomas J. McInerney*

                                       Trustee                  July 28, 2003
---------------------------------
          Jock Patton*

                                       Trustee                  July 28, 2003
---------------------------------
       David W.C. Putnam*

                                       Trustee                  July 28, 2003
---------------------------------
        Blaine E. Rieke*

                                       Trustee                  July 28, 2003
---------------------------------
        Roger B. Vincent*

                                       Trustee                  July 28, 2003

---------------------------------
      Richard A. Wedemeyer*


*By:   /s/ Kimberly A. Anderson
       ------------------------
       Kimberly A. Anderson
       Attorney-in-Fact**

** Powers of Attorney for James M. Hennessy and each Trustee except Paul S. Doherty were filed as attachments to Post-Effective Amendment No. 51 to the Registrant's Form N-1A Registration Statement as filed on February 27, 2002, and are incorporated herein by reference. Mr. Doherty's Power of Attorney was filed as an attachment to Post-Effective Amendment No. 52 to the Registrant's Form N-1A Registration Statement as filed on July 12, 2002, and is incorporated herein by reference.

                                    EXHIBIT INDEX

Exhibit Number    Exhibit Name
--------------    ------------
(a)(4)            Certificate of Amendment dated May 9, 2001 to the Trust
                  Instrument

(a)(8)            Certificate of Amendment dated February 15, 2002 to the Trust
                  Instrument

(a)(9)            Amendment No. 4 dated March 1, 2002 to the Trust Instrument

(a)(10)           Amendment No. 5 dated September 23, 2002 to the Trust
                  Instrument

(a)(11)           Amendment No. 6 dated September 23, 2002 to the Trust
                  Instrument

(a)(12)           Amendment No. 7 dated November 22, 2002 to the Trust
                  Instrument

(a)(13)           Amendment No. 8 dated June 2, 2003 to the Trust Instrument

(d)(1)            Investment Management Agreement dated October 30, 1998 between
                  Registrant and ING Investments, LLC (successor to Pilgrim
                  Investments, LLC) with respect to ING Tax Efficient Equity
                  Fund, ING National Tax-Exempt Bond Fund, ING Classic Money
                  Market Fund, ING Intermediate Bond Fund, ING High Yield Fund and ING National Tax-Exempt Money Market Fund

(d)(2) Investment Management Agreement dated September 23, 2002 between Registrant and ING Investments, LLC (successor to
                  Pilgrim Investments, LLC) with respect to ING GNMA Income Fund and INC Lexington Money Market Trust

(d)(3)            Investment Management Agreement between Registrant and ING
                  Investments, LLC (successor to Pilgrim Investments, LLC) with respect to ING Strategic Bond Fund, ING Money Market Fund, and
                  ING High Yield Opportunity Fund


(d)(4) Form of Expense Limitation Agreement dated September 23, 2002 between Registrant and ING Investment, LLC


(d)(4)(i)         Amended Schedule A dated April 1, 2003

(d)(5) Restated Sub-Advisory Agreement dated June 4, 2001 restating the Agreement dated October 30, 1998 between ING Pilgrim
                  Investments, LLC and ING Investment Management LLC

(d)(6) Restated Sub-Advisory Agreement dated May 9, 2001 restating the Agreement made October 30, 1998 between ING Pilgrim
                  Investments, LLC and Furman Selz Capital Management LLC


(d)(6)(i) Form of First Amendment to Restated Sub-Advisory Agreement dated May 9, 2001


(d)(7)            Form of Sub-Advisory Agreement dated August 1, 2003 between
                  ING Pilgrim Investments, LLC and Aeltus Investment
                  Management, Inc.



(e)(1)            Underwriting Agreement dated September 23, 2002 between
                  Registrant and ING Funds Distributor, Inc.

(g)(1)            Custody Agreement dated January 6, 2003 between Registrant and
                  The Bank of New York

(g)(2) Foreign Custody Manager Agreement dated January 6, 2003 between Registrant and The Bank of New York

(g)(2)(i)         Amended Schedule 1 dated January 13, 2003

(g)(2)(ii)        Amended Schedule 1 dated March 13, 2003

(g)(2)(iii)       Amended Schedule 1 dated April 7, 2003

(g)(2)(iv)        Amended Schedule 1 dated May 1, 2003

(g)(2)(v)         Amended Schedule 2 dated January 6, 2003

(g)(3)            Master Repurchase Agreement dated April 7, 2003 between
                  Registrant and Goldman Sachs & Co

(h)(1)            Administration Agreement dated September 23, 2002 between
                  Registrant and ING Funds Services, LLC

(h)(2) Agency Agreement dated November 30, 2000 between Registrant and DST Systems, Inc

(h)(2)(i)         Amended and Restated Exhibit A effective April 3, 2003

(h)(2)(ii)        Amended and Restated Exhibit A effective May 29, 2003

(h)(2)(iii)       Exhibit B

(h)(2)(iv)        Exhibit B.1

(h)(2)(v)         Exhibit B.2

(h)(2)(vi)        Exhibit C

(h)(2)(vii)       Exhibit D

(h)(3)            Allocation Agreement Fidelity Bond dated May 24, 2002

(h)(4)            Amended and Restated Shareholder Service Agreement dated July
                  29, 1999, As Amended and Restated July 11, 2002 between ING
                  Investment Funds, Inc. and ING Funds Services, Inc.

(h)(4)(i)         Fee Schedule dated July 30, 2002

(i)               Opinion and Consent of Counsel

(j)(1)            Consent of KPMG LLP

(j)(2)            Consent of PricewaterhouseCoopers LLP

(m)(1) Amended and Restated Distribution Plan for Class A shares dated July 11, 2002

(m)(2)            Service and Distribution Plan for Class A shares dated August
                  20, 2002 with respect to ING GNMA Income and ING Lexington
                  Money Market Trust Funds

(m)(3)            Service and Distribution Plan for Class A shares dated August
                  20, 2002 with respect to ING High Yield Opportunity, ING Money
                  Market and ING Strategic Income Funds

(m)(4)            Letter Agreement dated September 23, 2002

(m)(4)(i) Form of Amendment to Effective Period Reduction in Fee Payable under Distribution Plan for Class A shares dated July 28,
                  2003*

(m)(5) Amended and Restated Distribution Plan for Class B shares dated May 9, 2001

(m)(6) Service and Distribution Plan for Class B shares with respect to ING GNMA Income Fund dated August 20, 2002

(m)(7) Service and Distribution Plan for Class B shares with respect to ING High Yield Opportunity, ING Strategic Income and ING
                  Money Market Funds

(m)(8) Amended and Restated Distribution Plan for Class C shares with respect to ING Classic Money Market Fund, ING High Yield Bond
                  Fund, ING Intermediate Bond Fund and ING National Tax-Exempt
                  Bond Fund dated August 20, 2002

(m)(9) Service and Distribution Plan for Class C shares with respect to ING GNMA Income Fund dated August 20, 2002

(m)(10) Service and Distribution Plan for Class C shares with respect to ING High Yield Opportunity, ING Money Market and ING
                  Strategic Income Fund dated August 20, 2002

(m)(11) Service and Distribution Plan for Class M shares with respect to ING GNMA Income Fund dated August 20, 2002

(m)(12) Service and Distribution Plan for Class M shares with respect to ING High Yield Opportunity Fund dated August 20, 2002

(m)(13)           Shareholder Service Plan for Class Q shares with respect to
                  ING GNMA Fund dated August 20, 2002

(m)(14)           Shareholder Service Plan for Class Q shares with respect to
                  ING High Yield Opportunity and ING Strategic Income Funds dated August 20, 2002

(m)(15)           Amended and Restated Shareholder Servicing Plan for Classes A,
                  B, and C with respect to ING High Yield Bond, ING Intermediate
                  Bond, ING National Tax Exempt Bond, and ING Class K Money
                  Market Funds dated August 20, 2002

(m)(16)           Shareholder Service and Distribution Plan for Class R shares

(n)               Amended Multiple Class Plan pursuant to 18f-3 dated May 29,
                  2003

(o)(3)            Code of Ethics of Aeltus Investment Management, Inc.
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